

                                                                    EXHIBIT 10.8

                                               PUBLISHED CUSIP NUMBER: 53117RAA7

                              AMENDED AND RESTATED

                                CREDIT AGREEMENT

                                      AMONG

                      LIBERTY PROPERTY LIMITED PARTNERSHIP

                                       AND

                             LIBERTY PROPERTY TRUST

                                       AND

                 BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

                                       AND

                 JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT

                                       AND

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                SUNTRUST BANK, AND CITIZENS BANK OF PENNSYLVANIA,
                             AS DOCUMENTATION AGENTS

                                       AND

                       PNC BANK, NATIONAL ASSOCIATION AND
                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                               AS MANAGING AGENTS

                                       AND

                            THE LENDERS PARTY HERETO

                                       AND

                       BANC OF AMERICA SECURITIES LLC AND
                          J.P. MORGAN SECURITIES INC.,
                  AS JOINT LEAD ARRANGERS AND JOINT BOOKRUNNERS

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                                TABLE OF CONTENTS

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Section 1. DEFINITIONS OF RULES OF INTERPRETATION..............................................................         1

         Section 1.1.        Definitions.......................................................................         1

         Section 1.2.        Rules of Interpretation...........................................................        25

         Section 1.3.        Exchange Rates; Currency Equivalents..............................................        26

         Section 1.4.        Additional Alternative Currencies.................................................        26

         Section 1.5.        Change of Currency................................................................        27

         Section 1.6.        Times of Day......................................................................        28

         Section 1.7.        Letter of Credit Amounts..........................................................        28

Section 2. REVOLVING CREDIT FACILITY...........................................................................        28

         Section 2.1.        Loans.............................................................................        28

         Section 2.2.        Changes in Total Commitment.......................................................        29

         Section 2.3.        The Notes.........................................................................        31

         Section 2.4.        Interest on Loans.................................................................        32

         Section 2.5.        Requests for Loans................................................................        32

         Section 2.6.        Conversion and Continuation Options...............................................        33

         Section 2.7.        Funds for Loans...................................................................        34

         Section 2.8.        Swingline Loans...................................................................        35

         Section 2.9.        Letters of Credit.................................................................        37

         Section 2.10.       Competitive Bid Loans.............................................................        41

         Section 2.11.       Sharing Event.....................................................................        45

Section 3. REPAYMENT OF THE LOANS..............................................................................        48

         Section 3.1.        Maturity..........................................................................        48

         Section 3.2.        Mandatory Repayments of Loan......................................................        48

         Section 3.3.        Optional Repayments of Loans......................................................        48

         Section 3.4.        Currency Matters..................................................................        50

Section 4. CERTAIN GENERAL PROVISIONS..........................................................................        50

         Section 4.1.        Closing Fees......................................................................        50
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                                TABLE OF CONTENTS

                                  (continued)

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         Section 4.2.        Other Fees........................................................................        51

         Section 4.3.        Funds for Payments................................................................        51

         Section 4.4.        Computations......................................................................        52

         Section 4.5.        Additional Costs, Etc.............................................................        52

         Section 4.6.        Capital Adequacy..................................................................        53

         Section 4.7.        Certificate.......................................................................        53

         Section 4.8.        Indemnity.........................................................................        53

         Section 4.9.        Default Interest and Late Charges.................................................        54

         Section 4.10.       Inability to Determine Eurocurrency Rate..........................................        54

         Section 4.11.       Illegality........................................................................        54

         Section 4.12.       Replacement of Lenders............................................................        55

         Section 4.13.       Sharing of Payments by Lenders....................................................        55

         Section 4.14.       Alternative Currencies............................................................        56

Section 5. UNENCUMBERED PROPERTIES; NO LIMITATION ON RECOURSE..................................................        57

         Section 5.1.        Unencumbered Properties and Unencumbered Development Properties...................        57

         Section 5.2.        Waivers by Requisite Lenders......................................................        57

         Section 5.3.        Rejection of Unencumbered Properties and Unencumbered Development Properties......        57

         Section 5.4.        Change in Circumstances...........................................................        58

         Section 5.5.        No Limitation on Recourse.........................................................        58

         Section 5.6.        Additional Guarantors.............................................................        58

Section 6. REPRESENTATIONS AND WARRANTIES......................................................................        58

         Section 6.1.        Authority; Etc....................................................................        58

         Section 6.2.        Governmental Approvals and Consents...............................................        60

         Section 6.3.        Title to Properties...............................................................        60

         Section 6.4.        Financial Statements..............................................................        60

         Section 6.5.        No Material Changes, Etc..........................................................        61

                                       ii
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                                TABLE OF CONTENTS

                                  (continued)
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         Section 6.6.        Franchises, Patents, Copyrights, Etc..............................................        61

         Section 6.7.        Litigation........................................................................        61

         Section 6.8.        No Materially Adverse Contracts, Etc..............................................        61

         Section 6.9.        Compliance With Other Instruments, Laws, Etc......................................        62

         Section 6.10.       Tax Status........................................................................        62

         Section 6.11.       Event of Default..................................................................        62

         Section 6.12.       Investment Company Act............................................................        62

         Section 6.13.       Absence of Financing Statements, Etc..............................................        62

         Section 6.14.       Status of the Company.............................................................        62

         Section 6.15.       Certain Transactions..............................................................        62

         Section 6.16.       Benefit Plans; Multiemployer Plans; Guaranteed Pension Plans......................        63

         Section 6.17.       Regulations U and X...............................................................        63

         Section 6.18.       Environmental Compliance..........................................................        63

         Section 6.19.       Subsidiaries and Affiliates.......................................................        65

         Section 6.20.       Loan Documents....................................................................        65

         Section 6.21.       Buildings on the Unencumbered Properties..........................................        65

         Section 6.22.       Insurance.........................................................................        65

         Section 6.23.       Disclosure........................................................................        65

         Section 6.24.       Solvency..........................................................................        66

Section 7. AFFIRMATIVE COVENANTS OF THE BORROWER...............................................................        66

         Section 7.1.        Punctual Payment..................................................................        66

         Section 7.2.        Maintenance of Office.............................................................        66

         Section 7.3.        Records and Accounts..............................................................        66

         Section 7.4.        Financial Statements, Certificates and Information................................        66

         Section 7.5.        Notices...........................................................................        68

         Section 7.6.        Existence; Maintenance of REIT Status; Maintenance of Properties..................        70

         Section 7.7.        Insurance.........................................................................        71

                                       iii
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                                TABLE OF CONTENTS

                                  (continued)
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         Section 7.8.        Taxes.............................................................................        71

         Section 7.9.        Inspection of Properties and Books................................................        71

         Section 7.10.       Compliance with Laws, Contracts, Licenses, and Permits............................        71

         Section 7.11.       Use of Proceeds...................................................................        72

         Section 7.12.       INTENTIONALLY OMITTED.............................................................        72

         Section 7.13.       Notices of Significant Transactions...............................................        72

         Section 7.14.       Further Assurances................................................................        72

         Section 7.15.       Environmental Indemnification.....................................................        72

         Section 7.16.       Response Actions..................................................................        73

         Section 7.17.       Employee Benefit Plans............................................................        73

Section 8. CERTAIN NEGATIVE COVENANTS OF THE BORROWER..........................................................        74

         Section 8.1.        Restrictions on Recourse IndebtedneSection .......................................        74

         Section 8.2.        Restrictions on Investments.......................................................        74

         Section 8.3.        Merger, Consolidation and Other Fundamental Changes...............................        75

         Section 8.4.        Sale and Leaseback................................................................        76

         Section 8.5.        Compliance with Environmental Laws................................................        76

         Section 8.6.        Distributions.....................................................................        76

         Section 8.7.        Equity Repurchase Payments........................................................        77

         Section 8.8.        Preferred Distributions...........................................................        77

         Section 8.9.        Liens.............................................................................        77

         Section 8.10.       Negative Pledge...................................................................        77

         Section 8.11.       Transactions with Affiliates......................................................        77

         Section 8.12.       Change in Nature of BusineSection ................................................        78

         Section 8.13.       Dispositions......................................................................        78

Section 9. FINANCIAL COVENANTS OF THE BORROWER.................................................................        78

         Section 9.1.        Unsecured Debt to Value of All Unencumbered Properties............................        78

         Section 9.2.        Total Debt to Total Asset Value...................................................        78
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                                       iv
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         Section 9.3.        Maximum Secured Debt..............................................................        78

         Section 9.4.        Minimum Tangible Net Worth........................................................        78

         Section 9.5.        Unencumbered Interest Coverage Ratio..............................................        78

         Section 9.6.        Adjusted EBITDA to Fixed Charges..................................................        79

         Section 9.7.        Pro Forma Calculations............................................................        79

         Section 9.8.        Covenant Calculations.............................................................        79

Section 10. CONDITIONS TO EFFECTIVENESS........................................................................        79

         Section 10.1.       Loan Documents....................................................................        79

         Section 10.2.       Certified Copies of Organization Documents; Good Standing Certificates............        80

         Section 10.3.       By-laws; Resolutions..............................................................        80

         Section 10.4.       Incumbency Certificate; Authorized Signers........................................        80

         Section 10.5.       Opinions of Counsel Concerning Organization and Loan Documents....................        80

         Section 10.6.       Payment of Fees...................................................................        80

         Section 10.7.       Closing Certificate...............................................................        80

         Section 10.8.       Compliance Certificate............................................................        81

Section 11. CONDITIONS TO ALL CREDIT ADVANCES..................................................................        81

         Section 11.1.       Representations True; No Event of Default; Compliance Certificate.................        81

         Section 11.2.       No Legal Impediment...............................................................        81

         Section 11.3.       Governmental Regulation...........................................................        81

         Section 11.4.       Proceedings and Documents.........................................................        81

Section 12. EVENTS OF DEFAULT; ACCELERATION; ETC...............................................................        82

         Section 12.1.       Events of Default and Acceleration................................................        82

         Section 12.2.       Termination of Commitments........................................................        85

         Section 12.3.       Remedies..........................................................................        85

         Section 12.4.       Distribution of Enforcement Proceeds..............................................        85

Section 13. SETOFF.............................................................................................        86
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                                        v
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                                TABLE OF CONTENTS

                                   (continued)
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Section 14. THE AGENT..........................................................................................        87

         Section 14.1.       Authorization.....................................................................        87

         Section 14.2.       Employees and Agents..............................................................        87

         Section 14.3.       No Liability......................................................................        87

         Section 14.4.       No Representations................................................................        87

         Section 14.5.       Payment...........................................................................        88

         Section 14.6.       Holders of Notes..................................................................        89

         Section 14.7.       Indemnity.........................................................................        89

         Section 14.8.       Agent as Lender...................................................................        89

         Section 14.9.       Resignation and Removal...........................................................        89

         Section 14.10.      Notification of Defaults and Events of Default and other Notices..................        90

         Section 14.11.      Duties in the Case of Enforcement.................................................        90

Section 15. EXPENSES...........................................................................................        90

Section 16. INDEMNIFICATION....................................................................................        91

Section 17. SURVIVAL OF COVENANTS, ETC.........................................................................        92

Section 18. ASSIGNMENT; PARTICIPATIONS; ETC....................................................................        92

         Section 18.1.       Conditions to Assignment by Lenders...............................................        92

         Section 18.2.       Certain Representations and Warranties; Limitations; Covenants....................        93

         Section 18.3.       Register..........................................................................        93

         Section 18.4.       New Notes.........................................................................        94

         Section 18.5.       Participations....................................................................        94

         Section 18.6.       Pledge by Lender..................................................................        95

         Section 18.7.       No Assignment by Borrower.........................................................        95

         Section 18.8.       Disclosure........................................................................        95

         Section 18.9.       Designated Banks..................................................................        95

Section 19.     NOTICES, ETC...................................................................................        96

Section 20.     GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE.............................................        98
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                                       vi
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                                TABLE OF CONTENTS

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Section 21.     HEADINGS.......................................................................................        98

Section 22.     COUNTERPARTS...................................................................................        98

Section 23.     ENTIRE AGREEMENT...............................................................................        98

Section 24.     WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS.................................................        98

Section 25.     CONSENTS, AMENDMENTS, WAIVERS, ETC.............................................................        99

Section 26.     SEVERABILITY...................................................................................       100

Section 27.     ACKNOWLEDGMENTS................................................................................       100

Section 28.     NO WAIVER; CUMULATIVE REMEDIES.................................................................       100

Section 29.     INTEREST RATE LIMITATION.......................................................................       100

Section 30.     USA PATRIOT ACT NOTICE.........................................................................       101

Section 31.     JUDGMENT CURRENCY..............................................................................       101

Section 32.     TRANSITIONAL ARRANGEMENTS......................................................................       101

Exhibit A        Form of Note
Exhibit B        Form of Loan Request
Exhibit C        Form of Compliance Certificate
Exhibit D        Form of Swingline Loan Request
Exhibit E        Form of Assignment and Acceptance
Exhibit F        Form of Letter of Credit Request
Exhibit G        Form of Letter of Credit Application
Exhibit H        Form of Competitive Bid Quote Request
Exhibit I        Form of Invitation for Competitive Bid Quotes
Exhibit J        Form of Competitive Bid Quote
Exhibit K        Form of Acceptance of Competitive Bid Quote
Exhibit L        Form of Joinder Agreement
Exhibit M        Form of Guaranty Agreement
Exhibit N        Form of Designated Bank Note
Exhibit O        Form of Designation Agreement

Schedule 1       Lenders; Domestic and Eurocurrency Lending Offices
Schedule 1.1(a)  Unencumbered Properties and Unencumbered Development Properties
Schedule 1.1(b)  Eligible Ground Leases
Schedule 1.1(c)  Mandatory Cost Schedule
Schedule 1.2     Commitments and Commitment Percentages
Schedule 1.3     Related Companies, Guarantors and Unconsolidated Entities
Schedule 1.4     Existing Letter of Credit
Schedule 6.3     Title to Properties
Schedule 6.7     Litigation
Schedule 6.15    Insider Transactions
Schedule 6.16    Employee Benefit Plans
Schedule 6.18    Environmental Matters
Schedule 6.19    Company Assets
Schedule 6.21    Building Structural Defects, etc.
Schedule 6.22    Insurance
Schedule 8.2(d)  Investments

                      AMENDED AND RESTATED CREDIT AGREEMENT

      This AMENDED AND RESTATED CREDIT AGREEMENT is made as of the 22nd day of December, 2005, by and among LIBERTY PROPERTY LIMITED PARTNERSHIP, a Pennsylvania limited partnership (the "BORROWER"), LIBERTY PROPERTY TRUST, a Maryland trust (the "COMPANY"), BANK OF AMERICA, N.A., a national banking association ("BANK OF AMERICA"), the other lending institutions which are listed from time to time on Schedule 1 (collectively, with Bank of America, the "LENDERS"), JPMORGAN CHASE BANK, N.A., a national banking association ("JPMCB"), as syndication agent, and BANK OF AMERICA, N.A., as administrative agent for itself and such other lending institutions (the "AGENT").

      WHEREAS, the Borrower, Bank of America (successor by merger to Fleet National Bank, a national banking association), as administrative agent, and certain other lenders are party to that certain Credit Agreement, dated as of January 16, 2003, as amended by the First Amendment to Credit Agreement, dated as of December 20, 2004 (as so amended, the "ORIGINAL CREDIT AGREEMENT"), pursuant to which such lenders extended credit to the Borrower on the terms set forth therein;

      WHEREAS, the Borrower, Bank of America (successor by merger to Fleet National Bank, a national banking association), as administrative agent, and certain other lenders are party to that certain Multi-Currency Credit Agreement, dated as of January 16, 2003, as amended by the First Amendment to Multi-Currency Credit Agreement, dated as of December 20, 2004 (as so amended, the "MULTI-CURRENCY CREDIT AGREEMENT", together with the Original Credit Agreement, the "EXISTING CREDIT AGREEMENTS"), pursuant to which such lenders extended credit to the Borrower on the terms set forth therein; and

      WHEREAS, the Borrower, Bank of America, as administrative agent, and the Lenders party hereto have agreed to enter into this Agreement to amend and restate in their entireties the Existing Credit Agreements as set forth herein.

      NOW, THEREFORE, to accomplish these purposes, the Agent, the Borrower, the Company and the Lenders hereby agree as follows:

      Section 1. DEFINITIONS OF RULES OF INTERPRETATION.

      Section 1.1. Definitions. The following terms shall have the meanings set forth in this Section l or elsewhere in the provisions of this Agreement referred to below:

      ACT. See Section 30.

      ADDITIONAL TRANCHE A COMMITMENT. The portion (if any) of any Lender's Tranche A Commitment which will become effective on the Commitment Increase Date if the Total Commitment is increased pursuant to Section 2.2.

      ADDITIONAL COMMITMENT LENDERS. Those Lenders which provide an Additional Tranche A Commitment.

      ADJUSTED EBITDA. EBITDA minus the Reserve Amount for all of the applicable Real Estate Assets and adjusted to remove the effect of recognizing rental income on a straight-line basis over the applicable lease terms.

      ADJUSTED NET OPERATING INCOME. Net Operating Income minus the Reserve Amount for all of the applicable Real Estate Assets and adjusted to remove the effect of recognizing rental income on a straight-line basis over the applicable lease terms.

      AFFILIATED LENDERS. Any commercial bank or financial institution which is
(i) the parent corporation of any of the Lenders, (ii) a wholly-owned subsidiary of any of the Lenders or (iii) a wholly-owned subsidiary of the parent corporation of any of the Lenders.

      AFFILIATE. With respect to any Person, another Person that directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified.

      AGENT. Bank of America, N.A. acting in its capacity as administrative agent for the Lenders or any successor agent.

      AGENT'S HEAD OFFICE. The Agent's head office located at 901 Main Street, Dallas, Texas 75202-3714, or at such other location as the Agent may designate from time to time.

      AGREEMENT. This Credit Agreement, including the Schedules and Exhibits hereto as it may be amended, modified or supplemented from time to time.

      AGREEMENT CURRENCY. See Section 31.

      ALTERNATIVE CURRENCY. Each of Euro, Sterling or such other currency (other than Dollars) as may be approved in accordance with Section 1.4, in each case, so long as (a) such currency is readily available to all Lenders holding a Tranche B Commitment and is freely transferable and freely convertible to Dollars and (b) Reuters (or any successor thereto) reports BBA LIBOR for such currency for the relevant Interest Period.

      ALTERNATIVE CURRENCY EQUIVALENT. At any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Agent or the L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars.

      ALTERNATIVE CURRENCY LOAN. Any Loan denominated in an Alternative Currency bearing interest calculated by reference to the Eurocurrency Rate.

      APPLICABLE FACILITY FEE RATE. As of any date of determination, an annual rate determined based on the ratings assigned to the Borrower's senior long-term unsecured debt by the Ratings Agencies pursuant to the following table:

                                                                     Facility Fee
       S&P Rating           Moody's Rating           Fitch Rating        Rate
---------------------  ---------------------  ---------------------  ------------
Below BBB- or unrated  Below Baa3 or unrated  Below BBB- or unrated         0.25%
        BBB-                   Baa3                    BBB-                 0.20%
        BBB                    Baa2                    BBB                  0.15%
        BBB+                   Baa1                    BBB+                 0.15%
    A- or higher           A3 or higher            A- or higher             0.15%

If the Borrower maintains three ratings and those three ratings are not equivalent, the Applicable Facility Fee Rate will be based on the lower of the two highest ratings. If the Borrower maintains two ratings and those two ratings are not equivalent, the Applicable Facility Fee Rate shall be based on the lower of the two ratings. If the Borrower fails to maintain at least two ratings, the Applicable Facility Fee Rate shall be based on an S&P Rating of below BBB-. Any change in the Applicable Facility Fee Rate caused by a change in the Moody's Rating, the S&P Rating or the Fitch Rating shall become effective on the first day following the effective date of such change.

      APPLICABLE MARGIN. As of any date of determination, the annual rate determined based on the ratings assigned to the Borrower's senior long-term unsecured debt by the Ratings Agencies pursuant to the following table for Eurocurrency Rate Loans and Prime Rate Loans, respectively:

                                                                      Eurocurrency Rate  Prime Rate
       S&P Rating         Moody's Rating         Fitch Rating              Margin           Margin
----------------------  ---------------------  ---------------------  -----------------  ----------
 Below BBB- or unrated  Below Baa3 or unrated  Below BBB- or unrated        1.00%              0.25%
         BBB-                 Baa3                   BBB-                   0.80%             0.000%
         BBB                  Baa2                   BBB                    0.65%             0.000%
         BBB+                 Baa1                   BBB+                  0.525%             0.000%
     A- or higher         A3 or higher           A- or higher              0.475%             0.000%

If the Borrower maintains three ratings and those three ratings are not equivalent, the Applicable Margin will be based on the lower of the two highest ratings. If the Borrower maintains two ratings and those two ratings are not equivalent, the Applicable Margin will be based on the lower of the two ratings. If the Borrower fails to maintain at least two ratings, the Applicable Margin shall be based on an S&P Rating of below BBB-. Any change in the Applicable Margin caused by a change in the Moody's Rating, the S&P Rating or the Fitch Rating shall become effective on the first day following the effective date of such change.

      APPLICABLE TIME. With respect to any borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Agent, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.

      ARRANGER. Collectively, Banc of America Securities LLC and J.P. Morgan Securities Inc., in their capacities as joint lead arrangers and joint bookrunners, or any successors thereto.

      ASSIGNMENT AND ACCEPTANCE. See Section 18.

      BALANCE SHEET DATE. September 30, 2005.

      BANK OF AMERICA. As defined in the preamble hereto.

      BBA LIBOR. See definition of Eurocurrency Rate.

      BORROWER. As defined in the preamble hereto.

      BORROWER MATERIALS. See Section 7.5.

      BORROWING DATE. The date on which any Loan is made or is to be made (including, without limitation, the date on which any Mandatory Prime Rate Loan is made), and the date on which any Loan is converted or continued in accordance with Section 2.6.

      BUILDINGS. The buildings, structures and other improvements now or hereafter located on the Unencumbered Properties.

      BUSINESS DAY. Any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state where the Agent's Head Office with respect to Obligations denominated in Dollars is located and:

            (a) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Dollars, any fundings, disbursements, settlements and payments in Dollars in respect of any such Eurocurrency Rate Loan, or any other dealings in Dollars to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means any such day on which dealings in deposits in Dollars are conducted by and between banks in the London interbank eurodollar market;

            (b) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Eurocurrency Rate Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means a TARGET Day;

            (c) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in a currency other than Dollars or Euro, means any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the London or other applicable offshore interbank market for such currency; and

            (d) if such day relates to any fundings, disbursements, settlements and payments in a currency other than Dollars or Euro in respect of a Eurocurrency Rate Loan denominated in a currency other than Dollars or Euro, or any other dealings in any currency other than Dollars or Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency.

      CAPITALIZED LEASES. Leases under which the Borrower is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the Borrower in accordance with Generally Accepted Accounting Principles.

      CERCLA. See Section 6.18.

      CHANGE OF CONTROL. (a) Any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have "beneficial ownership" of all securities that such person or group has the right to acquire (such right, an "OPTION RIGHT"), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 25% or more of the Voting Interests of the Borrower on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or

      (b) during any period of twelve (12) consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors).

      CODE. The Internal Revenue Code of 1986, as amended and in effect from time to time.

      COMMITMENT. With respect to each Lender, sum of such Lender's Tranche A Commitment and Tranche B Commitment. The Commitment of the Lender which is also the Swingline Lender shall not be reduced by the amount of its Swingline Commitment.

      COMMITMENT INCREASE. An increase in the Tranche A Commitments such that the Total Commitment is not more than $800,000,000 pursuant to Section 2.2(a).

      COMMITMENT PERCENTAGE. With respect to each Lender, the percentage set forth from time to time on Schedule 1.2 hereto as such Lender's percentage of the Tranche A Commitments, the Tranche B Commitments or the Total Commitment, as applicable. If the Borrower exercises its option to increase the Tranche A Commitments and the Total Commitment pursuant to Section 2.2(a), the Commitment Percentages of the Lenders will change effective upon the Commitment Increase Date.

      COMMITMENT INCREASE DATE. See Section 2.2(a).

      COMPANY. See preamble.

      COMPETITIVE BID LOANS. Loans made by one or more Lenders pursuant to
Section 2.10.

      COMPETITIVE BID LOAN ACCOUNT. See Section 2.10(a).

      COMPETITIVE BID QUOTE REQUEST. See Section 2.10(c).

      COMPETITIVE BID QUOTE. An offer to make a Competitive Bid Loan made by a Lender in response to a Competitive Bid Quote Request.

      COMPLIANCE CERTIFICATE. See Section 2.5(a).

      CONTROL. The possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "CONTROLLING" and "CONTROLLED" have meanings correlative thereto.

      CONVERSION REQUEST. A notice given by the Borrower to the Agent of its election to convert or continue a Loan in accordance with Section 2.6.

      CREDIT EXPOSURE. With respect to each Lender as of any date of determination, the sum, without duplication, of the following: (i) the outstanding principal amount of all Loans advanced by such Lender under Section 2.1, (ii) the outstanding principal amount of all Mandatory Prime Rate Loans advanced by such Lender pursuant to Section 2.8(b) or Section 2.9(d), (iii) the outstanding principal amount of all participations purchased by such Lender pursuant to Section 2.8(c), Section 2.9(d) or Section 2.11(b), (iv) the outstanding principal amount of all Competitive Bid Loans advanced by such Lender pursuant to Section 2.10(k), (v) such Lender's Commitment Percentage of all outstanding Swingline Loans, except any Swingline Loan in which a participation has been purchased therein by such Lender pursuant to Section 2.8(c) and (vi) such Lender's Commitment Percentage of the stated amount of each Letter of Credit issued under Section 2.9 which has not expired or terminated prior to the date of determination.

      DEFAULT. See Section 12.1.

      DELINQUENT LENDER. See Section 14.5(c).

      DESIGNATED BANK. A special purpose corporation that (i) shall have become a party to this Agreement pursuant to Section 18.9, and (ii) is not otherwise a Lender.

      DESIGNATED BANK NOTES. Promissory notes of the Borrower, substantially in the form of Exhibit N hereto, evidencing the obligation of the Borrower to repay Competitive Bid Loans made by Designated Banks, as the same may be amended, supplemented, modified or restated from time to time, and "Designated Bank Note" means any one of such promissory notes issued under Section 18.9.

      DESIGNATING LENDER. See Section 18.9.

      DESIGNATION AGREEMENT. A designation agreement, substantially in the form of Exhibit O, entered into by a Lender and a Designated Bank and accepted by the Agent.

      DEVELOPMENT PROPERTY. A Real Estate Asset that is in the process of being improved with one or more industrial or office buildings or other similar commercial property, including "flex" and warehouse buildings, of a type consistent with the Borrower's business strategy and is classified as "development in progress" on the Borrower's consolidated balance sheet prepared in accordance with Generally Accepted Accounting Principles. Any such Real Estate Asset shall continue to be treated as a Development Property until the earlier of (a) such Real Estate Asset achieving an occupancy rate of 90% (based on net leasable area) or (b) the end of the twelfth (12th) month after completion of construction (as evidenced by a certificate of occupancy).

      DISTRIBUTION. The declaration or payment of any dividend or distribution of cash or cash equivalents to the holders of common shares of beneficial interest in the Company or the holders of common units of limited partnership interest in the Borrower.

      DOLLARS OR $. Dollars in lawful currency of the United States of America.

      DOLLAR EQUIVALENT. At any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in Dollars as determined by the Agent or the L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency.

      DOMESTIC LENDING OFFICE. Initially, the office of each Lender designated as such in Schedule 1 hereto; thereafter, such other office of such Lender, if any, located within the United States that will be making or maintaining Prime Rate Loans.

      DRAWING DATE. The date on which a draft under a Letter of Credit is paid by the Agent.

      EBITDA. For any period, the net income or loss of the Borrower and the Related Companies, excluding gains or losses from sales of property, write-ups/write-downs, forgiveness of indebtedness, other extraordinary items and minority interests, plus (to the extent deducted in determining net income or loss) interest expense, the amount recorded as income taxes on the books and records of the Borrower or the Related Companies, depreciation and amortization, all as defined and computed in accordance with Generally Accepted Accounting Principles.

      EFFECTIVE DATE. The date upon which this Agreement shall become effective pursuant to Section 10. Unless the Agent notifies the Borrower and the Lenders that some other date is the Effective Date, the Effective Date shall be the date set forth on the first page of this Agreement.

      ELIGIBLE ASSIGNEE. Any of (a) a commercial bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with Generally Accepted Accounting Principles; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), and having total assets in excess of $1,000,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (d) the central bank of any country which is a member of the OECD; (e) any other assignee having a net worth of at least $100,000,000 that, in the reasonable judgment of the Agent, is a reputable institutional investor with substantial experience in lending and originating loans similar to the Facility, or in purchasing, investing in or otherwise holding such loans; and (f) any Lender Affiliate or a Related Fund of a Lender. For purposes hereof, "Lender Affiliate" shall mean, (A) with respect to any Person that would otherwise be an Eligible Assignee under clauses (a) - (e) above (a "QUALIFIED ASSIGNEE"), (i) an affiliate of such Qualified Assignee or (ii) any Person that is engaged in making, purchasing, holding or otherwise investing in bank loans or similar extensions of credit in the ordinary course of its business and is administered (including as placement agent therefore) or managed by a Qualified Assignee or an affiliate of a Qualified Assignee and (B) with respect to a Lender that is a fund which invests in bank loans or similar extensions of credit, any Related Fund of such Lender. Further, for purposes hereof a "Related Fund" shall mean, with respect to a Lender which is a fund which invests in bank loans or similar extensions of credit, any other such fund managed by the same investment advisor as such Lender or by an affiliate of such Lender or such advisor.

      Notwithstanding anything to the contrary, the term Eligible Assignee shall exclude any Person controlling, controlled by or under common control with, the Borrower or the Company.

      ELIGIBLE GROUND LEASE. A ground lease that (a) has a minimum remaining term of twenty-five (25) years, including tenant controlled renewal options or acceptable purchase options containing nominal or market based purchase prices, as of any date of determination, and (b) has customary notice rights, default cure rights, bankruptcy new lease rights and other customary provisions for the benefit of a leasehold mortgagee or has equivalent protection for a leasehold permanent mortgagee by a subordination to such leasehold permanent mortgagee of the landlord's fee interest, and (c) is otherwise eligible for non-recourse leasehold mortgage financing under customary prudent lending requirements. The Eligible Ground Leases as of the date of this Agreement are listed on Schedule 1.1(b).

      EMPLOYEE BENEFIT PLAN. Any employee benefit plan within the meaning of
Section 3 (3) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

      EMU. The economic and monetary union in accordance with the Treaty of Rome 1957, as amended by the Single European Act 1986, the Maastricht Treaty of 1992 and the Amsterdam Treaty of 1998.

      EMU LEGISLATION. The legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency.

      ENVIRONMENTAL LAWS. See Section 6.18(a).

      EQUITY REPURCHASE PAYMENTS. All payments of cash or cash equivalents by Borrower or the Company as consideration for the repurchase, redemption or retirement of any common shares of beneficial interest in the Company, or any common units of limited partnership interest in Borrower.

      ERISA. The Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.

      ERISA AFFILIATE. Any Person which is treated as a single employer with the Borrower under Section 414 of the Code.

      ERISA REPORTABLE EVENT. A reportable event with respect to a Guaranteed Pension Plan within the meaning of Section 4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

      EURO OR EUR. Euro is the lawful currency of the Participating Member
States.

      EUROCURRENCY LENDING OFFICE. Initially, the office of each Lender designated as such in Schedule 1 hereto; thereafter, such other office of such Lender, if any, that shall be making or maintaining Eurocurrency Rate Loans.

      EUROCURRENCY PREPAYMENT FEE. See Section 3.3.

      EUROCURRENCY RATE. For any Interest Period with respect to a Eurocurrency Rate Loan, the rate per annum equal to the British Bankers Association LIBOR Rate ("BBA LIBOR"), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period. If such rate is not available at such time for any reason, then the "Eurocurrency Rate" for such Interest Period shall be the rate per annum determined by the Agent to be the rate at which deposits in the relevant currency for delivery on the first day of such Interest Period in Same Day Funds in the approximate amount of the Eurocurrency Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America's London Branch (or other Bank of America branch or Affiliate) to major banks in the London or other offshore interbank market for such currency at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

      EUROCURRENCY RATE LOAN. Any LIBOR Rate Loan or Alternative Currency Loan.

      EVENT OF DEFAULT. See Section 12.1.

      EXISTING CREDIT AGREEMENTS. As defined in the recitals hereto.

      EXISTING LETTERS OF CREDIT. See Section 2.9(a).

      FACILITY. The unsecured revolving line of credit facility provided to the Borrower pursuant to this Agreement initially in a maximum amount of $600,000,000.

      FEDERAL FUNDS RATE. For any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Agent.

      FEE LETTER. The letter agreement, dated November 15, 2005, among the Borrower, the Company, the Agent, JPMCB and the Arranger.

      FITCH RATING. The rating for Borrower's senior long-term unsecured debt assigned by Fitch Ratings or its successors.

      FIXED CHARGES. With respect to any fiscal period of the Borrower, an amount equal to the sum of (i) Interest Expense, (ii) regularly scheduled installments of principal payable with respect to Total Debt, (iii) current maturities on Recourse Indebtedness not refinanced with Loans hereunder or other replacement Indebtedness or otherwise repaid plus (iv) all dividend payments due to the holders of any preferred shares of beneficial interest of the Company and all distributions due to the holders of any limited partnership interests in the Borrower other than limited partner distributions based on the per share dividend paid on the common shares of beneficial interest of the Company.

      FUNDS FROM OPERATIONS. With respect to any fiscal period of the Borrower, means "funds from operations" as defined in accordance with resolutions adopted by the board of Governors of the National Association of Real Estate Investment Trusts as in effect from time to time.

      GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. Principles that are (a) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time and (b) consistently applied with past financial statements of the Borrower adopting the same principles; provided that a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in Generally

Accepted Accounting Principles) as to financial statements in which such principles have been properly applied.

      GUARANTEED PENSION PLAN. Any employee pension benefit plan within the meaning of Section 3(2) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

      GUARANTORS. The Company and the partnerships and corporations designated as Guarantors on Schedule 1.3 hereto and any other Related Company which is at least 85% owned by Borrower and which becomes a Guarantor pursuant to Section 5.6.

      GUARANTY. The Guaranty of even date herewith in the form of Exhibit M hereto from the Company and the other Guarantors to the Agent and the Lenders pursuant to which the Company and the other Guarantors have guaranteed the Obligations hereunder.

      HAZARDOUS SUBSTANCES. See Section 6.18(b).

      INDEBTEDNESection All obligations, contingent and otherwise (without double-counting), of the following types: (a) the Obligations, (b) all debt and similar monetary obligations for borrowed money, whether direct or indirect; (c) all liabilities secured by any mortgage, pledge, negative pledge, security interest, lien, negative lien, charge, or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; (d) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness or obligations of others (including, without limitation, the indebtedness or obligations of Unconsolidated Entities), including any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligations to reimburse the issuer in respect of any letters of credit and bankers' acceptances; (e) all obligations under Capitalized Leases; (f) all obligations under so-called forward equity purchase contracts to the extent such obligations are not payable solely in equity interests; (g) all uncollateralized obligations in respect of Interest Rate Contracts, financial derivatives contracts, and foreign exchange contracts; (h) all obligations in respect of any so-called synthetic leases (i.e. a lease of property which is treated as an operating lease under GAAP and as a loan for U.S. income tax purposes and (i) such obligor's liabilities, contingent or otherwise of the type set forth in (a) through (h) above, under any joint venture, limited liability company or partnership agreement.

      INTEREST EXPENSE. With respect to any fiscal period of the Borrower, an amount equal to the sum of the following with respect to Total Debt: (i) total interest expense, accrued in accordance with Generally Accepted Accounting Principles plus (ii) all capitalized interest determined in accordance with Generally Accepted Accounting Principles, plus (iii) the amortization of deferred financing costs.

      INTEREST PAYMENT DATE. As to any Loan (including any Swingline Loan or any Competitive Bid Loan), the first Business Day of each calendar month and the Maturity Date.

      INTEREST PERIOD. With respect to each Loan, (a) initially, the period commencing on the Borrowing Date of such Loan and ending on the last day of one of the periods set forth below, as selected by the Borrower in a Loan Request (except that no Loan Request is required for Mandatory Prime Rate Loans and except that Borrower shall have no options with respect to selecting Interest Periods for Swingline Loans) (i) for any Prime Rate Loan, the day on which such Prime Rate Loan is paid in full or converted to a LIBOR Rate Loan; and (ii) for any Eurocurrency Rate Loan, 1, 2 or 3 months; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Loan and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Conversion Request; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

            (A) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day;

            (B) if the Borrower shall fail to give notice as provided in
      Section 2.6, the Borrower shall be deemed to have requested a conversion of the affected LIBOR Rate Loan to a Prime Rate Loan on the last day of the then current Interest Period with respect thereto;

            (C) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

            (E) the Borrower may not select any Interest Period relating to any Eurocurrency Rate Loan that would extend beyond the Maturity Date.

      INTEREST RATE CONTRACTS. Interest rate swap, cap or similar agreements providing for interest rate protection.

      INTERNAL REVENUE CODE. The Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter, any successor statute and any regulations or guidelines promulgated thereunder.

      INVESTMENTS. All expenditures made and all liabilities incurred (contingently or otherwise) for the acquisition of stock, partnership or membership interests or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any Investment represented by a guaranty or secured by a letter of credit shall be taken at not less than the principal amount of the obligations guaranteed or secured by such letter of credit and still outstanding; (b) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid; (c) there shall be deducted in respect of each such Investment any amount received as a return of capital; (d) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (b) may be deducted when paid;

and (e) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

      JPMCB. As defined in the preamble hereto.

      JUDGMENT CURRENCY. See Section 31.

      LEASES. Leases, licenses and agreements whether written or oral, relating to the use or occupation of space in the Buildings on the Unencumbered Properties and the Unencumbered Development Properties by persons other than the owner thereof or any of its affiliates.

      LENDERS. Bank of America, JPMCB and the other lending institutions listed from time to time on Schedule 1 hereto and any other Person who becomes an assignee of any rights of a Lender pursuant to Section 18 or a Person who acquires all or substantially all of the stock or assets of a Lender. The L/C Issuer and the Swingline Lender shall each be deemed a Lender, as applicable.

      L/C ISSUER. Bank of America, in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.

      LETTER OF CREDIT. A letter of credit issued or deemed issued by the L/C Issuer for the account of the Borrower pursuant to Section 2.9.

      LETTER OF CREDIT REQUEST. See Section 2.9.

      LIBOR RATE LOANS. Loans denominated in Dollars bearing interest calculated by reference to the Eurocurrency Rate.

      LIEN. Any lien, encumbrance, mortgage, deed of trust, pledge, restriction or other security interest. If title to any Real Estate Asset is held by a Subsidiary of Borrower or an Unconsolidated Entity then any pledge or assignment of Borrower's stock, partnership interest, limited liability company interest or other ownership interest in such Subsidiary or Unconsolidated Entity shall be deemed to be a Lien on the Real Estate Assets owned by such Subsidiary or Unconsolidated Entity.

      LOAN DOCUMENTS. This Agreement, the Notes, the Guaranty and any and all other agreements, documents and instruments now or hereafter evidencing, securing or otherwise relating to the Loans.

      LOAN REQUEST. See Section 2.5.

      LOANS. All Loans (whether Tranche A Loans or Tranche B Loans) made or to be made by one or more of the Lenders to the Borrower hereunder, including Loans pursuant to Section 2.1 and Section 2.5, Swingline Loans made by Swingline Lender pursuant to Section 2.8 and Mandatory Prime Rate Loans made pursuant to
Section 2.8 or Section 2.9, and Competitive Bid Loans made pursuant to
Section 2.10.

      MANDATORY COST. With respect to any period, the percentage rate per annum determined in accordance with Schedule 1.1(c).

      MANDATORY PRIME RATE LOANS. Loans made by the Lenders (without a Loan Request) under the circumstances described in Section 2.8(b) or Section 2.9(d).

      MATERIAL ADVERSE EFFECT. A material adverse effect on (i) the business, Unencumbered Properties, Unencumbered Development Properties, results of operations or financial condition of the Borrower and the Related Companies taken as a whole or (ii) the ability of the Borrower, any Guarantor or the Company to perform its obligations under the Loan Documents, or (iii) the validity or enforceability of any of the Loan Documents or the remedies or material rights of the Agent, the L/C Issuer or the Lenders thereunder.

      MATURITY DATE. January 16, 2010 (or, if Borrower shall exercise its option to extend such Maturity Date in accordance with Section 3.1, January 16, 2011), or such earlier date on which the Loans shall become due and payable pursuant to the terms hereof.

      MAXIMUM CREDIT AMOUNT. The least of the following: (i) the maximum amount of Outstanding Obligations without causing a violation of Section 9.1; (ii) the maximum amount of Outstanding Obligations without causing a violation of Section 9.2; and (iii) the Total Commitment.

      MAXIMUM RATE. See Section 29.

      MOODY'S RATING. The rating for Borrower's senior long-term unsecured debt assigned by Moody's Investors Services, Inc. or its successors.

      MORTGAGES AND NOTES RECEIVABLE. Notes and notes receivable that are secured by mortgages or other interests in real property and related assets.

      MULTI-CURRENCY CREDIT AGREEMENT. As defined in the recitals hereto.

      MULTIEMPLOYER PLAN. Any multiemployer plan within the meaning of Section 3(37) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate.

      NET OFFERING PROCEEDS. All cash proceeds received after the Effective Date by the Borrower or the Company as a result of the sale of common, preferred or other classes of stock of the Company or the issuance of limited partnership interests in the Borrower less customary costs and discounts of issuance paid by Company or Borrower in connection therewith.

      NET OPERATING INCOME. With respect to any fiscal period of the Borrower and with respect to any one or more of the Real Estate Assets, the total rental and other operating income from the operation of such Real Estate Assets after deducting all expenses and other proper charges incurred by the Borrower in connection with the operation of such Real Estate Assets during such fiscal period, including, without limitation, property operating expenses, real estate taxes and bad debt expenses, but before payment or provision for Fixed Charges, income taxes, and depreciation, amortization, and other non-cash expenses, all as determined in accordance with Generally Accepted Accounting Principles. With respect to Real Estate Assets located outside of the United States, Net Operating Income shall be converted from the currency in which the applicable income and expenses are paid to Dollars using the currency exchange rates in effect as of the end of the applicable fiscal period.

      NOTES. See Section 2.3.

      OBLIGATIONS. All indebtedness, obligations and liabilities of the Borrower, any Guarantor or the Company to any of the Lenders and the Agent, individually or collectively, under this Agreement or any of the other Loan Documents or in respect of any of the Loans, the Letters of Credit or the Notes or other instruments at any time evidencing any thereof, whether existing on the date of this Agreement or arising or incurred hereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise.

      ORIGINAL CREDIT AGREEMENT. As defined in the recitals hereto.

      OUTSTANDING OBLIGATIONS. As of any date of determination, the sum of the outstanding principal amount of the Tranche A Obligations, the Tranche A Letter of Credit Obligations, the Tranche B Loans, and the Tranche B Obligations.

      PARTICIPATING MEMBER STATE. Each state so described in any EMU
Legislation.

      PBGC. The Pension Benefit Guaranty Corporation created by Section 4002 of ERISA and any successor entity or entities having similar responsibilities.

      PERMITTED ACQUISITION. The acquisition by Borrower or any Related Company of Real Estate Assets which, in the aggregate, are primarily leased or intended to be leased primarily for industrial or office purposes (including "flex" and warehouse uses) or other similar commercial purposes of a type consistent with the Borrower's business strategy, whether such acquisition is accomplished by a direct purchase of such Real Estate Assets or by a merger or acquisition of stock or other ownership interests or debt securities such that the owner of such Real Estate becomes a Related Company.

      PERMITTED DEVELOPMENTS. The construction of any new buildings or the construction of additions expanding existing buildings or the rehabilitation of the existing buildings (other than normal refurbishing and tenant fit up work in previously completed buildings) relating to any Real Estate Assets of the Borrower or any of the Related Companies. Each Permitted Development shall be counted for purposes of Section 8.2 in the amount of the total projected cost of such project from the time of commencement of the applicable construction work until the earlier of (i) the date that 90% of such project is leased (but not prior to the date that a final certificate of occupancy has been issued with respect to such project) or (ii) the first anniversary of the issuance of such certificate of occupancy.

      PERMITTED LIENS. The following Liens, security interests and other encumbrances:

                  (i) Liens to secure taxes, assessments and other governmental charges;

                  (ii) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations, and deposits with utility companies and other similar deposits made in the ordinary course of business;

                  (iii) Liens in respect of judgments or awards;

                  (iv) Liens of carriers, warehousemen, mechanics and
            materialmen, and other Liens securing claims for labor, materials and/or supplies;

                  (v) encumbrances consisting of easements, rights of way,
            Leases, covenants, restrictions on the use of real property and defects and irregularities in the title thereto; landlord's or lessor's Liens and similar or minor Liens or encumbrances none of which in the opinion of the Borrower interferes materially and adversely with the ordinary conduct of the business of the Borrower, and which matters neither (x) individually or in the aggregate have a Material Adverse Effect nor (xx) individually or in the aggregate have a materially adverse effect on the value of an Unencumbered Property;

                  (vi) mortgages held by Borrower or a Guarantor securing
            Indebtedness described in Section 8.1(d);

                  (vii) Liens on capital assets (not Real Estate) securing
            Indebtedness for the purchase price of such capital assets otherwise permitted by this Agreement; and;

                  (viii) Liens affecting an Unencumbered Property consisting of mortgages, deeds of trust or other security interests granted by a Guarantor to the Borrower or another Guarantor to secure intercompany Indebtedness owing from such Guarantor to the Borrower or such other Guarantor; provided that at all times such Indebtedness and Liens shall be held by the Borrower or a Guarantor and the Borrower's or such Guarantor's rights or interests therein shall not be subject to any Liens except Permitted Liens.

      PERSON. Any individual, corporation, partnership, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

      PLATFORM. See Section 7.5.

      PREFERRED DISTRIBUTION. The declaration or payment of any dividend or distribution of cash or cash equivalents to the holders of preferred shares of beneficial interest in the Company or the holders of preferred units of limited partnership interest of the Borrower.

      PREPAYMENT DATE. See Section 3.3.

      PRIME RATE. The variable per annum rate of interest designated from time to time by the Agent as its Prime Rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. In the event that the Agent does not announce a Prime Rate, the Prime Rate shall be a per annum rate of interest equal to the Federal Funds Rate plus one-half of one percent (0.50%).

      PRIME RATE LOANS. Those Loans bearing interest calculated by reference to the Prime Rate. All Prime Rate Loans shall be denominated in Dollars.

      PROPERTIES. All Real Estate Assets, Real Estate, and all other assets, including, without limitation, intangibles and personalty owned by the Borrower or any of the Related Companies.

      PUBLIC LENDERS. See Section 7.5.

      RATING AGENCIES. Moody's Investors Services, Inc., Standard & Poor's, a division of The McGraw Hill Companies, Inc. and Fitch Ratings, or their respective successors.

      REAL ESTATE. All real property at any time owned, leased (as lessee or sublessee) or operated by the Borrower, any Guarantor, or any of the Related Companies.

      REAL ESTATE ASSETS. Those fixed and tangible properties consisting of land, buildings and/or other improvements owned by the Borrower, by any Guarantor or by any of the Related Companies at the relevant time of reference thereto, including without limitation, the Unencumbered Properties and the Unencumbered Development Properties, but excluding all leaseholds other than leaseholds under ground leases which either have an unexpired term of at least 25 years or contain a purchase option for nominal consideration.

      RECORD. The grid attached to any Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Lender with respect to any Loan.

      RECOURSE INDEBTEDNESS. That portion of Total Debt which is Indebtedness other than Indebtedness with respect to which recourse for payment is contractually limited (except for customary exclusions) to specific assets encumbered by a lien securing such Indebtedness.

      REGISTER. See Section 18.3.

      REIT. A domestic trust or corporation that qualifies as a real estate investment trust under the provisions of Section 856, et seq. of the Internal Revenue Code or any successor provisions.

      RELATED BUSINESS. A business which is either (i) customarily ancillary to the real estate business such as real estate consulting, brokerage or management or (ii) provides telecommunication or other goods and services to the tenants of the Properties.

      RELATED COMPANIES. The entities listed and described on Schedule 1.3 hereto, or thereafter, any entity whose financial statements are consolidated or combined with the Company's pursuant to Generally Accepted Accounting principles, or any ERISA Affiliate.

      RELATED PARTIES. With respect to any Person, such Person's Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person's Affiliates.

      RELEASE. See Section 6.18(c)(iii).

      REQUISITE LENDERS. As of any date, the Lenders whose aggregate Commitments constitute at least fifty-one percent (51%) of the Total Commitment, provided that on and after the date that Commitments which constitute at least fifty-one percent (51%) of the Total Commitment have terminated pursuant to Section 12.2, Requisite Lenders shall mean the Lenders whose aggregate Credit Exposures constitute at least fifty-one percent (51%) of the aggregate Credit Exposures of all Lenders, and provided that the Commitments (or the Credit Exposures) of any Delinquent Lenders shall be disregarded when determining the Requisite Lenders.

      RESERVE AMOUNT. With respect to any Real Estate Assets or group of Real Estate Assets, a normalized annual reserve for capital expenditures, replacement reserves and leasing costs at the rate of $0.25 per year per square foot of gross leasable area contained in all buildings on such Real Estate Assets. When the Reserve Amount is used in computing an amount with respect to a fiscal period which is shorter than a year, said amount shall be appropriately prorated.

      RESPONSIBLE OFFICER. With respect to the Company, any one of its Chairman, President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Treasurer, Executive Vice Presidents, Senior Vice Presidents or other executive officers.

      REVALUATION DATE. (a) With respect to any Loan, each of the following: (i) each Borrowing Date of a Eurocurrency Rate Loan denominated in an Alternative Currency, (ii) the last Business Day of each calendar month, and (iii) such additional dates as the Agent shall determine; and (b) with respect to any Letter of Credit, each of the following: (i) each date of issuance of a Letter of Credit denominated in an Alternative Currency, (ii) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof (solely with respect to the increased amount), (iii) each date of any payment by the Agent under any Letter of Credit denominated in an Alternative Currency, and
(iv) such additional dates as the Agent shall determine.

      S&P RATING. The rating for Borrower's senior long-term unsecured debt assigned by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., or its successors.

      SAME DAY FUNDS. (a) With respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by the Agent or the L/C Issuer, as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency.

      SECURED INDEBTEDNESS. That portion of Total Debt which is secured by a Lien on any Properties.

      SHARING EVENT. The occurrence of (i) an Event of Default with respect to the Borrower or the Company pursuant to Sections 12.1(g) or 12.1(h),
(ii) a termination of the Commitments pursuant to Section 12.2 or (iii) the acceleration of the Loans pursuant to Section 12.1.

      SOLVENT. When used with respect to any Person, means that at the time of determination:

      (i) the fair saleable value of its assets is in excess of the total amount of its liabilities (including, without limitation, contingent liabilities); and

      (ii) the present fair saleable value of its assets is greater than its probable liability on its existing debts as such debts become absolute and matured; and

      (iii) it is then able and expects to be able to pay its debts (including, without limitation, contingent debts and other commitments) as they mature; and

      (iv) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

      SPOT RATE. For a currency, the rate determined by the Agent or the L/C Issuer, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Agent or the L/C Issuer may obtain such spot rate from another financial institution designated by the Agent or the L/C Issuer if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; and provided further that the L/C Issuer may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Alternative Currency.

      STERLING and (POUND). The lawful currency of the United Kingdom.

      SUBSIDIARY. Any corporation, association, trust, or other business entity of which the designated parent or other controlling Person shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Interests.

      SWINGLINE COMMITMENT. The Commitment of the Swingline Lender to make Swingline Loans up to a maximum principal amount of $50,000,000 at any time outstanding. The Swingline Commitment is a portion of, and not in addition to, the Total Commitment.

      SWINGLINE LENDER. Bank of America or any other Lender as a successor of Swingline Lender.

      SWINGLINE LOAN. Any Loan made by the Swingline Lender to the Borrower pursuant to the Swingline Lender's Swingline Commitment.

      SWINGLINE LOAN REQUEST. A Loan Request in the form of Exhibit D hereto given by Borrower with respect to a Swingline Loan.

      SWINGLINE NOTE. The Note from Borrower payable to the Swingline Lender In the principal amount of $50,000,000 as evidence of the Swingline Loans.

      TANGIBLE NET WORTH. Total Asset Value minus Total Liabilities determined in accordance with Generally Accepted Accounting Principles.

      TARGET DAY. Any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) payment system (or, if such payment system ceases to be operative, such other payment system (if any) determined by the Agent to be a suitable replacement) is open for the settlement of payments in Euro.

      TOTAL ASSET VALUE. The sum, without duplication, of (i) the assets classified as cash and cash equivalents on the consolidated balance sheet of the Borrower, plus (ii) the amount determined by taking (a) Adjusted EBITDA for all Real Estate Assets owned at least one complete fiscal quarter (other than Development Properties); (b) then multiplying by four (4); and (c) then dividing such product by 0.085; plus (iii) the value (at cost) of all Real Estate Assets acquired within the immediately preceding fiscal quarter, plus (iv) the lower of
(x) cost or (y) book value of all Development Properties, plus (v) the book value of all notes receivable held by the Borrower and its Subsidiaries, all as shown on the consolidated balance sheet of the Borrower prepared in accordance with Generally Accepted Accounting Principles as of the end of the most recent fiscal quarter for which financial statements have been provided pursuant to
Section 7.4, plus (vi) the book value of Undeveloped Land, as shown on such consolidated balance sheet. Adjusted EBITDA used to compute Total Asset Value will be computed on a pro forma basis as though any Real Estate Assets acquired or disposed of since the first day of the applicable fiscal quarter had been acquired or disposed of prior to the first day of such fiscal quarter.

      TOTAL COMMITMENT. The aggregate principal amount of the Commitments of all of the Lenders, as in effect from time to time, the maximum amount of which shall be $600,000,000, as increased from time to time pursuant to Section
2.2(a) or as decreased from time to time pursuant to Section 2.2(c).

      TOTAL DEBT. The sum of the following (without duplication): (i) all Indebtedness of the Borrower and the Related Companies included in the liabilities portion of the Borrower's balance sheet prepared in accordance with Generally Accepted Accounting Principles as of the end of the most recent fiscal quarter for which financial statements have been provided pursuant to Section 7.4, including, without limitation, the Indebtedness presently shown on the balance sheet line items designated as "mortgage loans", "unsecured notes" and "credit facility" adjusted to reflect any such Indebtedness incurred or repaid between the end of such fiscal quarter and the date of determination, (ii) plus all Indebtedness of the Borrower and the Related Companies of a type which is not included on the balance sheet described in clause (i) of this definition, and (iii) to the extent not already included in this definition, the amount of Indebtedness to be included in Total Debt pursuant to Section 9.8.

      TOTAL GAAP ASSETS. The aggregate book value of all assets of the Borrower and the Related Companies consolidated and determined in accordance with Generally Accepted Accounting Principles.

      TOTAL LIABILITIES. The sum of the following (without duplication): (i) all liabilities of the Borrower and the Related Companies consolidated and determined in accordance with Generally Accepted Accounting Principles, (ii) all Indebtedness of the Borrower and the Related Companies whether or not so classified, including, without limitation, all outstanding Loans under this Agreement, and (iii) the balance available for drawing under letters of credit issued for the account of the Borrower or any of the Related Companies.

      TRANCHE A AVAILABILITY. At any time, the amount by which the Tranche A Commitments at such time exceeds the sum of the Tranche A Obligations and the Tranche A Letter of Credit Obligations at such time.

      TRANCHE A COMMITMENT. With respect to each Lender, the amount set forth from time to time on Schedule 1.2 hereto as the amount of such Lender's commitment to make Tranche A Loans hereunder to the Borrower and to participate in Swingline Loans and Tranche A Letters of Credit hereunder, as adjusted from time to time as a result of any Commitment Increase pursuant to Section 2.2(a), any reduction in Commitments pursuant to Section 2.2(c), or any assignment pursuant to Section 18, and Tranche A Commitments shall be the aggregate principal amount of the Tranche A Commitment of all of the Lenders, the maximum amount of which shall be $550,000,000, as increased from time to time pursuant to Section 2.2(a) or as decreased from time to time pursuant to Section
2.2(c).

      TRANCHE A CREDIT EXPOSURE. With respect to each Lender as of any date of determination, the sum, without duplication, of the following: (i) the outstanding principal amount of all Tranche A Loans advanced by such Lender under Section 2.1, Section 2.8(b), and Section 2.9(d), (ii) the outstanding principal amount of all participations purchased by such Lender pursuant to
Section 2.8(c), Section 2.9(d) or Section 2.11(b), (iii) such Lender's Commitment Percentage of all outstanding Swingline Loans which are deemed to use the Tranche A Commitments, except any Swingline Loan in which a participation has been purchased therein by such Lender pursuant to Section 2.8(c) and (vi) such Lender's Commitment Percentage of the stated amount of each Tranche A Letter of Credit issued under Section 2.9 which has not expired or terminated prior to the date of determination.

      TRANCHE A LETTER OF CREDIT. Any standby Letter of Credit issued at the request of the Borrower and for the account of the Borrower against the Tranche A Commitments in accordance with Section 2.8.

      TRANCHE A LETTER OF CREDIT OBLIGATIONS. As of any date of determination, the maximum amount which the L/C Issuer may be required to pay on such date or any future time under Tranche A Letters of Credit outstanding as of such date.

      TRANCHE A LOANS. Loans made by the Lenders pursuant to Section Section 2.1, 2.8, and 2.9 to the extent that such Loans are deemed, pursuant to Section
Section 2.1, 2.8, and 2.9, as applicable, to be a use of the Tranche A Commitments.

      TRANCHE A OBLIGATIONS. At any time, the outstanding principal amount of the Tranche A Loans at such time, plus the portion (if any) of the outstanding principal amount of the Competitive Bid Loans that are deemed, pursuant to
Section 2.10, to be a use of the Tranche A Commitments.

      TRANCHE B AVAILABILITY. At any time, the amount by which the Tranche B Commitments at such time exceeds the sum of the Tranche B Obligations and the Tranche B Letter of Credit Obligations at such time.

      TRANCHE B COMMITMENT. With respect to each Lender, the amount set forth from time to time on Schedule 1.2 hereto as the amount of such Lender's commitment to make Tranche B Loans hereunder to the Borrower and to participate in Swingline Loans and Tranche B Letters of Credit hereunder, as adjusted from time to time as a result of any reduction in Commitments pursuant to Section 2.2(c) or any assignment pursuant to Section 18, and Tranche B Commitments shall be the aggregate principal amount of the Tranche B Commitment of all of the Lenders, the maximum amount of which shall be $50,000,000, as decreased from time to time pursuant to Section 2.2(c).

      TRANCHE B CREDIT EXPOSURE. With respect to each Lender as of any date of determination, the sum, without duplication, of the following: (i) the outstanding principal amount of all Tranche B Loans advanced by such Lender under Section 2.1, Section 2.8(b), and Section 2.9(d), (ii) the outstanding principal amount of all participations purchased by such Lender pursuant to
Section 2.8(c), Section 2.9(d) or Section 2.11(b), (iii) such Lender's Commitment Percentage of all outstanding Swingline Loans which are deemed to use the Tranche B Commitments, except any Swingline Loan in which a participation has been purchased therein by such Lender pursuant to Section 2.8(c) and (vi) such Lender's Commitment Percentage of the stated amount of each Tranche B Letter of Credit issued under Section 2.9 which has not expired or terminated prior to the date of determination.

      TRANCHE B LETTER OF CREDIT. Any standby Letter of Credit issued at the request of the Borrower and for the account of the Borrower against the Tranche B Commitments in accordance with Section 2.8.

      TRANCHE B LETTER OF CREDIT OBLIGATIONS. As of any date of determination, the maximum amount which the L/C Issuer may be required to pay on such date or any future time under Tranche B Letters of Credit outstanding as of such date.

      TRANCHE B LOANS. Loans made by the Lenders pursuant to Section Section 2.1, 2.8, and 2.9 to the extent that such Loans are deemed, pursuant to Section
Section 2.1, 2.8, and 2.9, as applicable, to be a use of the Tranche B Commitments.

      TRANCHE B OBLIGATIONS. At any time, the outstanding principal amount of the Tranche B Loans at such time plus the portion (if any) of the outstanding principal amount of the Competitive Bid Loans that are deemed, pursuant to
Section 2.10, to be a use of the Tranche B Commitments.

      TYPE. As to any Loan its nature as a Prime Rate Loan or a Eurocurrency Rate Loan.

      UNCONSOLIDATED ENTITY. As of any date, any Person in whom the Borrower, the Company or any Related Company holds an Investment, and whose financial results would not be consolidated under Generally Accepted Accounting Principles with the financial statements of the Borrower, if such statements were prepared as of such date. Unconsolidated Entities existing on the date hereof are set forth in Schedule 1.3.

      UNDEVELOPED LAND. Any Real Estate consisting of raw land which is unimproved by buildings and does not generate any income.

      UNENCUMBERED DEVELOPMENT PROPERTY. A Real Estate Asset which at the date of determination (i)(a) is 100% owned in fee or ground leased under an Eligible Ground Lease by Borrower or one of the Guarantors or (b) the Borrower, directly or indirectly, owns at least 51% of the Voting Interests of such Real Estate Asset and has the sole authority to make decisions regarding any sales or financings related to such Real Estate Asset, (ii) is a Development Property;
(iii) is not directly or indirectly subject to any Lien (other than Permitted Liens) or to any negative pledge agreement or other agreement that prohibits the creation of any Lien thereon; (iv) is a Real Estate Asset with respect to which each of the representations contained in Section 6.18 and Section 6.21 hereof is true and accurate as of such date of determination; (v) may be legally conveyed separately from any other Real Estate without the need to obtain any subdivision approval, zoning variance or other consent or approval from any unrelated Person, and (vi) is located in the United States, Canada or Europe. Each Real Estate Asset which satisfies the conditions set forth in this definition or with respect to which the Requisite Lenders have granted the necessary waivers pursuant to Section 5.2 shall be deemed to be an Unencumbered Development Property only during such periods of time as Borrower has included the same on the list of Unencumbered Development Properties attached to the most recent Compliance Certificate delivered hereunder, and shall cease to be considered an Unencumbered Development Property on the earlier of (i) the date that 90% of such project is leased (but not prior to the date that a final certificate of occupancy has been issued with respect to such project) or (ii) the first anniversary of the issuance of such certificate of occupancy. Thereafter, such Real Estate Asset may be an Unencumbered Property, assuming that it meets the requirements set forth in the definition of an Unencumbered Property. At no time shall the same Real Estate Asset be counted as both an Unencumbered Property and an Unencumbered Development Property.

      UNENCUMBERED DEVELOPMENT PROPERTY VALUE. With respect to any Unencumbered Development Property at any time, the lower of (a) cost or (b) book value of such Unencumbered Development Property in accordance with Generally Accepted Accounting Principles.

      UNENCUMBERED PROPERTY. A Real Estate Asset which at the date of determination, (i)(a) is 100% owned in fee or ground leased under an Eligible Ground Lease by Borrower or one of the Guarantors or (b) the Borrower, directly or indirectly, owns at least 51% of the Voting Interests of such Real Estate Asset and has the sole authority to make decisions regarding any sales or financings related to such Real Estate Asset, (ii) is improved with one or more completed industrial or office buildings (including "flex" and warehouse buildings) or other similar commercial property of a type consistent with the Borrower's business strategy; (iii) is not directly or indirectly subject to any Lien (other than Permitted Liens) or to any negative pledge agreement or other agreement that prohibits the creation of any Lien thereon; (iv) is a Real Estate Asset with respect to which each of the representations contained in Section 6.18 and Section 6.21 hereof is true and accurate as of such date of determination; (v) may be legally conveyed separately from any other Real Estate without the need to obtain any subdivision approval, zoning variance or other consent or approval from an unrelated Person;
(vi) is located in the United States, Canada or Europe, and (vii) to the extent requested by the Agent, the Borrower has delivered to the Agent historical operating and leasing information relating to such Unencumbered Property, in form and substance reasonably satisfactory to the Agent. Each Real Estate Asset which satisfies the conditions set forth in this definition or with respect to which the Requisite Lenders have granted the necessary waivers pursuant to
Section 5.2 shall be deemed to be an Unencumbered Property only during such periods of time as Borrower has included the same on the list of Unencumbered Properties attached to the most recent Compliance Certificate delivered hereunder.

      UNENCUMBERED PROPERTY VALUE. With respect to any Unencumbered Property at any time (other than an Unencumbered Development Property or an Unencumbered Property acquired within the immediately preceding fiscal quarter), an amount computed as follows: (a) the Adjusted Net Operating Income of such Unencumbered Property for the most recent fiscal quarter of the Borrower for which financial statements have been delivered to the Agent pursuant to Section 7.4; (b) then multiplying by four (4); and (c) dividing such difference by 0.085.

      UNSECURED INDEBTEDNESS. That portion of Total Debt which is not secured by a Lien (other than Permitted Liens) on any Properties including, without limitation, the Outstanding Obligations, the Unsecured Term Notes and any Indebtedness evidenced by any bonds, debentures, notes or other debt securities presently outstanding or which may be hereafter issued by Borrower or by the Company. Unsecured Indebtedness shall not include accrued ordinary operating expenses payable on a current basis.

      UNSECURED TERM NOTES. All notes from time to time outstanding under the Indenture dated August 14, 1997 among Borrower, the Company and J.P. Morgan Trust Company, N.A. (as successor trustee), as Trustee, as amended and supplemented through the date hereof and as the same may be further amended or supplemented from time to time.

      VALUE OF ALL UNENCUMBERED PROPERTIES. When determined as of the end of a fiscal quarter, the sum, without duplication of the following items: (a) the aggregate Unencumbered Property Value of all Unencumbered Properties; plus (b) the aggregate Unencumbered Development Property Value of all of the Unencumbered Development Properties; plus (c) one hundred percent (100%) of the purchase price for any Unencumbered Property acquired within the immediately preceding fiscal quarter. When determined as of a date which is during a fiscal quarter based on an updated list of Unencumbered Properties and Unencumbered Development Properties attached to the applicable Compliance Certificate as provided in the last sentence of Section 5.1 or in Section 7.13, the Value of All Unencumbered Properties most recently computed as provided in the preceding sentence of this definition will be adjusted by subtracting the contribution to Value of All Unencumbered Properties made by Unencumbered Properties and Unencumbered Development Properties which have been deleted from such list and by adding the contribution to Value of All Unencumbered Properties made by the Unencumbered Properties and

Unencumbered Development Properties which have been added to such list. To the extent (i) the aggregate contribution to Value of All Unencumbered Properties made by the Unencumbered Properties and Unencumbered Development Properties located in Europe exceeds five percent (5%) of the Value of All Unencumbered Properties, the amount in excess of said 5% level will be excluded when computing the Value of All Unencumbered Properties, (ii) the aggregate Unencumbered Development Property Value of all of the Unencumbered Development Properties exceeds fifteen percent (15%) of the Value of All Unencumbered Properties, the amount in excess of said level will be excluded when computing the Value of All Unencumbered Properties, (iii) contribution to Value of All Unencumbered Properties made by any single Unencumbered Property or Unencumbered Development Property exceeds fifteen percent (15%) of the Value of All Unencumbered Properties, the amount in excess of said level will be excluded when computing the Value of All Unencumbered Properties and (iv) the aggregate contribution to Value of all Unencumbered Properties made by Unencumbered Properties and Unencumbered Development Properties that are not wholly-owned by the Borrower or one of its wholly-owned Subsidiaries exceeds 10% of the Value of All Unencumbered Properties, the amount in excess of said level will be excluded when computing the Value of All Unencumbered Properties.

      VOTING INTERESTS. Stock or similar ownership interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, (a) to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, partnership, trust or other business entity involved, or (b) to control, manage or conduct the business of the corporation, partnership, association, trust or other business entity involved.

      Section 1.2. Rules of Interpretation.

            (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Agreement.

            (b) The singular includes the plural and the plural includes the singular.

            (c) A reference to any law includes any amendment or modification to such law.

            (d) A reference to any Person includes its permitted successors and permitted assigns.

            (e) Accounting terms not otherwise defined herein have the meanings assigned to them by Generally Accepted Accounting Principles applied on a consistent basis by the accounting entity to which they refer and, except as otherwise expressly stated, all use of accounting terms with respect to the Borrower shall reflect the consolidation of the financial statements of Borrower and the Related Companies.

            (f) If at any time any change in Generally Accepted Accounting Principles would affect the computation of any financial ratio or requirement set forth in any Loan

      Document, and either the Borrower or the Requisite Lenders shall so request, the Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in Generally Accepted Accounting Principles (subject to the approval of the Requisite Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with Generally Accepted Accounting Principles prior to such change therein and (ii) the Borrower shall provide to the Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in Generally Accepted Accounting Principles.

            (g) The words "include", "includes" and "including" are not limiting.

            (h) All terms not specifically defined herein or by Generally Accepted Accounting Principles, which terms are defined in the Uniform Commercial Code as in effect in Massachusetts, have the meanings assigned to them therein.

            (i) Reference to a particular "Section " refers to that section of this Agreement unless otherwise indicated.

            (j) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Agreement as a whole and not to any particular section or subdivision of this Agreement.

            (k) The words "so long as any Loan or Note is outstanding" shall mean so long as such Loan or Note is not indefeasibly paid in full in cash.

      Section 1.3. Exchange Rates; Currency Equivalents. (a) The Agent or the L/C Issuer, as applicable, shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of any Loans or Letters of Credit and Outstanding Obligations denominated in Alternative Currencies. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by the Borrower, the Company or the Guarantors hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Agent or the L/C Issuer, as applicable.

            (b) Wherever in this Agreement in connection with the making, conversion, continuation or prepayment of a Eurocurrency Rate Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Eurocurrency Rate Loan or Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Agent or the L/C Issuer, as the case may be.

      Section 1.4. Additional Alternative Currencies. (a) The Borrower may from time to time request that Eurocurrency Rate Loans be made and/or Letters of Credit be issued in a currency other than those specifically listed in the definition of "Alternative Currency;" provided that such requested currency is a lawful currency (other than Dollars) and meets the requirements set forth in the definition of "Alternative Currency". In the case of any such request with respect to the making of Eurocurrency Rate Loans, such request shall be subject to the approval of the Agent and the Lenders; and in the case of any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Agent and the L/C Issuer.

            (b) Any such request shall be made to the Agent not later than 11:00 a.m., 20 Business Days prior to the date of the desired Loan or Letters of Credit (or such other time or date as may be agreed by the Agent and, in the case of any such request pertaining to Letters of Credit, the L/C Issuer, in its or their sole discretion). In the case of any such request pertaining to Eurocurrency Rate Loans, the Agent shall promptly notify each Lender thereof; and in the case of any such request pertaining to Letters of Credit, the Agent shall promptly notify the L/C Issuer thereof. Each Lender (in the case of any such request pertaining to Eurocurrency Rate Loans) or the L/C Issuer (in the case of a request pertaining to Letters of Credit) shall notify the Agent, not later than 11:00 a.m., ten Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Eurocurrency Rate Loans or the issuance of Letters of Credit, as the case may be, in such requested currency.

            (c) Any failure by a Lender or the L/C Issuer, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Lender or the L/C Issuer, as the case may be, to permit Eurocurrency Rate Loans to be made or Letters of Credit to be issued in such requested currency. If the Agent and all the Lenders consent to making Eurocurrency Rate Loans in such requested currency, the Agent shall so notify the Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any borrowings of Eurocurrency Rate Loans; and if the Agent and the L/C Issuer consent to the issuance of Letters of Credit in such requested currency, the Agent shall so notify the Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Letter of Credit issuances. If the Agent shall fail to obtain consent to any request for an additional currency under this Section 1.4, the Agent shall promptly so notify the Borrower.

      Section 1.5. Change of Currency. (a) Each obligation of the Borrower to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption (in accordance with the EMU Legislation). If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any Loan in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Loan, at the end of the then current Interest Period.

            (b) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.

            (c) Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency.

      Section 1.6. Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

      Section 1.7. Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any other document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

      Section 2. REVOLVING CREDIT FACILITY.

      Section 2.1. Loans.

            (a) Commitment to Lend Tranche A Loans; Limitation on Commitments. Subject to the provisions of Section 2.5 and the other terms and conditions set forth in this Agreement, each of the Lenders with a Tranche A Commitment severally (and not jointly) agrees to lend to the Borrower and the Borrower may borrow, repay, and reborrow in Dollars from time to time between the Effective Date and the Maturity Date upon notice by the Borrower to the Agent given and approved by the Agent in accordance with
      Section 2.5, such sums as are requested by the Borrower up to a maximum aggregate principal amount (after giving effect to all amounts requested) such that such Lender's Tranche A Credit Exposure (excluding the Competitive Bid Loans owed to such Lender) does not exceed such Lender's Tranche A Commitment, provided that (1) the Outstanding Obligations (after giving effect to all amounts requested) shall not at any time exceed the Maximum Credit Amount and (2) the sum of the Tranche A Obligations (after giving effect to all amounts requested) and the Tranche A Letter of Credit Obligations shall not exceed the Tranche A Commitments. The Tranche A Loans under this Section 2.1 shall be made pro rata in accordance with each Lender's Commitment Percentage for Tranche A Loans and the Lenders shall at all times immediately adjust inter se any inconsistency between each Lender's outstanding principal amount thereof and each Lender's Tranche A Commitment. Each request for a Tranche A Loan hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in Section 10 or Section 11 (whichever is applicable) have been satisfied on the date of such request and will be satisfied on the proposed Borrowing Date of the requested Tranche A Loan, provided that the making of such representation and warranty by Borrower shall not limit the right of any Lender not to lend upon a determination by the Requisite Lenders that such conditions have not been satisfied.

            (b) Commitment to Lend Tranche B Loans; Limitation on Commitments. Subject to the provisions of Section 2.5 and the other terms and conditions set forth in this Agreement, each of the Lenders with a Tranche B Commitment severally (and not jointly) agrees to lend to the Borrower and the Borrower may borrow, repay, and reborrow in Dollars or any Alternative Currency from time to time between the Effective Date and the Maturity Date upon notice by the Borrower to the Agent given and approved by the Agent in accordance with Section 2.5, such sums as are requested by the Borrower up to a maximum aggregate principal amount (after giving effect to all amounts requested) such that the Dollar Equivalent of such Lender's Tranche B Credit Exposure (excluding the Competitive Bid Loans owed to such Lender) does not exceed such Lender's Tranche B Commitment, provided that the Dollar Equivalent of (1) the Outstanding Obligations (after giving effect to all amounts requested) shall not at any time exceed the Maximum Credit Amount and (2) the sum of the Tranche B Obligations and the Tranche B Letter of Credit Obligations shall not exceed the Tranche B Commitments. The Tranche B Loans under this Section
      2.1 shall be made pro rata in accordance with each Lender's Commitment Percentage for Tranche B Loans and the Lenders shall at all times immediately adjust inter se any inconsistency between each Lender's outstanding principal amount thereof and each Lender's Tranche B Commitment. Each request for a Tranche B Loan hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in Section 10 or Section 11 (whichever is applicable) have been satisfied on the date of such request and will be satisfied on the proposed Borrowing Date of the requested Tranche B Loan, provided that the making of such representation and warranty by Borrower shall not limit the right of any Lender not to lend upon a determination by the Requisite Lenders that such conditions have not been satisfied.

            (c) Use of Tranche A Commitments and Tranche B Commitments. Notwithstanding any other provision of this Agreement to the contrary, (a) each Loan denominated in Dollars (whether bearing interest at the Eurocurrency Rate or the Prime Rate) shall be a Tranche A Loan and shall be deemed to use the Tranche A Commitments, unless the Tranche A Commitments have been fully used and are not available at such time for such Loan, in which case such Loan denominated in Dollars shall be a Tranche B Loan, if such Tranche B Commitments are available, and shall be deemed to use the Tranche B Commitments and (b) each Loan denominated in an Alternative Currency shall be a Tranche B Loan, if such Tranche B Commitments are available, and shall be deemed to use the Tranche B Commitments.

      Section 2.2. Changes in Total Commitment.

            (a) Provided that no Default or Event of Default has occurred and is continuing, the Borrower shall have the option on up to four (4) occasions during the term of this Agreement to request an increase in the Tranche A Commitments and the Total Commitment by an amount not less than $25,000,000 per request and $200,000,000 in the aggregate (to not more than $750,000,000 and $800,000,000, respectively), by written notice to the Agent. Upon receipt of such notice, the Agent shall consult with Arranger and shall notify the Borrower of the amount of the arrangement fees to be paid to Arranger and the upfront fees to be paid to any Lenders who provide an Additional Tranche A Commitment in connection with such increase in the Tranche A Commitment and the Total Commitment. If the Borrower agrees to pay the arrangement and upfront fees so determined, then the Agent shall send a notice to all Lenders with a Commitment (the "ADDITIONAL COMMITMENT REQUEST NOTICE") informing them of the Borrower's request to increase the Tranche A Commitment and the Total Commitment and of the upfront fees to be paid with respect thereto. Each Lender who desires to provide an Additional Tranche A Commitment upon such terms shall provide the Agent with a written commitment letter specifying the amount of the Additional Tranche A Commitment by which it is willing to provide prior to such deadline as may be specified in the Additional Commitment Request Notice. If the requested increase is oversubscribed then the Agent and the Arranger shall allocate the Commitment Increase among the Lenders who provide such commitment letters on such basis as the Agent and the Arranger shall determine in their sole discretion. If the Additional Tranche A Commitments so provided are not sufficient to provide the full amount of the Commitment Increase requested by the Borrower, then the Agent may, but shall not be obligated to, invite one or more Eligible Assignees to become a Lender and provide an Additional Tranche A Commitment. The Agent shall provide all Lenders with a notice setting forth the amount, if any, of the Additional Tranche A Commitment to be provided by each Lender and the revised Commitment Percentages which shall be applicable after the effective date of the Commitment Increase specified therein (the "COMMITMENT INCREASE Date"). Nothing in this
      Section 2.2 shall constitute or be deemed to constitute an agreement by any Lender to increase its Commitment hereunder.

            (b) On the Commitment Increase Date the outstanding principal balance of the Loans shall be reallocated among the Lenders such that after the Commitment Increase Date the outstanding principal amount of Tranche A Loans owed to each Lender shall be equal to such Lender's Commitment Percentage with respect to such Lender's Tranche A Commitment (as in effect after the Commitment Increase Date) of the outstanding principal amount of all Tranche A Loans. On the Commitment Increase Date those Lenders whose Commitment Percentage is increasing shall advance the funds to the Agent and the funds so advanced shall be distributed among the Lenders whose Commitment Percentage is decreasing as necessary to accomplish the required reallocation of the outstanding Loans. The funds so advanced shall be Prime Rate Loans until converted to Eurocurrency Rate Loans which are allocated among all Lenders based on their Commitment Percentages. To the extent such reallocation results in certain Lenders receiving funds which are applied to Eurocurrency Rate Loans prior to the last day of the applicable Interest Period, then the Borrower shall pay to the Agent for the account of the affected Lenders the Eurocurrency Prepayment Fee which shall be determined separately for each such Lender in the manner set forth in
      Section 3.3. On the Commitment Increase Date, the Lenders' respective interests in outstanding Letters of Credit shall also be adjusted to reflect the revised Commitment Percentages. Upon request from any Lender whose interest in an outstanding Letter of Credit is so increasing, the Borrower will pay additional Letter of Credit fees for the amount of such increase at the rate provided in Section 2.9(c) prorated for the period from the Commitment Increase Date until the expiration of the applicable Letter of Credit.

            (c) The Borrower shall have the right at any time upon at least ten
      (10) Business Days' prior written notice to the Agent, to reduce by $10,000,000 or an integral multiple of $10,000,000 in excess thereof the unborrowed portion of the then Total Commitment, provided that (i) the Total Commitment shall not be reduced to less than $100,000,000 unless the Total Commitment is reduced to zero, (ii) the Tranche A Commitments as reduced shall not be in an amount less than the sum of the aggregate Tranche A Obligations and the aggregate Tranche A Letter of Credit Obligations, and (iii) the Tranche B Commitments as reduced shall not be in an amount less than the sum of aggregate the Tranche B Obligations and the aggregate Tranche B Letter of Credit Obligations. The Tranche A Commitments and the Tranche B Commitments of the Lenders shall be reduced pro rata in accordance with their respective Commitment Percentages by the amount specified in any such notice. Upon the effective date of any such reduction, the Borrower shall pay to the Agent for the respective accounts of the Lenders the full amount of any Facility Fee then accrued on the amount of the reduction. No reduction of the Commitments may be reinstated.

            (d) Upon the effective date of each increase or reduction in the Total Commitment pursuant to this Section 2.2, the Agent may make such other changes by way of supplement, amendment or restatement of any Loan Documents as may be necessary or desirable to reflect the Commitment Increase, notwithstanding anything to the contrary in Section 25, without the consent of any Lenders other than the Lenders with an Additional Tranche A Commitment. The Borrower shall also execute and deliver to the Agent new Notes for each Lender whose Commitment has changed so that the principal amount of such Lender's Note (not including the Note relating to the Swingline Commitment) shall equal its Commitment. The Agent shall deliver such replacement Notes to the respective Lenders in exchange for the Notes replaced thereby which shall be surrendered by such Lenders. Such new Notes shall provide that they are replacements for the surrendered Notes and that they do not constitute a novation, shall be dated as of the Commitment Increase Date or the effective date of such reduction in the Total Commitment, as applicable, and shall otherwise be in substantially the form of the replaced Notes. Within five (5) days of issuance of any new Notes pursuant to this Section 2.2(d), the Borrower shall deliver an opinion of counsel, addressed to the Lenders and the Agent, relating to the due authorization, execution and delivery of such new Notes and the enforceability thereof, in form and substance reasonably satisfactory to the Lenders. The surrendered Notes shall be canceled and returned to the Borrower.

      Section 2.3. The Notes. The Loans under the Facility shall be evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit A hereto (or if such note is a Designated Bank Note, in substantially the form of Exhibit N hereto) (each a "NOTE"), and completed with appropriate insertions and there shall also be a Swingline Note payable to the order of the Swingline Lender in the principal amount of the Swingline Commitment. One or more Notes shall be payable to the order of each Lender in an aggregate principal amount equal to such Lender's Commitment. The Borrower irrevocably authorizes each Lender to make or cause to be made, at or about the time of the Borrowing Date of any Loan or at the time of receipt of any payment of principal on such Lender's Note, an appropriate notation on such Lender's Record reflecting the making of such Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Loans set forth on such Lender's Record shall (absent manifest error) be prima facie evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on the Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Note to make payments of principal of or interest on any Note when due. Upon receipt of an affidavit of an officer of any Lender as to the loss, theft, destruction or mutilation of its Note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Note or other security document, Borrower will issue, in lieu thereof, a replacement Note or other security document in the same principal amount thereof and otherwise of like tenor.

      Section 2.4. Interest on Loans.

            (a) Subject to Section 4.9, each Prime Rate Loan shall bear interest for the period commencing with the Borrowing Date thereof and ending on the last day of the Interest Period with respect thereto at the rate equal to the Prime Rate plus the Applicable Margin.

            (b) Subject to Section 4.9, each Eurocurrency Rate Loan shall bear interest for the period commencing with the Borrowing Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the applicable Eurocurrency Rate determined for such Interest Period plus the Applicable Margin (or, with respect to Competitive Bid Loans, the applicable Competitive Bid Margin) plus (in the case of a Eurocurrency Rate Loan of any Lender which is lent from a Eurocurrency Lending Office in the United Kingdom or a Participating Member State) the Mandatory Cost.

            (c) The Borrower unconditionally promises to pay interest on each Loan in arrears on each Interest Payment Date with respect thereto.

      Section 2.5. Requests for Loans.

            (a) The Borrower shall give to the Agent written notice in the form of Exhibit B hereto of each Loan requested hereunder (a "LOAN REQUEST") no later than 11:00 a.m. on (a) the Business Day prior to the proposed Borrowing Date of any Prime Rate Loan other than a Swingline Loan, (b) two
      (2) Business Days prior to the proposed Borrowing Date of any LIBOR Rate Loan, or (c) four (4) Business Days prior to the proposed Borrowing Date of any Alternative Currency Loan. Each such notice shall specify (i) the principal amount in the requested currency of the proposed Loan, (ii) the proposed

      Borrowing Date of such Loan, (iii) the Interest Period for such Loan, (iv) the Type of such Loan and the requested currency of such Loan if a Eurocurrency Loan, and (v) the Tranche A Availability or Tranche B Availability, as applicable, as of the date of the Loan Request, and shall be accompanied by a statement in the form of Exhibit C hereto signed by a Responsible Officer setting forth in reasonable detail computations evidencing compliance with the covenants contained in Section 9.1 through
      Section 9.6 hereof after giving effect to such requested Loan (a "COMPLIANCE Certificate"). Upon receipt of a Loan Request, the Agent shall, within one (1) Business Day thereafter, provide to each of the Lenders with a Commitment for such Loan by facsimile a copy of such Loan Request and accompanying Compliance Certificate and each Lender shall, within 24 hours thereafter, notify the Agent if it believes that any of the conditions contained in Section 11 of this Agreement has not been met or waived. If such A notice is given the Requisite Lenders shall promptly determine whether all of the conditions contained in Section 11 of this Agreement have been met oR waived. If no such notice is given by any Lender or if following such notice the Requisite Lenders determine that the conditions contained in Section 11 have been met or waived, each of the Lenders shall be obligated to fund its Commitment Percentage of the requested Loans. Each such Loan Request shall be irrevocable and binding on the Borrower and the Borrower shall be obligated to accept the Loan requested from the Lenders on the proposed Borrowing Date. Each Loan Request shall be in a minimum aggregate amount of $3,000,000 or an integral multiple of $1,000,000 in excess thereof.

            (b) Notwithstanding anything contained in Section 2.5(a) to the contrary, in the event that the making of a requested Loan would cause non-compliance with anY of the covenants contained in Section 9.1 through
      Section 9.6 hereof, the Agent may, in its sole discretion, reduce the amount of the Loan Request to an amoUNT which would enable the Borrower to maintain compliance with such otherwise defaulted covenant or covenants and Borrower shall accept the Loan made pursuant to such reduced Loan Request.

      Section 2.6. Conversion and Continuation Options.

            (a) The Borrower may elect from time to time to convert any outstanding Loan denominated in Dollars to a Loan of another Type denominated in Dollars, provided that (i) with respect to any such conversion of a LIBOR Rate Loan to a Prime Rate Loan, the Borrower shall give the Agent written notice of such election no later than 11:00 a.m. two (2) Business Days prior to the conversion; (ii) with respect to any such conversion of a LIBOR Rate Loan into a Prime Rate Loan, such conversion shall only be made on the last day of the Interest Period with respect thereto; (iii) subject to the further proviso at the end of this section and subject to Section 2.6(b) and Section 2.6(d) hereof, with respect to any such conversion of a Prime Rate Loan to a LIBOR Rate Loan, the Borrower shall give the Agent written notice of such election no later than 11:00 a.m. at least two (2) Business Days prior to the conversion and
      (iv) no Loan may be converted into a LIBOR Rate Loan when any Default or Event of Default has occurred and is continuing. The Agent shall promptly provide notice of any such request to the Lenders. On the date on which such conversion is being made, each Lender shall take such action as is necessary to transfer its Commitment Percentage of such Loans to its Domestic Lending Office or its Eurocurrency Lending Office, as the case may be. All or any part of outstanding Loans of any Type may be converted as provided herein, provided further that each Conversion Request relating to the conversion of a Prime Rate Loan to a LIBOR Rate Loan shall be for an amount equal to $3,000,000 or an integral multiple of $1,000,000 in excess thereof and shall be irrevocable by the Borrower. The Borrower may not convert Alternative Currency Loans to Loans of another Type, but may continue such Loans in accordance with Section 2.6(b).

            (b) Any Loans of any Type may be continued as such upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in Section 2.6(a); provided that no Eurocurrency Rate Loan may be continued as such when any Default or Event of Default haS occurred and is continuing but, (i) in the case of a Eurocurrency Rate Loan denominated in Dollars, shall be automatically converted to a Prime Rate Loan and (ii) in the case of a Eurocurrency Rate Loan denominated in any Alternative Currency, such Eurocurrency Rate Loan shall be repaid, in each case, on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default.

            (c) In the event that the Borrower does not notify the Agent of its election hereunder with respect to (i) any Loan denominated in Dollars, such Loan shall be automatically converted to a Prime Rate Loan at the end of the applicable Interest Period and (ii) any Alternative Currency Loan, such Loan shall be due and payable on the last day of the Interest Period for such Loan.

            (d) The Borrower may not request a Eurocurrency Rate Loan pursuant to Section 2.5, elect to convert a Prime Rate Loan to a LIBOR Rate Loan pursuant to Section 2.6(A) or elect to continue a Eurocurrency Rate Loan pursuant to Section 2.6(b) if, after giving effect thereto, there would be greater than ten (10) EurocurrencY Rate Loans outstanding (whether denominated in Dollars or Alternative Currency) or greater than four (4) Eurocurrency Rate Loans outstanding that are denominated in any Alternative Currencies. Any Loan Request for a Eurocurrency Rate Loan that would create greater than ten (10) Eurocurrency Rate Loans outstanding shall be deemed to be a Loan Request for a Prime Rate Loan.

            (e) From and after the occurrence of an Event of Default, the Agent may, or upon request of the Requisite Lenders holding Tranche B Commitments shall, require that each Alternative Currency Loan then outstanding be repaid by means of one or more Prime Rate Loans in the amount of the Dollar Equivalent of such Alternative Currency Loan.

      Section 2.7. Funds for Loans.

            (a) Subject to Section 2.5 and other provisions of this Agreement, not later than 1:00 p.m. on the proposed Borrowing Date of any Loans, each of the LenderS with a Commitment for such Loan will make available to the Agent, at the Agent's Head Office, in immediately available funds, the amount of such Lender's Commitment Percentage of the amount of the requested Loans. Upon receipt from each Lender of such amount, and upon receipt of the documents required by Section Section 10 or 11 (whichever is applicable) and the satisfaction of the other conditions set forth therein, to the extent applicable, the AgENT will make available to the Borrower the aggregate amount of such Loans made available to the Agent by the Lenders. The failure or refusal of any Lender to make available to the Agent at the aforesaid time and place on any Borrowing Date the amount of its Commitment Percentage of the requested Loans shall not relieve any other Lender from its several obligation hereunder to make available to the Agent the amount of such other Lender's Commitment Percentage of any requested Loans but shall not obligate any other Lender or Agent to fund more than its Commitment Percentage of the requested Loans or to increase its Commitment Percentage.

            (b) The Agent may, unless notified to the contrary by any Lender prior to a Borrowing Date, assume that such Lender has made available to the Agent on such Borrowing Date the amount of such Lender's Commitment Percentage of the Loans to be made on such Borrowing Date, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Lender makes available to the Agent such amount on a date after such Borrowing Date, such Lender shall pay to the Agent on demand an amount equal to the product of (i) the average computed for the period referred to in clause
      (iii) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, times (ii) the amount of such Lender's Commitment Percentage of such Loans, times (iii) a fraction, the numerator of which is the number of days or portion thereof that elapsed from and including such Borrowing Date to the date on which the amount of such Lender's Commitment Percentage of such Loans shall become immediately available to the Agent, and the denominator of which is 365. A statement of the Agent submitted to such Lender with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Agent by such Lender.

      Section 2.8. Swingline Loans.

            (a) Subject to the provisions of this Section 2.8 and the other terms and conditions set forth in this Agreement, the Swingline Lender agrees to lend to thE Borrower and the Borrower may borrow, repay and reborrow from time to time between the Effective Date and the date which is five (5) days prior to the Maturity Date, such sums as are requested by Borrower up to a maximum aggregate principal amount of Swingline Loans outstanding (after giving effect to all amounts requested) at any one time equal to the Swingline Commitment, provided that the (i) Outstanding Obligations, including the outstanding amount of Swingline Loans (after giving effect to all amounts requested) shall not at any time exceed the Maximum Credit Amount, (ii) the sum of the Tranche A Obligations (including any Swingline Loans deemed to use the Tranche A Commitments as provided below) and the Tranche A Letter of Credit Obligations shall not at any time exceed the Tranche A Commitments and (iii) the sum of the Tranche B Obligations (including any Swingline Loans deemed to use the Tranche B Commitments as provided below) and the Tranche B Letter of Credit Obligations shall not at any time exceed the Tranche B Commitments. All Swingline Loans will be Prime Rate Loans.

      Notwithstanding any other provision of this Agreement to the contrary, each Swingline Loan shall be a Tranche A Loan and shall be deemed to use the Tranche A Commitments, unless the Tranche A Commitments have been fully used and are not available at such time for Loan, in which case such Swingline Loan shall be a Tranche B Loan, if such Tranche B Commitments are available, and shall be deemed to use the Tranche B Commitments.

            (b) The Borrower shall give to the Agent a Swingline Loan Request no later than 1:00 p.m. on the proposed Borrowing Date for any Swingline Loan. Each such Swingline Loan Request shall be irrevocable and binding on the Borrower and the Borrower shall be obligated to accept the Swingline Loan requested from the Swingline Lender on the proposed Borrowing Date. Each Swingline Loan Request shall be in a minimum aggregate amount of $100,000 or in integral multiple of $100,000 in excess thereof. Unless the Swingline Lender determines that certain of the conditions contained in
      Section 11 oF this Agreement have not been met or waived as of the proposed Borrowing Date, then the Swingline Lender will make available to the Agent, and the Agent will make available to the Borrower, the aggregate amount of the Swingline Loans so requested before the close of business on the Borrowing Date. The Borrower agrees to repay each Swingline Loan within seven (7) Business Days after the Borrowing Date thereof. In addition, the Borrower agrees that Swingline Loans shall not be outstanding for more than a total of fourteen (14) days during any month and the Borrower shall repay Swingline Loans to the extent necessary to comply the foregoing restriction. The funds used to repay such Swingline Loan may be from Loans made pursuant to Section 2.1, or with other funds of the Borrower, but the Borrower may not use the proceeds of one Swingline Loan to repay a previous SwinglinE Loan. The Borrower and the Lenders agree that upon written demand by the Swingline Lender (which may be given at any time and shall be deemed given if any Swingline Loan is not repaid on the date required by this Agreement), the Agent shall give each Lender a notice requiring the funding of a Mandatory Prime Rate Loan for the purpose of repaying a Swingline Loan. Within one (1) business day after receipt of such notice from the Agent, each Lender shall be obligated to fund its Commitment Percentage of the Mandatory Prime Rate Loan. Upon the funding of such Mandatory Prime Rate Loan, the Agent shall forward the proceeds thereof to the Swingline Lender to repay the applicable Swingline Loan. Each Lender shall be obligated to fund its Commitment Percentage of Mandatory Prime Rate Loans hereunder regardless of whether or not all of the conditions contained in Section 11 of thiS Agreement have been met or waived and even if the funding is to take place after the Maturity Date.

            (c) In the event that a Mandatory Prime Rate Loan cannot be made on the date required in the paragraph (b) above, upon written demand by the Swingline Lender, each other Lender shall purchase from the Swingline Lender a participating interest in the outstanding Swingline Loan in an amount equal to such other Lender's Commitment Percentage of such outstanding Swingline Loan as of the date of such purchase. Each Lender agrees to purchase its Commitment Percentage of each Swingline Loan within one (1) business day after such demand therefor is made by the Swingline Lender and on such date of purchase, an amount equal to such Lender's Commitment Percentage of the outstanding principal amount of the Swingline Loan to be purchased by such Lender shall be advanced to the Agent and upon receipt of such funds the Agent shall transfer such funds to the Swingline Lender. Upon any sale by the Swingline Lender to any other Lender of a participating interest in any Swingline Loan pursuant to this paragraph, the Swingline Lender represents and warrants to such other Lender that the Swingline Lender is the legal and beneficial owner of the interest being sold by it, free and clear of any liens, but makes no other representation or warranty. Except for such representation and warranty, the Swingline Lender shall have no responsibility or liability to any other Lender with respect to the Swingline Loans or the participation therein so sold, and no Lender shall have any recourse against the Swingline Lender with respect to such Swingline Loans or participation therein, except that the Swingline Lender shall pay to each Lender that purchases a participation interest in Swingline Loans pursuant to this paragraph such Lender's ratable share of the payments, if any, actually received by the Swingline Lender on account of such Swingline Loans. If and to the extent that any Lender does not so advance the purchase price for such participation interest as required by this paragraph, such Lender agrees to pay to the Agent, for the account of Swingline Lender, on demand an amount computed in the same manner as the amount due to the Agent from a Lender which has made available funds for loans after the Borrowing Date thereof pursuant to Section 2.7(b).

      Section 2.9. Letters of Credit.

            (a) Up to $50,000,000 of the Commitments may be used by Borrower for the issuance of Letters of Credit by the L/C Issuer for the account of the Borrower subject to the terms and conditions set forth herein. Each Letter of Credit shall be denominated in Dollars or Alternative Currency and shall be a standby letter of credit issued to support the obligations of Borrower in connection with any purposes for which the proceeds of the Loans may be used pursuant to Section 7.11; provided that after giving effect to all Letters of Credit requested, in no event shall (i) the sum of the Tranche A LetteR of Credit Obligations and the Dollar Equivalent of the Tranche B Letter of Credit Obligations exceed fifty million dollars ($50,000,000), (ii) the aggregate Credit Exposure of all Lenders exceed the Maximum Credit Amount, (iii) the sum of the Tranche A Obligations and the Tranche A Letter of Credit Obligations exceed the Tranche A Commitments and (iv) the sum of the Dollar Equivalent of the Tranche B Obligations and the Dollar Equivalent of the Tranche B Letter of Credit Obligations exceed the Tranche B Commitments. Each Letter of Credit shall have an initial term of not more than one (1) year, and shall expire no later than fifteen (15) days (thirty (30) days in the case of a Letter of Credit denominated in Alternative Currency) prior to the Maturity Date; provided, that (i) any Letter of Credit with a one-year term may provide for the automatic renewal thereof for additional one-year periods so long as such renewal does not extend the expiration date of such Letter of Credit beyond the dates set forth above and (ii) Letters of Credit denominated in Dollars may have a later expiration date so long as (A) such expiration date is not later than 364 days after the Maturity Date and (B) the Borrower provides cash collateral for each such Letter of Credit at least ten (10) days prior to the Maturity Date. On or before the date that is ten (10) days prior to the Maturity Date, the Borrower shall deposit in an interest-bearing cash collateral account opened by the Agent an amount equal to the aggregate then undrawn and unexpired amount of all Letters of Credit that have an expiration date which extends beyond the Maturity Date. Amounts held in such cash collateral account shall be applied by the Agent towards the reimbursement of any drawings under such Letters of Credit. After the payment in full of all Obligations hereunder, any unused portion of such cash collateral (including any interest) shall be returned to the Borrower. Any letter of Credit expiring after the Maturity Date shall be governed by the terms of this Agreement, which shall survive the Maturity Date for such purpose. Although the L/C Issuer shall be the issuing bank of the Letter of Credit, each Lender hereby accepts for its own account and risk an undivided interest equal to its Commitment Percentage in the L/C Issuer's obligations and rights under each Letter of Credit issued hereunder. Each Lender unconditionally and irrevocably agrees with the L/C Issuer that, if a draft is paid under any Letter of Credit, such Lender shall promptly pay to the L/C Issuer an amount equal to such Lender's Commitment Percentage of the amount of such draft or any part thereof. Upon the issuance of each Letter of Credit hereunder, there shall be reserved from each Lender's Commitment an amount equal to such Lender's Commitment Percentage of the stated amount of the Letter of Credit. Such reserved amounts shall remain in place and shall be unavailable for borrowing under Section 2.1 until the date that the Letter of Credit expires, is fully drawn or is terminated. Notwithstanding anY other provision of this Agreement to the contrary, (a) each Letter of Credit denominated in Dollars shall be a Tranche A Letter of Credit and shall be deemed to use the Tranche A Commitments, unless the Tranche A Commitments have been fully used and are not available at such time for such Letter of Credit, in which case such Letter of Credit denominated in Dollars shall be a Tranche B Letter of Credit, if such Tranche B Commitments are available, and shall be deemed to use the Tranche B Commitments, and (b) each Letter of Credit denominated in an Alternative Currency shall be a Tranche B Letter of Credit, if such Tranche B Commitments are available, and shall be deemed to use the Tranche B Commitments. The letters of credit issued prior to the Effective Date by Bank of America described on Schedule 1.4 (the "EXISTING LETTERS OF CREDIT") shall be deemed to be Letters of Credit for all purposes hereunder and shall be deemed to be Tranche A Letters of Credit and use the Tranche A Commitments.

            (b) The Borrower shall give to the L/C Issuer and the Agent a written notice in the form of Exhibit F hereto of each Letter of Credit requested hereunder (a "LETTER OF CREDIT REQUEST") no less than five (5) Business Days (or in the case of a Letter of Credit denominated in Alternative Currency, at least ten (10) Business Days) prior to the proposed issuance date of the requested Letter of Credit. Each Letter of Credit Request shall specify (i) the name and address of the beneficiary of the requested Letter of Credit and the requested currency of such Letter of Credit, (ii) the stated amount of the requested Letter of Credit in the requested currency, (iii) the proposed issuance date and expiration date of the requested Letter of Credit, (iv) the proposed form of the requested Letter of Credit, and (v) the permitted purpose for which the Letter of Credit will be used. The L/C Issuer may also require that the Borrower complete its standard letter of credit application in the form of Exhibit G attached hereto, as such standard form may be revised from time to time, and submit the same together with the Letter of Credit Request. Within two (2) Business Days after receipt of a Letter of Credit Request, the

      L/C Issuer shall provide the Agent and the Agent shall provide to each of the Lenders by facsimile the Letter of Credit Request and such other documents and information pertaining to such requested Letter of Credit issuance. Unless the L/C Issuer has received written notice from any Lender or Agent at least one (1) Business Day prior to the requested date of issuance of the applicable Letter of Credit that any conditions contained in Section 11 of the Agreement shall not then be satisfied, and so long as the L/C Issuer haS determined in its discretion that it is willing to issue the requested Letter of Credit and that it is satisfied with the proposed form thereof, then, the L/C Issuer shall, on the requested date, issue the Letter of Credit and each of the Lenders shall then be obligated to the L/C Issuer with respect to its Commitment Percentage of the Letter of Credit as provided above in Section 2.9(a).

            (c) The Borrower shall pay to the L/C Issuer for its own account a fronting fee for each Letter of Credit equal to the greater of (i) one-tenth percent per annum (0.10%) of the Dollar Equivalent of the stated amount of the Letter of Credit or (ii) $1,500, payable in arrears on the last Business Day of each calendar quarter. The Borrower shall pay to the Agent for the account of the Lenders a Letter of Credit fee equal to the then prevailing Applicable Margin for Eurocurrency Rate Loans less one-tenth of one percent (0.10%) per annum of the Dollar Equivalent of the stated amount of the Letter of Credit, which Letter of Credit fee shall be due and payable on the last Business Day of each calendar quarter. Such fronting fee and Letter of Credit fee shall be prorated for any partial quarter based on a 360-day year and paid for the actual number of days between the last Business Day of the previous calendar quarter and the expiration date or termination of such Letter of Credit. Promptly after its receipt thereof the Agent shall distribute such Letter of Credit fee to the Lenders pro-rata in accordance with their respective Commitment Percentages. Such fees shall be nonrefundable. The Borrower also agrees to pay the L/C Issuer's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder and to reimburse the L/C Issuer for all reasonable fees, costs, expenses and disbursements of the L/C Issuer in issuing, effecting payment under, amending or otherwise administering any Letter of Credit.

            (d) On or promptly after each Drawing Date the L/C Issuer shall notify the Agent and the Agent shall notify the Lenders and the Borrower of the amount of the draft paid by the L/C Issuer on such Drawing Date. The payment of a draft under a Letter of Credit shall constitute an advance of a Mandatory Prime Rate Loan in an amount equal to the Dollar Equivalent of the aggregate amount of the drawing, which amount shall bear interest as a Prime Rate Loan from the Drawing Date. On the Drawing Date each Lender shall make available to the L/C Issuer in immediately available funds its Commitment Percentage of the amount of the Mandatory Prime Rate Loan so advanced upon such payment of a draft under the Letter of Credit. If the L/C Issuer receives such funds from any Lender on a date after the Drawing Date, such Lender will be entitled to distribution pursuant to Section 14.5 of its pro ratA share of interest paid by Borrower on such Mandatory Prime Rate Loan accrued from the Drawing Date, but such Lender shall pay to the L/C Issuer on demand an amount computed in the same manner as the amount due to the L/C Issuer from a Lender which has made available funds for loans after the Borrowing Date thereof pursuant to Section 2.7(b). Each Lender's obligation to fund its Commitment Percentage of Mandatory Prime Rate Loans arising froM the payment of a draft under a Letter of Credit shall not be subject to the satisfaction of the conditions set forth in Section 11. Within three (3) Business Days after each Drawing Date, the Borrower shall deliver to the Agent a written explanation of the facts and circumstances relating to such drawing and a Compliance Certificate and any other information requested by the L/C Issuer or the Agent for the purpose of allowing the Lenders to determine whether the drawing or related events have resulted in a Default or Event of Default. The Agent shall promptly provide copies of such explanation and information to the Lenders. In the event that a Mandatory Prime Rate Loan cannot be made on the date required in this paragraph, upon written demand by the L/C Issuer, each other Lender shall purchase from the L/C Issuer a participating interest in the unreimbursed draft paid pursuant to such Letter of Credit in an amount equal to such other Lender's Commitment Percentage of such unreimbursed draft. Each Lender agrees to purchase its Commitment Percentage of such unreimbursed draft within one (1) Business Day after such demand therefor is made by the L/C Issuer and on such date of purchase, an amount equal to such Lender's Commitment Percentage of such unreimbursed draft to be purchased by such Lender shall be advanced to the L/C Issuer.

            (e) The Borrower's obligations under this Section 2.9 shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had against the Agent, the L/C Issuer, any Lender or any beneficiary of a Letter of Credit. The Borrower also agrees that the L/C Issuer shall not be responsible for, and the Borrower's reimbursement obligations hereunder shall not be affected by, among other things, (i) the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or (ii) any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or (iii) any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. The L/C Issuer shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors, omissions, interruptions or delays caused by the L/C Issuer's gross negligence or willful misconduct. The Borrower agrees that any action taken or omitted by the L/C Issuer under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Customs and Practices for Documentary Credits as the same may be amended from time to time, shall be binding on the Borrower and shall not result in any liability of the L/C Issuer to the Borrower.

            (f) In the event that any Letters of Credit are in effect at the time of an acceleration of the maturity of the Loans pursuant to Section 12.1, the amountS which shall thereupon become immediately due and payable by the Borrower shall include a sum equal to the Dollar Equivalent of the aggregate stated amount of such then effective Letters of Credit. Such sum shall be deposited in a cash collateral account to be opened by the L/C Issuer which shall be under the sole dominion and control of the L/C Issuer. The Borrower hereby grants to the L/C Issuer, for the benefit of the Lenders, as security for the Obligations a first priority security interest in such cash collateral account and all deposits at any time therein and the proceeds thereof and the Borrower shall execute and deliver such documents and take all actions as may be required to create and maintain a valid and perfected first priority Lien on such cash collateral account in favor of the L/C Issuer. Borrower acknowledges that the L/C Issuer shall be deemed to be in control of such cash collateral account as required for perfection of said security interest under Article 9 of the Uniform Commercial Code. Amounts held in such cash collateral account shall be applied by the L/C Issuer on each Drawing Date thereafter to pay any drafts presented pursuant to the Letters of Credit. After all Letters of Credit have been fully drawn upon, expired or otherwise terminated, any balance remaining in such cash collateral account shall be applied in the same manner as enforcement proceeds under Section 12.4.

            (g) For the purposes of this Agreement, the issuance of any supplement, modification, amendment, renewal, extension to or of any Letter of Credit shall be treated the same as the issuance of a new Letter of Credit.

      Section 2.10. Competitive Bid Loans. In addition to the Tranche A Loans, Tranche B Loans and Swingline Loans made pursuant to Section 2 hereof so long as the BorroWER maintains ratings from two of the three Ratings Agencies of BBB-or Baa3 or higher, as applicable, subject to the terms and conditions set forth herein, the Borrower may from time to time request Competitive Bid Loans pursuant to the terms of this Section 2.10, provided that (x) at no time shall the Dollar Equivalent oF the aggregate principal amount of Competitive Bid Loans outstanding at any time exceed fifty percent (50%) of the Total Commitments, (y) to the extent that the requested Competitive Bid Loan is to be denominated in an Alternative Currency, the Dollar Equivalent of the aggregate principal amount of the requested Competitive Bid Loan shall not exceed the Tranche B Availability and (z) the Dollar Equivalent of the aggregate principal amount of the requested Competitive Bid Loan shall not exceed the amount by which the Commitments at such time exceed the Outstanding Obligations. The Lenders may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept such offers in the manner set forth in this Section 2.10. Notwithstanding anY other provision of this Agreement to the contrary, (A) each Competitive Bid Loan denominated in Dollars shall constitute Tranche A Obligations and shall be deemed to use the Tranche A Commitments, except to the extent that the Tranche A Commitments have been fully used and are not available at such time for such Borrowing, in which case the portion of such Competitive Bid Loan that can not be accommodated by the Tranche A Commitments shall constitute Tranche B Obligations, if such Tranche B Commitments are available, and shall be deemed to use the Tranche B Commitments, and (B) each Competitive Bid Loan denominated in an Alternative Currency shall constitute Tranche B Obligations, if such Tranche B Commitments are available and shall be deemed to use the Tranche B Commitments.

            (a) The obligation of the Borrower to repay the outstanding principal amount of any and all Competitive Bid Loans, plus interest at the sum of the Competitive Bid Margin plus the applicable Eurocurrency Rate accrued thereon, shall be evidenced by this

      Credit Agreement and by individual loan accounts (the "COMPETITIVE BID LOAN ACCOUNTS" and individually, a "COMPETITIVE BID LOAN ACCOUNT") maintained by the Agent on its books for each of the Lenders, it being the intention of the parties hereto that the Borrower's obligations with respect to Competitive Bid Loans are to be evidenced only as stated herein and not by separate promissory notes and shall hereby constitute an absolute promise to pay when due, without notice, demand, presentment or setoff.

            (b) The Borrower irrevocably authorizes the Agent to make or cause to be made, in connection with a Borrowing Date of any Competitive Bid Loan or at the time of receipt of any payment of principal on the applicable Lender's Competitive Bid Loan Account an appropriate notation, reflecting the making of the Competitive Bid Loan or the receipt of such payment. The outstanding amount of the Competitive Bid Loans set forth on the Agent's records, as applicable, shall be prima facie evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount shall not limit or otherwise affect the obligations of the Borrower hereunder to make payments of principal of or interest on any Competitive Bid Loan when due.

            (c) When the Borrower wishes to request offers to make Competitive Bid Loans under this Section 2.10, it shall transmit to the Agent by facsimile a CompetitivE Bid Quote Request substantially in the form of Exhibit H hereto (a "COMPETITIVE BID QUOTE REQUEST") so as to be received no later than 11:00 a.m. four (4) Business Days (eight (8) Business Days in the case of a request for a Competitive Bid Quote denominated in Alternative Currency) prior to the requested Borrowing Date, specifying:

                  (A) the requested Borrowing Date (which must be a Business
            Day);

                  (B) the requested currency and the aggregate amount in the requested currency of such Competitive Bid Loans, which shall be the Dollar Equivalent of $5,000,000 or a larger multiple of $1,000,000; and

                  (C) the Type and duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

The Borrower may request offers to make Competitive Bid Loans for more than one Interest Period and/or more than one Borrowing Date in a single Competitive Bid Quote Request. No new Competitive Bid Quote Request shall be given until the Borrower has notified the Agent of its acceptance or non-acceptance of the Competitive Bid Quotes relating to any outstanding Competitive Bid Quote Request.

            (d) Promptly upon receipt of a Competitive Bid Quote Request, the Agent shall send to the Lenders by telecopy or facsimile transmission an Invitation for Competitive Bid Quotes substantially in the form of Exhibit I hereto, which shall constitute an invitation by the Borrower to each Lender to submit Competitive Bid Quotes in accordance with this Section 2.10.

            (e) Each Lender may, but shall be under no obligation to, submit a Competitive Bid Quote containing an offer or offers to make Competitive Bid Loans in response to any Competitive Bid Quote Request. Each Competitive Bid Quote must comply with the requirements of this Section 2.10(e) and must be submitteD to the Agent by facsimile transmission not later than 10:00 a.m. on the third Business Day (or fifth Business Day in the case of a request for a Competitive Bid Quote denominated in Alternative Currency) prior to the proposed Borrowing Date, provided that Competitive Bid Quotes may be submitted by the Agent in its capacity as a Lender only if it submits its Competitive Bid Quote to the Borrower not later than one hour prior to the deadline for the other Lenders. Competitive Bid Loans to be funded pursuant to a Competitive Bid Quote may, as provided in Section 18.9, be funded by A Lender's Designated
      Bank. A Lender making a Competitive Bid Quote may, but shall not be required to, specify in its Competitive Bid Quote whether the related Competitive Bid Loans are intended to be funded by such Lender's Designated Bank, as provided in Section 18.9. Subject to the provisions oF Section Section 10 and 11 hereof, any Competitive Bid Quote so made shall be irrevocable except with the written consent of the Agent given on the instructions OF the Borrower.

            (f) Each Competitive Bid Quote shall be in substantially the form of Exhibit J hereto and shall in any case specify:

                  (i) the proposed Borrowing Date(s);

                  (ii) the principal amount of the Competitive Bid Loan for
            which each proposal is being made, the Dollar Equivalent of which principal amount (w) may be greater than or less than the Commitment of the quoting Lender, (x) must be $1,000,000 or a larger multiple of $500,000, (y) may not exceed the aggregate principal amount of Competitive Bid Loans for which offers were requested and (z) may be subject to an aggregate limitation as to the principal amount of Competitive Bid Loans for which offers being made by such quoting Lender may be accepted;

                  (iii) the Interest Periods for which Competitive Bid Quotes are being submitted;

                  (iv) the margin above or below the applicable Eurocurrency
            Rate (the "COMPETITIVE BID MARGIN") offered for each such Competitive Bid Loan, expressed as a percentage (specified to the nearest 1/10,000th of 1%) to be added to or subtracted from such Eurocurrency Rate; and

                  (v) the identity of the quoting Lender.

A Competitive Bid Quote may include up to five (5) separate offers by the quoting Lender with respect to each Interest Period specified in the related Invitation for Competitive Bid Quotes.

            (g) Any Competitive Bid Quote shall be disregarded if it:

                  (i) is not substantially in the form of Exhibit J hereto;

                  (ii) contains qualifying, conditional or similar language;

                  (iii) proposes terms other than or in addition to those set forth in the applicable Invitation for Competitive Bid Quotes; or

                  (iv) arrives after the time set forth in Section 2.10 (e)
            hereof.

            (h) The Agent shall promptly notify the Borrower of the terms (a) of any Competitive Bid Quote submitted by a Lender that is in accordance with
      Section 2.10(e) and (b) of any Competitive Bid Quote that amends, modifies or is otherwise inconsistent with a previous Competitive Bid Quote submitted by such Lender with respect to the same Competitive Bid Quote Request. Any such subsequent Competitive Bid Quote shall be disregarded by the Agent unless such subsequent Competitive Bid Quote is submitted solely to correct a manifest error in such former Competitive Bid Quote and was received by the Agent within the time period required in
      Section 2.10(e) for receipt of Competitive Bid Quotes. The Agent's notice to the Borrower shall specify (i) thE aggregate principal amount of Competitive Bid Loans for which offers have been received for each Interest Period specified in the related Competitive Bid Quote Request and the Dollar Equivalents thereof, (ii) the respective principal amounts and Competitive Bid Margins so offered, and the Identity of the respective Lenders submitting such offers, and (iii) if applicable, limitations on the aggregate principal amount of Competitive Bid Loans for which offers in any single Competitive Bid Quote may be accepted.

            (i) Not later than 4:00 p.m. on the third Business Day (or fifth Business Day in the case of a requested Competitive Bid Quote denominated in Alternative Currency) prior to the proposed Borrowing Date, the Borrower shall notify the Agent of its acceptance or non-acceptance of each Competitive Bid Quote in substantially the form of Exhibit K hereto. The Borrower may accept any Competitive Bid Quote in whole or in part; provided that:

                  (i) the aggregate principal amount of each Competitive Bid
            Loan may not exceed the applicable amount set forth in the related Competitive Bid Quote Request;

                  (ii) acceptance of offers may only be generally made on the basis of ascending Competitive Bid Margins with the same terms, and

                  (iii) the Borrower may not accept any offer that is described in Section 2.10(g) or that otherwise fails to comply with the requirements of this Agreement.

The Agent shall promptly notify each Lender which submitted a Competitive Bid Quote of the Borrower's acceptance or non-acceptance thereof. A Lender who is notified that it has been selected to make a Competitive Bid Loan may designate its Designated Bank (if any) to fund such Competitive Bid Loan on its behalf, as described in Section 18.9. Any Designated Bank which funds a Competitive Bid Loan shall on and after the time of such funding become the obligee in respect oF such Competitive Bid Loan and be entitled to receive payment thereof when due. At the request of any Lender which submitted a Competitive Bid Quote, the Agent will promptly notify all Lenders which submitted Competitive Bid Quotes of the aggregate principal amount of, and the range of Competitive Bid Margins of, the accepted Competitive Bid Loans for each requested Interest Period.

            (j) If offers are made by two (2) or more Lenders with the same Competitive Bid Margin for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Interest Period, the principal amount of Competitive Bid Loans in respect of which such offers at such Competitive Bid Margin are accepted shall be allocated by the Borrower among such Lenders as nearly as possible (in such multiples, not less than the Dollar Equivalent of $1,000,000, as the Borrower may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determination by the Agent of the amounts of Competitive Bid Loans shall be conclusive in the absence of manifest error.

            (k) If, on or prior to the Borrowing Date of any Competitive Bid Loan, the Total Commitment has not terminated in full and if, on such Borrowing Date, the applicable conditions of Section Section 10 and 11 hereof are satisfied, and the Agent shall have received a Compliance Certificate, the Lender or LendERS whose offers the Borrower has accepted will fund each Competitive Bid Loan so accepted. Not later than 1:00 p.m. on such Borrowing Date, each such Lender or Lenders or Designated Bank will make available to the Agent, at the Agent's Head Office, in immediately available funds, the amount of such Lender's Competitive Bid Loans. Upon receipt from each such Lender of such amount, the Agent will make available to the Borrower the aggregate amount of such Loans made available to the Agent by the Lenders.

            (l) The principal of each Competitive Bid Loan shall become absolutely due and payable by the Borrower on the last day of the Interest Period relating thereto, and the Borrower hereby absolutely and unconditionally promises to pay to the Agent for the account of the relevant Lenders at or before 1:00 p.m. on the last day of the Interest Periods relating thereto the principal amount of all such Competitive Bid Loans, plus interest thereon at the sum of the applicable Competitive Bid Margin specified in the applicable Competitive Bid Quotes plus the applicable Eurocurrency Rate. Interest on the Competitive Bid Loans shall be payable in arrears on each Interest Payment Date. Subject to the terms of this Credit Agreement, the Borrower may make Competitive Bid Quote Requests with respect to new borrowings of any amounts so repaid prior to the Maturity Date. The provisions of Section 2.6 shall not apply to Competitive Bid Loans.

      Section 2.11. Sharing Event.

            (a) Upon the occurrence of a Sharing Event, automatically (and without the taking of any action) (x) all then outstanding Eurocurrency Rate Loans denominated in an Alternative Currency (other than Competitive Bid Loans) shall be automatically converted into Loans denominated in Dollars (in an amount equal to the Dollar Equivalent, as determined by the Agent on the date of such conversion, of the aggregate principal amount of the such Eurocurrency Rate Loans on the date such Sharing Event first occurred, which Loans denominated in Dollars (i) shall thereafter be deemed to be Prime Rate Loans and (ii) unless the Sharing Event resulted solely from a termination of the Total Commitment, shall be immediately due and payable on the date such Sharing Event has occurred) and (y) unless the Sharing Event resulted solely from a termination of the Total Commitment, all accrued and unpaid interest and other amounts owing with respect to such Eurocurrency Rate Loans shall be immediately due and payable in Dollars, in an amount equal to the Dollar Equivalent of such accrued and unpaid interest and other amounts.

            (b) Upon the occurrence of a Sharing Event, and after giving effect to any automatic conversion pursuant to Section 2.11(a), each Lender shall (and herebY unconditionally and irrevocably agrees to) purchase and sell (in each case in Dollars) undivided participating interests in all Loans (other than Competitive Bid Loans) outstanding to, and any unpaid amounts the L/C Issuer has disbursed under a Letter of Credit owing by, the Borrower in amounts such that each Lender shall have a share of the outstanding Loans (other than Competitive Bid Loans) and any unpaid amounts the L/C Issuer has disbursed under a Letter of Credit then owing by the Borrower equal to its Commitment Percentage of the Total Commitment (although if because of fluctuations in currency exchange rates any Lender would be required to purchase such participations after giving effect to which such Lender's Loans and Letter of Credit participations under
      Section 2.9(d) (including participations therein purchased pursuant to this Section 2.11) would exceed sUCH Lender's Commitment, then such participations shall be in an amount after giving effect to which such Lender's Loans and Letter of Credit participations under Section 2.9(d) (including participations therein purchased pursuant to this Section
      2.11) would equal such Lender's Commitment). Upon ANY such occurrence, the Agent shall notify each Lender and shall specify the amount of Dollars required from such Lender in order to effect the purchases and sales by the various Lenders of participating interests in the amounts required above (together with accrued interest with respect to the period for the last interest payment date through the date of the Sharing Event plus any additional amounts payable by the Borrowers pursuant to Section 4.5 in respect of such accrued but unpaid interest); provided, in the event that a Sharing Event shall have occurred, each Lender shall be deemeD to have purchased, automatically and without request, such participating interests. Promptly upon receipt of such request, each Lender shall deliver to the Agent (in immediately available funds in Dollars) the net amounts as specified by the Agent. The Agent shall promptly deliver the amounts so received to the various Lenders in such amounts as are needed to effect the purchases and sales of participations as provided above. Promptly following receipt thereof, each Lender which has sold participations in any of its Loans and Letter of Credit participations under Section 2.9(d) (through the Agent) will deliver to each Lender (through the Agent) which has so purchased a participating interest a participation certificate dated the date of receipt of such funds and in such amount. It is understood that the amount of funds delivered by each Lender shall be calculated on a net basis, giving effect to both the sales and purchases of participations by the various Lenders as required above.

            (c) Upon the occurrence of a Sharing Event (i) no further Loans shall be made, (ii) all amounts from time to time accruing with respect to, and all amounts from time to time payable on account of, any outstanding Eurocurrency Rate Loans denominated in Alternative Currency (including, without limitation, any interest and other amounts which were accrued but unpaid on the date of such purchase) shall be converted to Loans denominated in Dollars in accordance with Section 2.11(a) and be payable immediately in Dollars as if such Eurocurrency Rate Loans had originally been made in Dollars anD shall be distributed by the relevant Lenders (or their affiliates) to the Agent for the account of the Lenders which made such Loans or are participating therein and (iii) the Commitments of the Lenders shall be automatically terminated. Notwithstanding anything to the contrary contained above, the failure of any Lender to purchase its participating interest in any Loans upon the occurrence of a Sharing Event shall not relieve any other Lender of its obligation hereunder to purchase its participating interests in a timely manner, but no Lender shall be responsible for the failure of any other Lender to purchase the participating interest to be purchased by such other Lender on any date.

            (d) If any amount required to be paid by any Lender pursuant to
      Section 2.11(b) is not paid to the Agent within one (1) Business Day following the date upoN which such Lender receives notice from the Agent of the amount of its participations required to be purchased pursuant to said Section 2.11(b), such LendeR shall also pay to the Agent on demand an amount equal to the product of (i) the amount so required to be paid by such Lender for the purchase of its participations times (ii) the daily average Federal Funds Rate during the period from and including the date of request for payment to the date on which such payment is immediately available to the Agent times (iii) a fraction the numerator of which is the number of days that elapsed during such period and the denominator of which is 360. If any such amount required to be paid by any Lender pursuant to Section 2.11(b) is not in fact madE available to the Agent within three (3) Business Days following the date upon which such Lender receives notice from the Agent as to the amount of participations required to be purchased by it, the Agent shall be entitled to recover from such Lender on demand, such amount with interest thereon calculated from such request date at the rate per annum applicable to Prime Rate Loans hereunder. A certificate of the Agent submitted to any Lender with respect to any amounts payable by any Lender pursuant to this Section 2.11 shall be deemed conclusive absent manifest error. Amounts payablE under this
      Section 2.11 shall be paid to the Agent for the account of the relevant Lenders; provided that, if the Agent (in its sole discretion) haS elected to fund on behalf of such Lender the amounts owing to such Lenders, then the amounts shall be paid to the Agent for its own account.

            (e) Whenever, at any time after the relevant Lenders have received from any Lenders purchases of participations in any Loans pursuant to this
      Section 2.11, thE Lenders receive any payment on account thereof, such Lenders will distribute to the Agent, for the account of the various Lenders participating therein, such Lenders' participating interests in such amounts (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such participations were outstanding) in like funds as received; provided, however, that in the event that such payment received by any Lenders are required to be returned, the Lenders who received previous distributions in respect of their participating interests therein will return to the respective Lenders any portion thereof previously so distributed to them in like funds as such payment is required to be returned by the respective Lenders.

            (f) Each Lender's obligation to purchase participating interests pursuant to this Section 2.11 shall be absolute and unconditional and shall not be affected bY any circumstance including, without limitation,
      (i) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against any other Lender, the Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default, (iii) any adverse change in the condition (financial or otherwise) of the Borrower or any other Person, (iv) any breach of this Agreement by the Borrower, the Company, any of the other Guarantors or any Lender or any other Person, or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

            (g) Notwithstanding anything to the contrary contained elsewhere in this Agreement, upon any purchase of participations as required above, each Lender which has purchased such participations shall be entitled to receive from the Borrower any increased costs and indemnities directly from the Borrower to the same extent as if it were the direct Lender as opposed to a participant therein. The Borrower acknowledges and agrees that, upon the occurrence of a Sharing Event and after giving effect to the requirements of this Section 2.11, increased taxes may be owing by the Borrower pursuanT to Section Section 4.5 and 4.8, which taxes shall be paid (to the extent provided in such sections) by the Borrower, without any claim that the increased taXES are not payable because same resulted from the participations effected as otherwise required by this Section 2.11.

      Section 3. REPAYMENT OF THE LOANS.

      Section 3.1. Maturity. The Borrower unconditionally promises to pay on the Maturity Date, and there shall become absolutely due and payable on the MaturitY Date, all of the Loans outstanding on such date, together with any and all accrued and unpaid interest and charges thereon. Provided that no Default or Event of Default has occurred and is continuing (either at the time of exercise of the option or at the original Maturity Date), the Borrower shall have one (1) option to extend the Maturity Date for one (1) year by written notice to the Agent not earlier than ninety (90) days prior to the original Maturity Date and not later than sixty (60) days prior to the original Maturity Date. Such written notice must be accompanied by payment to the Agent of an extension fee at the rate of 0.15% of the Total Commitment, which fee shall be distributed by the Agent to each Lender in accordance with such Lender's respective Commitment.

      Section 3.2. Mandatory Repayments of Loan. If at any time the sum of the Outstanding Obligations exceeds the Maximum Credit Amount, then the Borrower shalL immediately pay the amount of such excess to the Agent for the respective accounts of the Lenders for application to the Loans. If no Event of Default is then existing, the Borrower may designate which Loans are to be repaid therewith. The Borrower shall repay Swingline Loans on or before the date required under Section 2.8. The Borrower shall repay Competitive Bid Loans on or before the date required under Section 2.10 (l).

      Section 3.3. Optional Repayments of Loans. The Borrower shall have the right, at its election, to repay the outstanding amount of the Loans, as a whole or iN part, on any Business Day, without penalty or premium; provided that the Borrower shall not have the right to prepay any Competitive Bid Loan with out the prior written consent of the Lender thereof and the full or partial prepayment of the outstanding amount of any Eurocurrency Rate Loans made pursuant to this Section 3.3 may be made only on the last day of the Interest Period relating thereto, except as set forth below in this Section 3.3. The Borrower shall give the AgENT prior written notice of any prepayment pursuant to this Section 3.3 no later than 10:00 a.m., on (i) the same Business Day as prepayment of any Prime Rate Loans, (ii) the day that is two (2) Business Days prior to any proposed repayment of any LIBOR Rate Loans, or (iii) the day that is four (4) Business Days prior to any proposed repayment of any Alternative Currency Loans, specifying the proposed date of payment of Loans and the principal amount to be paid. The Agent shall promptly notify each Lender of the principal amount of such payment to be received by such Lender. Each such partial prepayment of the Loans shall be in an integral multiple of $1,000,000 and, to the extent requested by the Agent, shall be accompanied by the payment of all charges outstanding on all Loans and of accrued interest on the principal repaid to the date of payment. The principal payments so received shall be applied first to the principal of Swingline Loans, next to the principal of Prime Rate Loans other than Swingline Loans and then to the principal of Eurocurrency Rate Loans. Notwithstanding anything contained herein to the contrary, the Borrower may make a full or partial prepayment of a Eurocurrency Rate Loan on a date other than the last day of the Interest Period relating thereto, if all optional prepayments (in whole or in part) on such Loans shall be accompanied by, and the Borrower hereby promises to pay, a prepayment fee in an amount determined by the Agent in the following manner:

            (a) Eurocurrency Prepayment Fee. Borrower acknowledges that prepayment or acceleration of a Eurocurrency Rate Loan during an Interest Period shall result in the Lenders incurring additional costs, expenses and/or liabilities and that it is extremely difficult and impractical to ascertain the extent of such costs, expenses and/or liabilities. (For all purposes of this Section, any Loan not being made as a Eurocurrency Rate Loan in accordance with the Loan Request therefor, as a result of Borrower's cancellation thereof, shall be treated as if such Eurocurrency Rate Loan had been prepaid.) Therefore, on the date a Eurocurrency Rate Loan is prepaid or the date all sums payable hereunder become due and payable on a date other than the last day of an Interest Period, by acceleration or otherwise ("PREPAYMENT DATE"), Borrower will pay to Agent, for the account of each Lender, (in addition to all other sums then owing), an amount ("EUROCURRENCY PREPAYMENT FEE") determined by the Agent as follows: The current rate for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent) with a maturity date closest to the end of the Interest Period as to which prepayment is made, shall be subtracted from the interest rate applicable to the Eurocurrency Rate Loan being prepaid. If the result is zero or a negative number, there shall be no Eurocurrency Prepayment Fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the Eurocurrency Rate Loan being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in the Interest Period as to which the prepayment is being made. The resulting amount shall be the Eurocurrency Prepayment Fee.

            (b) Upon the written notice to Borrower from Agent, Borrower shall immediately pay to Agent, for the account of the Lenders, the Eurocurrency Prepayment Fee. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the parties hereto.

            (c) Borrower understands, agrees and acknowledges the following: (i) no Lender has any obligation to purchase, sell and/or match funds in connection with the use of the Eurocurrency Rate as a basis for calculating the rate of interest on a Eurocurrency Rate Loan; (ii) the Eurocurrency Rate is used merely as a reference in determining such rate; and (iii) Borrower has accepted the Eurocurrency Rate as a reasonable and fair basis for calculating such rate and a Eurocurrency Prepayment Fee. Borrower further agrees to pay the Eurocurrency Prepayment Fee, if any, whether or not a Lender elects to purchase, sell and/or match funds.

      Section 3.4. Currency Matters. Dollars are the currency of account and payment for each and every sum at any time due from the Borrower hereunder; provided that: (a) except as expressly provided in this Agreement, each repayment of a Tranche B Loan, Tranche B Letter of Credit Obligation or a part thereof shall be made in the currency in which such Tranche B Loan or Tranche B Letter of Credit Obligation, as the case may be, is denominated at the time of that repayment; (b) each payment of interest shall be made in the currency in which the principal or other sum in respect of which such interest is payable is denominated; (c) each payment of any fees shall be in Dollars; (d) each payment in respect of costs, expenses and indemnities shall be made in the currency in which the same were incurred; and (e) any amount expressed to be payable in an Alternative Currency shall be paid in such Alternative Currency. No payment to the Agent or any Lender (whether under any judgment or court order or otherwise) shall discharge the obligation or liability in respect of which it was made unless and until the Agent or such Lender shall have received payment in full in the currency in which such obligation or liability was incurred, and to the extent that the amount of any such payment shall, on actual conversion into such currency, fall short of such obligation or liability, actual or contingent, expressed in that currency, the Borrower agrees to indemnify and hold harmless the Agent or such Lender, as the case may be, with respect to the amount of the shortfall, with such indemnity surviving the termination of this Agreement and any legal proceeding, judgment or court order pursuant to which the original payment was made which resulted in the shortfall. To the extent the Agent or any Lender receives payment of any Obligation in a currency other than the currency required to be paid hereunder, each of the Agent and such Lender shall take all reasonable actions to convert such currency into the currency in which the underlying liability was incurred, at the Agent's or such Lender's spot rate of exchange, within one (1) Business Day after receipt of payment by the Borrower, provided, if reasonable methods and/or markets do not exist for making such exchange, then the Agent or such Lender, as the case may be, will make such exchange within one (1) Business Day of the date on which making such exchange is, in the Agent's or such Lender's reasonable determination, commercially possible, and, provided further, nothing contained herein shall in any manner limit the Borrower's obligations to pay all Obligations in the currency required under this Agreement, nor shall it be construed as the Agent's or any Lender's consent to the Borrower paying any Obligation in any currency other than as set forth in clauses (a) - (e) of this Section 3.4.

      Section 4. CERTAIN GENERAL PROVISIONS.

      Section 4.1. Closing Fees. On the Effective Date, the Borrower shall pay to Bank of America and Arranger the fees in the amounts specified in the Fee Letter required to be paid by the Borrower on or before the Effective Date.

      Section 4.2. Other Fees.

            (a) Facility Fee. The Borrower shall pay to the Agent for the accounts of the Lenders a Facility Fee equal to the sum of each Lender's Commitment multiplied by the Applicable Facility Fee Rate. The Facility Fee shall be payable on the basis of the applicable annual rate quarterly in arrears on or before the first Business Day of each calendar quarter for the immediately preceding calendar quarter commencing on the first such date following the date hereof, with a final payment on the Maturity Date or any earlier date on which the Commitments shall terminate.

            (b) Administrative Fee. The Borrower shall pay to the Agent, for the Agent's own account, an annual administrative fee as provided in the Fee Letter. The Agent's fee shall be payable annually in advance on the Effective Date and on each anniversary thereof for the following annual period.

            (c) Competitive Bid Rate Loan Fee. The Borrower shall pay to the Agent, for its own account, a non-refundable competitive bid fee equal to
      (i) $1,500 multiplied by (ii) the number of Competitive Bid Quote Requests provided to the Agent in any calendar month (regardless of whether such Competitive Bid Loans are borrowed). Such fee shall be payable on the first day of each calendar month with respect to any Competitive Bid Quote Requests requested in the prior month.

      Section 4.3. Funds for Payments.

            (a) Except as expressly provided herein and except with respect to principal of and interest on Alternative Currency Loans, all payments of principal, interest, closing fees, Facility Fees and any other amounts due hereunder (other than as provided in Section 2.2(b), Section 4.1, Section 4.5 and Section 4.6) or under aNy of the other Loan Documents, and all prepayments, shall be made to the Agent, for the respective accounts of the Lenders, at the Agent's Head Office, in each case in Dollars in Same Day Funds not later than 2:00 p.m. on the dates specified herein. All payments of principal of and interest on Alternative Currency Loans shall be made to the Agent, for the respective accounts of the Lenders, at the place designated by the Agent in such Alternative Currency in Same Day Funds not later than the Applicable Time specified by the Agent on the dates specified herein.

            (b) All payments by the Borrower hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory liens, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower shall pay to the Agent, for the account of the Lenders or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Lenders or the Agent to receive the same net amount which the Lenders or the Agent would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document.

      Section 4.4. Computations. All computations of interest on the Loans (other than Prime Rate Loans) and of other fees to the extent applicable shall be based on a 360-day year (365 or 366 day year for Prime Rate Loans, or in the case of interest in respect of Alternative Currency Loans as to which market practice differs from the foregoing, in accordance with such market practice) and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "INTEREST PERIOD" with respect to Eurocurrency Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and such extension of time shall be included in computing interest and fees in connection with such payment. The outstanding amount of the Loans as reflected on the Records from time to time shall (absent manifest error) be considered correct and binding on the Borrower unless within thirty (30) Business Days after receipt by the Agent or any of the Lenders from Borrower of any notice by the Borrower of such outstanding amount, the Agent or such Lender shall notify the Borrower to the contrary.

      Section 4.5. Additional Costs, Etc. If, as a result of any change or adoption after the date hereof, any present or future applicable law which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Lender or the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

            (a) subject any Lender or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the other Loan Documents, such Lender's Commitment or the Loans (other than taxes based upon or measured by the income or profits of such Lender or the Agent), or

            (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Lender of the principal of or the interest on any Loans or any other amounts payable to any Lender under this Agreement or the other Loan Documents, or

            (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or Loans by, or commitments of an office of any Lender, or

            (d) impose on any Lender any other conditions or requirements with respect to this Agreement, the other Loan Documents, the Loans, the Total Commitment, or any class of Loans or commitments of which any of the Loans or the Total Commitment forms a part;

and the result of any of the foregoing is

                  (i) to increase the cost to such Lender of making, funding, issuing, renewing, extending or maintaining any of the Loans or such Lender's Commitment, or

                  (ii) to reduce the amount of principal, interest or other
            amount payable to such Lender or the Agent hereunder on account of the Commitments or any of the Loans, or

                  (iii) to require such Lender or the Agent to make any payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender or the Agent from the Borrower hereunder, then, and in each such case, the Borrower will, upon demand made by such Lender or (as the case may be) the Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Lender or the Agent, to the extent permitted by law, such additional amounts as will be sufficient to compensate such Lender or the Agent for such additional cost, reduction, payment or foregone interest or other sum.

      Section 4.6. Capital Adequacy. If, as a result of any change or adoption after the date hereof, any present or future law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) or the interpretation thereof by a court or governmental authority with appropriate jurisdiction affects the amount of capital required or expected to be maintained by banks or bank holding companies and any Lender or the Agent determines that the amount of capital required to be maintained by it is increased by or based upon the existence of the Loans made or deemed to be made pursuant hereto, then such Lender or the Agent may notify the Borrower of such fact, and the Borrower shall pay to such Lender or the Agent from time to time on demand, as an additional fee payable hereunder, such amount as such Lender or the Agent shall determine in good faith and certify in a notice to the Borrower to be an amount that will adequately compensate such Lender or the Agent in light of these circumstances for its increased costs of maintaining such capital. Each Lender and the Agent shall allocate such cost increases among its customers in good faith and on an equitable basis.

      Section 4.7. Certificate. A certificate setting forth any additional amounts payable pursuant to Section Section 4.5 or 4.6 and a brief explanation (but reasonably detailEd) of such amounts which are due, submitted by any Lender or the Agent to the Borrower, shall be prima facie evidence that such amounts are due and owing.

      Section 4.8. Indemnity. In addition to the other provisions of this Agreement regarding any such matters, the Borrower agrees to indemnify each Lender and to hold each Lender harmless from and against any loss, cost or reasonable expense (including loss of anticipated profits, but excluding other incidental or consequential damages) that such Lender may sustain or incur as a consequence of (a) a default by the Borrower in payment of the principal amount of or any interest on any Eurocurrency Rate Loans as and when due and payable, including any such loss or expense caused by Borrower's breach or other default and arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain its Eurocurrency Rate Loans, (b) a default by the Borrower in making a borrowing or conversion after the Borrower has given (or is deemed to have given) a Loan Request or a Conversion Request, (c) the making of any payment of a Eurocurrency Rate Loan or the making of any conversion of a LIBOR Rate Loan to a Prime Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain any such Eurocurrency Rate Loan and (d) any failure by the Borrower to prepay a Eurocurrency Loan on the date specified in a prepayment notice given by the Borrower.

      Section 4.9. Default Interest and Late Charges. During any period when an Event of Default has occurred and is continuing, or after the Maturity Date or after judgment has been rendered on any Note, Borrower's right to select Eurocurrency Loans shall cease and the unpaid principal of all Loans shall, at the option of each Lender bear interest at a rate which is four (4) percentage points per annum greater than that which would otherwise be applicable to Prime Rate Loans; provided that with respect to any Eurocurrency Rate Loan of any Lender which is lent from a Eurocurrency Lending Office in the United Kingdom or a Participating Member State, the rate applicable to such Loan shall be the rate (including the Applicable Margin and any Mandatory Cost) otherwise applicable to such Loan plus four percent (4%) per annum.

      Section 4.10. Inability to Determine Eurocurrency Rate. In the event, prior to the commencement of any Interest Period relating to any Eurocurrency Rate Loan, the Agent shall determine that adequate and reasonable methods do not exist for ascertaining the Eurocurrency Rate that would otherwise determine the rate of interest to be applicable to any Eurocurrency Rate Loan during any Interest Period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower) to the Borrower. In such event (a) any Loan Request with respect to Eurocurrency Rate Loans shall be automatically withdrawn and shall be deemed a request for Prime Rate Loans, (b) each LIBOR Rate Loan will automatically, on the last day of the then current Interest Period thereof, become a Prime Rate Loan and each Alternative Currency Loan shall be repaid on the last day of the then current Interest Period, and
(c) the obligations of the Lenders to make Eurocurrency Rate Loans shall be suspended until the Agent determines that the circumstances giving rise to such suspension no longer exist, whereupon the Agent shall so notify the Borrower.

      Section 4.11. Illegality. Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurocurrency Rate Loans, such Lender shall forthwith give notice of such circumstances to the Borrower and thereupon
(a) the Commitment of such Lender to make Eurocurrency Rate Loans or convert Loans of another Type to LIBOR Rate Loans shall forthwith be suspended and (b) the LIBOR Rate Loans then outstanding shall be converted automatically to Prime Rate Loans, and the Alternative Currency Loans shall be repaid, in each case, on the last day of each Interest Period applicable to such Eurocurrency Rate Loans or within such earlier period as may be required by law. The Borrower hereby agrees promptly to pay to the Agent for the account of such Lender, upon demand, any additional amounts necessary to compensate such Lender for any costs incurred by such Lender in making any conversion in accordance with this
Section 4.11, including any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its Eurocurrency Rate Loans hereunder. If, at any time, the rate of interest, together with all amounts which constitute interest and which are reserved, charged or taken by the Lenders as compensation for fees, services or expenses incidental to the making, negotiating or collection of the Loans or the other Obligations, shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted to be charged by any Lender to Borrower under applicable law, then, during such time as such rate of interest would be deemed excessive, that portion of each sum paid attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal without penalty (including, without limitation, prepayment fees required pursuant to Section 4.3(a) hereof). As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Agreement and the Notes shall be governed by such new law as of its effective date.

      Section 4.12. Replacement of Lenders. If any of the Lenders shall make a notice or demand upon the Borrower pursuant to Section 4.5, Section 4.6, or
Section 4.11 basEd on circumstances or laws which are not generally applicable to the Lenders organized under the laws of the United States or any State thereof, the Borrower shall have the right to replace such Lender with an Eligible Assignee selected by the Borrower and approved by the Agent. In such event the assignment shall take place on a date set by the Agent at which time the assigning Lender and the Eligible Assignee shall enter into an Assignment and Acceptance as contemplated by Section 18.1 (and clause (d) thereof shall not be applicable) and the assigning Lender shall receive from the Eligible Assignee or the Borrower a sum equal to the outstanding principal amount of the Loans owed to the assigning Lender together with accrued interest thereon plus the accrued Facility Fee under Section 4.2(a) allocated to the assigning Lender, plus all other amounts then due to the assigning Lender hereunder (including any Eurocurrency Prepayment Fees, any amounts under Section 4.5,
Section 4.6 or Section 4.11 and indemnity amounts).

      Section 4.13. Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it (other than a Competitive Bid Loan), or the participations in L/C Obligations or in Swing Line Loans held by it resulting in such Lender's receiving payment of a proportion of the aggregate amount of such Loans or participations and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and sub-participations in Tranche A Letter of Credit Obligations, Tranche B Letter of Credit Obligations and Swing Line Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that:

            (a) if any such participations or sub-participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or sub-participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

            (b) the provisions of this section shall not be construed to apply to (x) any payment made by a Borrower pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or sub-participations in Tranche A Letter of Credit Obligations, Tranche B Letter of Credit Obligations or Swing Line Loans to any assignee or participant, other than to the Borrower or any Subsidiary thereof (as to which the provisions of this section shall apply).

  The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

      Section 4.14. Alternative Currencies.

            (a) Request for Alternative Currencies. In the event that the Borrower requests any Tranche B Loans be made as Eurocurrency Rate Loans in an Alternative Currency pursuant to Section 2.5, the Tranche B Loan proposed to be made under Section 2.5 shall be in an amount not less than the applicablE Alternative Currency Equivalent of the minimum borrowing amounts set forth in Section 2.5; provided, that after giving effect to the making of such Loan, the sum of (a) the aggregate Tranche B Obligations and (b) the aggregate Tranche B Letter of Credit Obligations shall not exceed the Tranche B Commitments at the time of such Loan. Subject to the foregoing and to the satisfaction of the terms and conditions of Section 11, each Tranche B Loan requested to be made in an Alternative Currency will be made on the date specified therefor in the Loan Request and, upon being so made, will have the Interest Period requested in the Loan Request.(b) Denominations. In the event that any portion of the funds available under the terms of this Agreement is denominated in an Alternative Currency, the Dollar Equivalent of such portion of the funds shall be calculated pursuant to the definition of "Dollar Equivalent." The amount so determined shall then be added to the amount already outstanding in Dollars for the purpose of determining the remaining availability of funds under Section 2.1 and Section 14.4(a) and any required repayments under Section 14.4(c).

            (c) Repayment. The Agent shall, on each Revaluation Date, calculate the Dollar Equivalent of all Alternative Currency Loans. If at any such time the Dollar

      Equivalent of the aggregate principal amount outstanding of the sum of (i) all Tranche B Obligations and (ii) all Tranche B Letter of Credit Obligations shall exceed the lesser of $50,000,000 or the Tranche B Commitments due to currency fluctuations, the Borrower shall, upon demand by the Agent, pay or cause to be paid within three (3) Business Days of any such demand made by the Agent, such amounts as are sufficient to eliminate such excess and to reduce the Dollar Equivalent of the aggregate principal amount outstanding of the sum of (x) the Tranche B Obligations and (y) the Tranche B Letters of Credit Obligations to an amount equal to the lesser of $50,000,000 or the amount of the Tranche B Commitments.

            (d) Funding. Each Lender may make any Eurocurrency Rate Loan denominated in an Alternative Currency by causing any of its domestic or foreign branches or foreign affiliates to make such Eurocurrency Rate Loan (whether or not such branch or affiliate is named as a lending office on the signature pages hereof); provided that in such event the obligation of the Borrower to repay such Eurocurrency Rate Loan shall nevertheless be to such Lender and shall, for all purposes of this Agreement (including without limitation for purposes of the definition of "REQUISITE LENDERS") be deemed made by such Lender, to the extent of such Eurocurrency Rate Loan, for the account of such branch or affiliate.

      Section 5. UNENCUMBERED PROPERTIES; NO LIMITATION ON RECOURSE.

      Section 5.1. Unencumbered Properties and Unencumbered Development Properties. The Borrower represents and warrants that each of the Real Estate Assets listed on Schedule 1.1(a) will on the Effective Date either (i) satisfy all of the conditions set forth in the definition of Unencumbered Property or
(ii) satisfy all of the conditions set forth in the definition of Unencumbered Development Property. From time to time during the term of this Agreement additional Real Estate Assets may become Unencumbered Properties or Unencumbered Development Properties and certain Real Estate Assets which previously satisfied the conditions set forth in the definition of Unencumbered Property or in the definition of Unencumbered Development Property may cease to be Unencumbered Properties or Unencumbered Development Properties by virtue of property dispositions, creation of Liens or other reasons. There shall be attached to each Compliance Certificate delivered pursuant to Section 7.4(d) or Section
7.13 an updated listing of the Unencumbered Properties and Unencumbered Development PropertieS relied upon by the Borrower in computing the Value of All Unencumbered Properties and the Adjusted Net Operating Income of the Unencumbered Properties (before reserves are deducted) stated in such Compliance Certificate. Compliance Certificates delivered pursuant to Section 2.5(a),
Section 2.9(b), Section 2.10(k) or Section 11.1 may, at Borrower's option, include an updated listing of the Unencumbered Properties and Unencumbered Development Properties and shall include such updated listing whenever a redetermination of the Value of All Unencumbered Properties based on such an updated listing would result in a decrease by more than $50,000,000 (from that shown on the most recently delivered Compliance Certificate) in the Value of All Unencumbered Properties by virtue of property dispositions, creation of Liens or other reasons.

      Section 5.2. Waivers by Requisite Lenders. If any Real Estate Asset fails to satisfy any of the requirements contained in the definition of Unencumbered Property or the definition of

Unencumbered Development Property then the applicable Real Estate Asset may nevertheless be deemed to be Unencumbered Property or an Unencumbered Development Property hereunder if the Requisite Lenders grant the necessary waivers and vote to accept such Real Estate Asset as an Unencumbered Property or an Unencumbered Development Property.

      Section 5.3. Rejection of Unencumbered Properties and Unencumbered Development Properties. If at any time the Agent properly determines that any Real Estate Asset listed as an Unencumbered Property or an Unencumbered Development Property by the Borrower does not satisfy all of the requirements of the definition of Unencumbered Property or of Unencumbered Development Property, as applicable (to the extent not waived by the Requisite Lenders pursuant to Section 5.2) it may reject an Unencumbered Property or an Unencumbered Development Property by notice to the Borrower and if the Agent so requests the Borrower shall revise the applicable Compliance Certificate to reflect the resulting change in the Value of All Unencumbered Properties and the Adjusted Net Operating Income of the Unencumbered Properties.

      Section 5.4. Change in Circumstances. If at any time during the term of this Agreement Borrower becomes aware that any of the representations contained in Section 6 are no longer accurate in any material respect with respect to any Unencumbered Property or any Unencumbered Development Property, it will promptly so notify the Agent and either request a waiver pursuant to Section 5.2 or confirm that such Real Estate Asset is no longer an Unencumbered Property or an Unencumbered Development Property. If any waiver so requested is not granted by the Requisite Lenders within ten (10) Business Days the Agent shall reject the applicable Unencumbered Property or Unencumbered Development Property pursuant to Section 5.3.

      Section 5.5. No Limitation on Recourse. The Obligations are full recourse obligations of the Borrower and, to the extent provided in the Guaranty, of the Company and the other Guarantors, and all of their respective Real Estate Assets and other properties shall be available for the indefeasible payment in full in cash and performance of the Obligations. Notwithstanding anything to the contrary contained herein, the trustees of Liberty Property Trust shall have no personal liability of any nature under this document. The Agent and the Lenders shall look solely to the assets of Liberty Property Trust to satisfy any liability or recourse against Liberty Property Trust hereunder.

      Section 5.6. Additional Guarantors. If Borrower desires that a Real Estate Asset owned by a Related Company which is not previously a Guarantor become an Unencumbered Property or an Unencumbered Development Property, then provided that the applicable Related Company is formed under the laws of one of the United States and is at least 85% owned by Borrower, such Related Company may become a Guarantor upon delivery to the Agent of the following, all in form and substance reasonably satisfactory to the Agent: (a) a Joinder Agreement in substantially the form of Exhibit L hereto, (b) good standing certificates, general partner certificates, secretary certificates, opinions of counsel and such other documents as may be reasonably requested by the Agent. The Agent shall provide copies of said documents to the Lenders.

      Section 6. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Agent and each of the Lenders as follows:

      Section 6.1. Authority; Etc.

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

            (a) Organization; Good Standing. The Company (i) is a Maryland real estate investment trust duly organized, validly existing and in good standing under the laws of the State of Maryland, (ii) has all requisite power to own its properties and conduct its business as now conducted and as presently contemplated, and (iii) to the extent required by law is in good standing as a foreign entity and is duly authorized to do business in the States in which the Unencumbered Properties and the Unencumbered Development Properties are located and in each other jurisdiction where such qualification is necessary except where a failure to be so qualified in such other jurisdiction would not have a Materially Adverse Effect. The Borrower is a Pennsylvania limited partnership, and each Guarantor is a limited partnership or a Pennsylvania corporation, and each such entity is duly organized, validly existing and in good standing under the laws of the State of its formation as shown on Schedule 3.1(a), has all requisite power to own its properties and conduct its business as presently contemplated and is duly authorized to do business in the States in which the Unencumbered Properties and the Unencumbered Development Properties owned by it are located and in each other jurisdiction where such qualification is necessary except where a failure to be so qualified in such other jurisdiction would not have a Material Adverse Effect.

            (b) Authorization. The execution, delivery and performance of this Agreement and the other Loan Documents to which the Borrower or any Guarantor is to become a party and the transactions contemplated hereby and thereby (i) are within the authority of the Borrower and each such Guarantor, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower, such Guarantor and the Company as general partner of Borrower, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower, any Guarantor or the Company is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower, any Guarantor or the Company and (iv) do not conflict with any provision of the Borrower's partnership agreement, the Company's declaration of trust, charter documents or bylaws, the partnership agreement, charter documents or bylaws of any of the Guarantors, or any agreement (except agreements as to which such a conflict would not result in a Material Adverse Effect) or other instrument binding upon, the Borrower or the Company or to which any of their properties are subject. The execution, delivery and performance of the Guaranty and the other Loan Documents to which the Company is to become a party and the transactions contemplated hereby and thereby (i) are within the authority of the Company, (ii) have been duly authorized by all necessary proceedings on the part of the Company, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Company is subject or any judgment, order, writ, injunction, license or permit applicable to the Company and (iv) do not conflict with any provision of the Company's charter documents or bylaws, partnership agreement, declaration of trust, or any agreement or instrument (except agreements or instruments as to which such a conflict would not result in a Material Adverse Effect) binding upon the Company or to which any of the Company's properties are subject.

            (c) Enforceability. The execution and delivery of this Agreement and the other Loan Documents to which the Borrower is or is to become a party will result in valid and legally binding obligations of the Borrower enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and general equitable principles. The execution and delivery of the Guaranty and the other Loan Documents to which the Company is or is to become a party will result in valid and legally binding obligations of the Company enforceable against the Company in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors rights and general equitable principles.

      Section 6.2. Governmental Approvals and Consents. The execution, delivery and performance by the Borrower, the Company and each other Guarantor of this Agreement and the other Loan Documents to which the Borrower, the Company or such other Guarantor is or is to become a party and the transactions contemplated hereby and thereby do not require the Borrower, the Company or any Guarantor to obtain the approval or consent of, or require the filing by the Borrower, the Company or any Guarantor with, any governmental agency or authority, or any third party, other than those already obtained or made.

      Section 6.3. Title to Properties.

            (a) Either the Borrower or a Guarantor holds good and clear record and marketable fee simple title to the Unencumbered Properties and the Unencumbered Development Properties, subject to no Liens except for the Permitted Liens.

            (b) Except as indicated on Schedule 6.3 hereto, the Borrower owns all of the properties reflected in the balance sheet of the Borrower as at the Balance Sheet Date or acquired since that date (except properties sold or otherwise disposed of in the ordinary course of business since that date), subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens.

      Section 6.4. Financial Statements. The following financial statements have been furnished to each of the Lenders.

            (a) A balance sheet of the Company as of December 31, 2004, and a statement of operations and statement of cash flows of the Company for the fiscal year then ended, a balance sheet of the Borrower as of the Balance Sheet Date, and a statement of operations and statement of cash flows of the Borrower for the fiscal year then ended, all accompanied by an auditor's report prepared without qualification by Ernst & Young LLP. Such balance sheets and statements of operations and of cash flows have been prepared in accordance with Generally Accepted Accounting Principles and fairly present the financial condition of the Borrower and the Company, respectively as at the close of business on the date thereof and the results of operations and cash flows for the fiscal year then ended. There are no contingent liabilities of the Borrower or the Company, respectively, as of such date involving material amounts, known to the officers of the Company not disclosed in said balance sheet and the related notes thereto which are required to be so disclosed therein in accordance with generally accepted accounting principles.

            (b) A balance sheet and a statement of operations and statement of cash flows of the Company and a balance sheet and a statement of operations and statement of cash flows of the Borrower for each of the fiscal quarters of the Company ended since December 31, 2004 for which the Company has filed form l0-Q with the SEC, which the Company's Responsible Officer certifies has been prepared in accordance with Generally Accepted Accounting Principles (except to the extent otherwise described in such Form 10-Q) consistent with those used in the preparation of the annual audited statements delivered pursuant to paragraph (a) above and fairly represents the financial condition of the Company and the Borrower, respectively, as at the close of business on the dates thereof and the results of operations and of cash flows for the fiscal quarters then ended (subject to year-end adjustments). There are no contingent liabilities of the Borrower or the Company as of such dates involving material amounts, known to the officers of the Company, not disclosed in such balance sheets and the related notes thereto which are required to be so disclosed therein in accordance with generally accepted accounting principles.

            (c) A statement prepared by the Borrower which sets forth the total Net Operating Income of the Unencumbered Properties for the fiscal quarter of the Borrower ended on the Balance Sheet Date.

      Section 6.5. No Material Changes, Etc. Since the Balance Sheet Date, there has occurred no material adverse change in the financial condition or assets or business of the Borrower as shown on or reflected in the balance sheet of the Borrower as of the Balance Sheet Date, or the statement of income for the fiscal year then ended, other than changes in the ordinary course of business that have not had any Material Adverse Effect either individually or in the aggregate.

      Section 6.6. Franchises, Patents, Copyrights, Etc. The Borrower possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others, except to the extent the Borrower's failure to possess the same does not have a Material Adverse Effect.

      Section 6.7. Litigation. Except as listed and described on Schedule 6.7 hereto, there are no actions, suits, proceedings or investigations of any kind pending or, to Borrower's knowledge, threatened against the Borrower, the Company, any other Guarantor or any of the Related Companies before any court, tribunal or administrative agency or board that, if adversely determined, might, either in any case or in the aggregate, have a Material Adverse Effect or materially impair the right of the Borrower, the Company, any other Guarantor or any of the Related Companies to carry on business substantially as now conducted by it, or which question the validity of this Agreement or any of the other Loan Documents, any action taken or to be taken pursuant hereto or thereto, or which would result in a Lien on any Unencumbered Property or any Unencumbered Development Property, or which will materially adversely affect the ability of the Borrower, any Guarantor or the Company to pay and perform the Obligations in the manner contemplated by this Agreement and the other Loan Documents.

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

      Section 6.8. No Materially Adverse Contracts, Etc. Neither the Borrower nor the Company is subject to any charter, trust or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a Material Adverse Effect. Neither the Borrower nor the Company is a party to any contract or agreement that has or is expected, in the judgment of the Company's officers, to have any Material Adverse Effect.

      Section 6.9. Compliance With Other Instruments, Laws, Etc. Neither the Borrower nor the Company is in violation of any provision of the Borrower's partnership agreement or of the Company's charter documents, by-laws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that is reasonably likely to result in the imposition of substantial penalties or have a Material Adverse Effect.

      Section 6.10. Tax Status. Each of the Borrower and the Company (a) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, and (b) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

      Section 6.11. Event of Default. No Default or Event of Default has occurred and is continuing.

      Section 6.12. Investment Company Act. Neither the Borrower nor the Company is an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

      Section 6.13. Absence of Financing Statements, Etc. There is no financing statement, security agreement, chattel mortgage, real estate mortgage, equipment lease, financing lease, option, encumbrance or other document existing, filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future lien or encumbrance on, or security interest in, any Unencumbered Property or any Unencumbered Development Property, except Permitted Liens.

      Section 6.14. Status of the Company. The Company (i) is a REIT, (ii) has not revoked its election to be a REIT, (iii) has not engaged in any "prohibited transactions" as defined in Section 856(b)(6)(iii) of the Code (or any successor provision thereto), and (iv) for its current "tax year" (as defined in the Code) is, and for all prior tax years subsequent to its election to be a real estate investment trust has been, entitled to a dividends paid deduction which meets the requirements of Section 857 of the Internal Revenue Code. The common stock of the Company is listed for trading on the New York Stock Exchange.

      Section 6.15. Certain Transactions. Except as set forth on Schedule 6.15 hereto, as of the date hereof, none of the officers or employees of the Borrower, any Guarantor or the Company are presently a party to any transaction with the Borrower, any Guarantor or the Company (other than for services as employees, officers and trustees) , including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or

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

personal property to or from, or otherwise requiring payments to or from any officer, trustee or such employee or, to the knowledge of the Borrower and the Company, any corporation, partnership, trust or other entity in which any officer, trustee or any such employee or natural Person related to such officer, trustee or employee or other Person in which such officer, trustee or employee has a direct or indirect beneficial interest has a substantial interest or is an officer or trustee.

      Section 6.16. Benefit Plans; Multiemployer Plans; Guaranteed Pension Plans. As of the date hereof as to any Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan, neither the Borrower nor any ERISA Affiliate maintains or contributes to any Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan, except as may be set forth on Schedule 6.16. Any Employee Benefit Plan or Guaranteed Pension Plan that the Borrower or any ERISA Affiliate maintains or contributes to as of the date of this Agreement or hereafter is or shall be, as applicable, maintained and operated in compliance with Section 7.17 hereof.

      Section 6.17. Regulations U and X. No portion of any Loan is to be used for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

      Section 6.18. Environmental Compliance. The Borrower has caused Phase I environmental assessments to be conducted with respect to the Real Estate Assets. Based on the information contained in the reports received by Borrower with respect to said environmental assessments, Borrower makes the following representations and warranties:

            (a) Except as may be set forth on Schedule 6.18, to the best of Borrower's knowledge none of the Borrower, the Company, any other Guarantor, any of the Related Companies or any operator of the Real Estate or any portion thereof, or any operations thereon is in violation, or alleged material violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters (hereinafter collectively referred to as the "ENVIRONMENTAL LAWS"), including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment, including, without limitation, the environmental statutes, regulations, orders and decrees of the States in which any of the Unencumbered Properties or any of the Unencumbered Development Properties may be located, which violation would have a Material Adverse Effect or would materially decrease the value of an Unencumbered Property or an Unencumbered Development Property. The foregoing, representations and warranties that relate to Unencumbered Properties or Unencumbered Development Properties shall be subject to the last sentence of Section 12.1(e).

            (b) Except as set forth on Schedule 6.18 attached hereto, none of Borrower, any Guarantor, the Company or the Related Companies has received written notice from any third party including, without limitation any federal, state or local governmental

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

      authority with respect to any of the Unencumbered Properties or any of the Unencumbered Development Properties or otherwise if the same would have a Material Adverse Effect, (i) that it has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986) ; (ii) that any hazardous waste, as defined by 42 U.S.C. Section 9601(5), any hazardous substances as defined by 42 U.S.C. Section 9601(14), any pollutant or contaminant as defined by 42 U.S.C. Section 9601(33) or any toxic substances, oiL or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Materials") which it has generated, transported or disposed of have been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that the Borrower, any Guarantor, the Company or any of the Related Companies conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Materials. The foregoing, representations and warranties that relate to Unencumbered Properties or Unencumbered Development Properties shall be subject to the last sentence of Section 12.1(e).

            (c) Except as set forth on Schedule 6.18 attached hereto and except to the extent the same would neither have a Material Adverse Effect nor materially decrease the value of an Unencumbered Property or an Unencumbered Development Property, (i) to the best of Borrower's knowledge no portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Materials except in material compliance with applicable Environmental Laws; and except as set forth on Schedule 6.18, no underground tank or other underground storage receptacle for Hazardous Materials is located on any portion of the Real Estate; (ii) in the course of any activities conducted by the Borrower, any Guarantor, the Company, any of the Related Companies or the operators of any Real Estate, or to the best of Borrower's knowledge, any ground or space tenants on any Real Estate, no Hazardous Materials have been generated or are being used on the Real Estate except in material compliance with applicable Environmental Laws; (iii) there has been no present, or to the best of Borrower's knowledge past, releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping (a "RELEASE") or threatened Release of Hazardous Materials on, upon, into or from any Real Estate; (iv) to the best of Borrower's knowledge, there have been no Releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on; and (v) to the best of Borrower's knowledge, any Hazardous Materials that have been generated on any of the Real Estate have been transported off-site only by carriers having an identification number issued by the EPA, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of the Borrower's knowledge, operating in material compliance with such permits and applicable Environmental Laws. Notwithstanding that any representation contained herein may be limited to the

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

      knowledge of the Borrower, any such limitation shall not affect the covenants specified in Section 7.10 or elsewhere in this Agreement. The foregoing, representations and warranties that relate to Unencumbered Properties or Unencumbered Development Properties shall be subject to the last sentence of Section 12.1(e).

            (d) None of the Real Estate is or shall be subject to any applicable environmental clean-up responsibility law or environmental restrictive transfer law or regulation, solely by virtue of the transactions set forth herein and contemplated hereby.

      Section 6.19. Subsidiaries and Affiliates. As of the date hereof, the Borrower has no Subsidiaries except for the Related Companies listed on Schedule
1.3 and does not have an ownership interest in any entity whose financial statements are not consolidated with the Borrower's except for the Unconsolidated Entities listed on Schedule 1.3. Except as set forth on Schedule 6.19, as of the date hereof: (a) the Company is not a partner in any partnership other than Borrower and is not a member of any limited liability company and (b) the Company owns no material assets other than its partnership interest in Borrower. Schedule 6.19 shall be updated annually at the time of delivery of the financial statements pursuant to Section 7.4(a) to reflect any changes, including any subsequent Guarantors and their Subsidiaries, if any.

      Section 6.20. Loan Documents. All of the representations and warranties of the Borrower, any Guarantor or the Company made in the other Loan Documents or any document or instrument delivered or to be delivered to the Agent or the Lenders pursuant to or in connection with any of such Loan Documents are true and correct in all material respects.

      Section 6.21. Buildings on the Unencumbered Properties. Except as set forth on Schedule 6.21, to the best of Borrower's knowledge there are no material defects in the roof, foundation, structural elements and masonry walls of the Buildings on the Unencumbered Properties or Unencumbered Development Properties or their heating, ventilating and air conditioning, electrical, sprinkler, plumbing or other mechanical systems which would materially decrease the value of such Unencumbered Property or Unencumbered Development Property. The foregoing, representations and warranties that relate to Unencumbered Properties or Unencumbered Development Properties shall be subject to the last sentence of Section 12.1(e).

      Section 6.22. Insurance. The insurance policies and programs in effect as of the Effective Date and thereafter with respect to the Real Estate Assets, assets and business of the Company, the Borrower and the Related Companies are in compliance with Section 7.7. Schedule 6.22 accurately sets forth as of the date hereof all insurance policies currently maintained by the Company, the Borrower and the Related Companies.

      Section 6.23. Disclosure. No report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of the Borrower or the Company to the Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case, as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

      Section 6.24. Solvency. After giving effect to the Loans to be made or Letters of Credit to be issued, and the disbursement of the proceeds of such Loans pursuant to the Borrower's instructions, each of the Borrower and the Company is Solvent.

      Section 7. AFFIRMATIVE COVENANTS OF THE BORROWER. Borrower covenants and agrees as follows, so long as any Loan or Note or Letter of Credit (or interest or fees thereon) is outstanding or the Lenders have any obligations to make Loans or issue or renew any Letters of Credit:

      Section 7.1. Punctual Payment. The Borrower unconditionally agree to duly and punctually pay the principal and interest on the Loans and all other amounts provided for in the Notes, this Agreement, and the other Loan Documents all in accordance with the terms of the Notes, this Agreement and the other Loan Documents.

      Section 7.2. Maintenance of Office. The Borrower will maintain its chief executive office in Malvern, Pennsylvania or at such other place in the United States Of America as the Borrower shall designate upon written notice to the Agent to be delivered within fifteen (15) days of such change, where notices, presentations and demands to or upon the Borrower in respect of the Loan Documents may be given or made.

      Section 7.3. Records and Accounts. The Borrower will keep true and accurate records and books of account in which full, true and correct entries will be made in accordance with Generally Accepted Accounting Principles.

      Section 7.4. Financial Statements, Certificates and Information. The Borrower will deliver to each of the Lenders:

            (a) as soon as practicable, but in any event not later than ninety
      (90) days after the end of each fiscal year of the Borrower, the audited balance sheets of the Borrower and of the Company at the end of such year, and the related audited statements of operations and statements of cash flows and Funds From Operations and taxable income for such year, each setting forth in comparative form the figures for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with Generally Accepted Accounting Principles on a consolidated basis including the Borrower and the Related Companies, and accompanied by an auditor's report prepared without qualification by Ernst & Young LLP or by another independent certified public accountant reasonably acceptable to the Agent; provided, however, that for so long as the Borrower and the Company are filing Form 10-K with the SEC, the delivery of a copy thereof pursuant to paragraph (e) of this Section 7.4 shall be deemed to satisfy this paragraph (a);

            (b) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of the first three (3) fiscal quarters of the Borrower, copies of the unaudited balance sheets of the Borrower and of the Company as at the end of such quarter, and the related unaudited statements of operations and statements of Funds From Operations and estimated taxable income for the portion of the Borrower's fiscal year then elapsed, all in reasonable detail and prepared in accordance with Generally Accepted Accounting Principles on a consolidated basis including the Borrower and the Related Companies, together with a certification by the principal financial or accounting officer of the Company that the information contained in such financial statements fairly presents the financial position of the Borrower and of the Company on the date thereof (subject to year-end adjustments); provided, however, that for so long as the Borrower and the Company are filing Form 10-Q with the SEC, the delivery of a copy thereof pursuant to paragraph (e) of this Section 7.4 shall be deemed to satisfy this paragraph (b);

            (c) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of the first three (3) fiscal quarters and not later than ninety (90) days after the end of the last fiscal quarter of each fiscal year of the Borrower, (i) copies of a statement of the aggregate Net Operating Income for such fiscal quarter for the Unencumbered Properties and a listing of such properties, prepared on a basis consistent with the statements furnished pursuant to Section
      6.4 (c) , and certified by the Company pursuant to a certificate signed on the Company's behalf by a Responsible Officer of the Company and, (ii) at the time of the annual financial statements referred to in subsection (a) above, and, if requested by the Agent, at the time of quarterly financial statements referred to in subsection (b) above, a statement setting forth the Net Operating Income for such fiscal quarter for each Unencumbered Property listed by address;

            (d) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement in the form of Exhibit C hereto signed on the Company's behalf by a Responsible Officer of the Company and setting forth in reasonable detail computations evidencing compliance with the covenants contained herein and (if applicable) reconciliations to reflect changes in Generally Accepted Accounting Principles since the Balance Sheet Date, and including an updated Schedule 6.19, if required under Section 6.19;

            (e) as soon as practicable, but in any event not later than ninety
      (90) days after the end of each fiscal year of the Company, copies of the Form l0-K statement filed with the Securities and Exchange Commission ("SEC") for such fiscal year, and as soon as practicable, but in any event not later than forty-five (45) days after the end of each fiscal quarter, copies of the Form l0-Q statement filed with the SEC for such fiscal quarter, provided that in either case if the SEC has granted an extension for the filing of such statements, Borrower shall deliver such statements to the Agent simultaneously with the filing thereof with the SEC;

            (f) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Agent pursuant hereto;

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

            (g) promptly, and in any event within five Business Days after receipt thereof by any Related Company or any Subsidiary thereof, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Related Company or any Subsidiary thereof; and

            (h) from time to time such other financial data and information as the Agent may reasonably request including, without limitation, financial statements of any Unconsolidated Entities.

      Section 7.5. Notices.

            (a) Defaults. The Borrower will promptly notify the Agent in writing of the occurrence of any Default or Event of Default of which a Responsible Officer is aware. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting a Default or an Event of Default under this Agreement) under any note, evidence of Indebtedness, indenture or other obligation to which or with respect to which the Borrower, any Guarantor, the Company or any of the Related Companies is a party or obligor, whether as principal or surety, and if the principal amount thereof exceeds $5,000,000, and such default would permit the holder of such note or obligation or other evidence of Indebtedness to accelerate the maturity thereof, the Borrower shall forthwith give written notice thereof to the Agent and each of the Lenders, describing the notice or action and the nature of the claimed default.

            (b) Environmental Events. The Borrower will promptly notify the Agent in writing of any of the following events: (i) upon Borrower's obtaining knowledge of any violation of any Environmental Law regarding an Unencumbered Property or an Unencumbered Development Property or any Real Estate or Borrower's operations which violation is reasonably likely to have a Material Adverse Effect; (ii) upon Borrower's obtaining knowledge of any potential or known Release, or threat of Release, of any Hazardous Substance at, from, or into an Unencumbered Property or an Unencumbered Development Property or any Real Estate which it reports in writing or is reportable by it in writing to any governmental authority and which is material in amount or nature or which could materially affect the value of such Unencumbered Property or Unencumbered Development Property or which could have a Material Adverse Effect; (iii) upon Borrower's receipt of any notice of violation of any Environmental Laws or of any Release or threatened Release of Hazardous Substances, including a notice or claim of liability or potential responsibility from any third party (including without limitation any federal, state or local governmental officials) and including notice of any formal inquiry, proceeding, demand, investigation or other action with regard to (A) Borrower's or any Person's operation of an Unencumbered Property or an Unencumbered Development Property or any Real Estate if the same would have a Material Adverse Effect, (B) contamination on, from or into an Unencumbered Property or an Unencumbered Development Property or any Real Estate if the same would have a Material Adverse Effect, or (C) investigation or remediation of off-site locations at which

      Borrower or any of its predecessors are alleged to have directly or indirectly disposed of Hazardous Substances; or (iv) upon Borrower's obtaining knowledge that any expense or loss has been incurred by such governmental authority in connection with the assessment, containment, removal or remediation of any Hazardous Substances with respect to which Borrower, any Guarantor, the Company or any of the Related Companies may be liable or for which a lien may be imposed on an Unencumbered Property or an Unencumbered Development Property.

            (c) Notification of Liens Against Unencumbered Properties and Unencumbered Development Properties or Other Material Claims. The Borrower will, promptly after becoming aware thereof, notify the Agent in writing of any Liens (except Permitted Liens) placed upon or attaching to any Unencumbered Properties or any Unencumbered Development Properties or of any other setoff, claims (including environmental claims), withholdings or other defenses which could have a Material Adverse Effect.

            (d) Notice of Litigation and Judgments. The Borrower will give notice to the Agent in writing within fifteen (15) days of becoming aware of any litigation, proceedings or material governmental investigations threatened in writing or any pending litigation, proceedings and material governmental investigations affecting any of the Unencumbered Properties or any of the Unencumbered Development Properties or affecting Borrower, any Guarantor, the Company or any of the Related Companies or to which the Borrower, any Guarantor, the Company or any of the Related Companies is or is to become a party involving an uninsured claim (or as to which the insurer reserves rights) against the Borrower, any Guarantor, the Company or any of the Related Companies that at the time of giving of notice could reasonably be expected to have a Materially Adverse Effect, and stating the nature and status of such litigation, proceedings or governmental investigation. The Borrower will give notice to the Agent, in writing, in form and detail reasonably satisfactory to the Agent, within ten (10) days of any judgment not covered by insurance, final or otherwise, against the Borrower in an amount in excess of $1,000,000.

            (e) Notice of Rating Changes. The Borrower will promptly notify the Agent in writing of the occurrence of any change in the Moody's Rating, in the S&P Rating or in the Fitch Rating.

            (f) Notice of ERISA Reportable Events. The Borrower will promptly notify the Agent in writing of the occurrence of any ERISA Reportable Event.

            (g) Notice of Changes in Accounting or Financial Reporting Practices. The Borrower will promptly notify the Agent in writing of the occurrence of any material change in accounting policies or financial reporting practices by the Borrower or any Related Company.

      Documents required to be delivered pursuant to Section Section 7.4(a),
(b), (e) or (f) (to the extent any such documents are included in materials otherwise fileD with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on

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

which the Borrower posts such documents, or provides a link thereto on the Borrower's website on the Internet at the website address listed in Section 19; or (ii) on which such documents are posted on the Borrower's behalf on an Internet or intranet website, if any, to which each Lender and the Agent have access (whether a commercial, third-party website or whether sponsored by the Agent); provided that: (i) the Borrower shall deliver paper copies of such documents to the Agent or any Lender that requests the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Agent or such Lender and (ii) the Borrower shall notify the Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the compliance certificates required by Section 11.1 to the Agent. Except for such compliance certificates, the Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

      The Borrower hereby acknowledges that (a) the Agent and/or the Arranger will make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, "BORROWER MATERIALS") by posting the Borrower Materials on IntraLinks or another similar electronic system (the "PLATFORM") and (b) certain of the Lenders may be "public-side" Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a "PUBLIC LENDER"). The Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked "PUBLIC" which, at a minimum, shall mean that the word "PUBLIC" shall appear prominently on the first page thereof; (x) by marking Borrower Materials "PUBLIC," the Borrower shall be deemed to have authorized the Agent, the Arranger, and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Borrower or its securities for purposes of United States Federal and state securities laws; (y) all Borrower Materials marked "PUBLIC" are permitted to be made available through a portion of the Platform designated "Public Investor;" and (z) the Agent and the Arranger shall be entitled to treat any Borrower Materials that are not marked "PUBLIC" as being suitable only for posting on a portion of the Platform not designated "Public Investor."

      Section 7.6. Existence; Maintenance of REIT Status; Maintenance of Properties. The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a Maryland trust and its status as a self administered REIT and the existence of Borrower as a Pennsylvania limited partnership. The common shares of beneficial interest of the Company will at all times be listed for trading on either the New York Stock Exchange or one of the other major stock exchanges. The Borrower will do or cause to be done all things necessary to preserve and keep in full force all of its rights and franchises which in the judgment of the Borrower may be necessary to properly and advantageously conduct the businesses being conducted by it, the Company or any of the Related Companies. The Borrower (a) will cause all of the properties used or useful in the conduct of the business of Borrower, the Company or any of the Related Companies to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment,
(b) will cause to be made all
necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (c) will continue to engage primarily in the businesses now conducted by it and in related businesses.

      Section 7.7. Insurance. With respect to the Real Estate Assets and other properties and businesses of Borrower, the Guarantors and the Related Companies, the Borrower will maintain or cause to be maintained insurance with financially sound and reputable insurers against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent. With respect to the Unencumbered Properties, such insurance will include all risk casualty insurance for the replacement cost of all Buildings including loss of rents for 12 months and, to the extent available, flood insurance. With respect to the Unencumbered Development Properties, such insurance will include all risk builders risk insurance.

      Section 7.8. Taxes. The Borrower will pay real estate taxes, other taxes, assessments and other governmental charges against the Real Estate Assets before the same become delinquent, and will duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and its other properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its properties; provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower shall have set aside on its books adequate reserves with respect thereto; and provided further that the Borrower will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor.

      Section 7.9. Inspection of Properties and Books. The Borrower shall permit the Lenders, through the Agent or any of the Lenders' other designated representatives, to visit and inspect any of the Unencumbered Properties and any of the Unencumbered Development Properties, to examine the books of account of the Borrower, the Company and the Related Companies (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of the Borrower with, and to be advised as to the same by, its officers, all at such reasonable times and intervals as the Agent or any Lender may reasonably request upon reasonable prior notice.

      Section 7.10. Compliance with Laws, Contracts, Licenses, and Permits. The Borrower will comply, and will cause each Guarantor and all Related Companies to comply, with (a) all applicable laws and regulations now or hereafter in effect wherever its business is conducted, including all Environmental Laws, (b) the provisions of all applicable partnership agreements, charter documents and by-laws, (c) all agreements and instruments to which it is a party or by which it or any of its Real Estate Assets may be bound including the Leases, and (d) all applicable decrees, orders, and judgments except (with respect to (a) through (d) above) to the extent such non-compliance would not have a Material Adverse Effect. If at any time any permit or authorization from any governmental Person shall become necessary or required in order that the Borrower, any Guarantor or the Company may fulfill or be in compliance with any of its obligations hereunder or under any of the Loan Documents, the Borrower will promptly take or cause to be taken all reasonable steps within the power of the Borrower to obtain such authorization, consent, approval, permit or license and furnish the Agent and the Lenders with evidence thereof.

      Section 7.11. Use of Proceeds. Subject to the provisions of Section 2.5 hereof, the proceeds of the Loans shall be used by the Borrower for permitted capitaL expenditures, and for working capital and other general corporate purposes consistent with the covenants contained herein.

      Section 7.12. INTENTIONALLY OMITTED.

      Section 7.13. Notices of Significant Transactions. The Borrower will notify the Agent in writing prior to the closing of any of the following transactions pursuant to a single transaction or a series of related transactions:

            (a) The sale or transfer of one or more Real Estate Assets for an aggregate sales price or other consideration of $75,000,000 or more.

            (b) The creation of a Lien on, or the sale or transfer of, any Unencumbered Property or Unencumbered Development Property or the sale of any Subsidiary which owns an Unencumbered Property or Unencumbered Development Property, if such Property's contribution to the Value of All Unencumbered Properties (based on the most recently ended fiscal quarter for which financial statements have been provided pursuant to Section 7.4) is $50,000,000 or more.

            (c) The creation of Indebtedness of the Borrower or a Related Company exceeding $100,000,000.

            (d) The sale or transfer of the ownership interest of Borrower or any of the Related Companies in any of the Related Companies or the Unconsolidated Entities if the aggregate consideration to be received by the Borrower or the Related Companies in connection with such transaction exceeds $100,000,000.

Each notice given pursuant to this Section 7.13 shall be accompanied by a Compliance Certificate including an updated list of Unencumbered Properties and Unencumbered Development Properties and demonstrating in reasonable detail compliance, after giving effect to the proposed transaction, with the covenants contained in Section 9.1 through Section 9.8.

      Section 7.14. Further Assurances. The Borrower will cooperate with the Agent and the Lenders and execute such further instruments and documents and perform such further acts as the Agent and the Lenders shall reasonably request to carry out to their satisfaction the transactions contemplated by this Agreement and the other Loan Documents.

      Section 7.15. Environmental Indemnification. The Borrower covenants and agrees that it will indemnify and hold the Agent and each Lender harmless from and against any and all claims, expense, damage, loss or liability incurred by the Agent or any Lender (including all reasonable costs of legal representation incurred by the Agent or any Lender, but excluding, as applicable, for the Agent or a Lender any claim, expense, damage, loss or liability as a result of the gross negligence or willful misconduct of the Agent or such Lender) relating to (a) any Release or threatened Release of Hazardous Substances on any Unencumbered Property or any Unencumbered Development Property or any Real Estate; (b) any violation of any Environmental Laws with respect to conditions at any Unencumbered Property or any Unencumbered Development Property or any Real Estate or the operations conducted thereon; or
(c) the investigation or remediation of off-site locations at which the Borrower or its predecessors are alleged to have directly or indirectly disposed of Hazardous Substances. It is expressly acknowledged by the Borrower that this covenant of indemnification shall survive the payment of the Loans and shall inure to the benefit of the Agent and the Lenders, and their successors and assigns.

      Section 7.16. Response Actions. The Borrower (and, to the extent relating to Real Property owned by it, each Guarantor) covenants and agrees that if any Release or, disposal of Hazardous Substances shall occur or shall have occurred on any Unencumbered Property or any Unencumbered Development Property or any other Real Estate if the same would have a Material Adverse Effect, the Borrower (or the Guarantor that owns the applicable Real Estate) will cause the prompt containment and removal of such Hazardous Substances and remediation of such Unencumbered Property, Unencumbered Development Property or Real Estate as necessary to comply with all Environmental Laws or to preserve the value of such Unencumbered Property, Unencumbered Development Property or Real Estate to the extent necessary to avoid a Material Adverse Effect.

      Section 7.17. Employee Benefit Plans.

            (a) Representation. The Borrower and its ERISA Affiliates do not currently maintain or contribute to any Employee Benefit Plan, Guaranteed Pension Plan or Multiemployer Plan, except as set forth on Schedule 6.16.

            (b) Notice. The Borrower will obtain the consent of the Agent prior to the establishment by the Borrower or any ERISA Affiliate of any Guaranteed Pension Plan, or any other Employee Benefit Plan if the establishment of such Plan could reasonably be expected to create material liability for the Borrower.

            (c) In General. Each Employee Benefit Plan maintained by the Borrower or any ERISA Affiliate will be operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions.

            (d) Terminability of Welfare Plans. With respect to each Employee Benefit Plan maintained by the Borrower or an ERISA Affiliate which is an employee welfare benefit plan within the meaning of Section 3(1) or
      Section 3(2)(B) of ERISA, the Borrower, or the ERISA Affiliate, as the case may be, has the right tO terminate each such plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) without liability other than liability to pay claims incurred prior to the date of termination.

            (e) Multiemployer Plans. Without the consent of the Agent, the Borrower will not enter into, maintain or contribute to, any multiemployer Plan.

            (f) Unfunded or Underfunded Liabilities. The Borrower will not, at any time, have accruing unfunded or underfunded liabilities with respect to any Employee Benefit Plan (other than an Employee Benefit Plan which is a "top-hat plan" that is eligible for the alternate method of compliance with ERISA reporting and disclosure requirements provided in Department of Labor regulation section 2520.104-23 and which could not reasonably be expected to create material liability for the Borrower), Guaranteed Pension Plan or Multiemployer Plan, or permit any condition to exist under any Multiemployer Plan that would create a withdrawal liability.

      Section 8. CERTAIN NEGATIVE COVENANTS OF THE BORROWER. The Borrower (and, to the extent provided herein, each Guarantor) covenants and agrees as follows, so long as any Loan or Note or Letter of Credit (or interests or fees thereon) is outstanding or the Lenders have any obligation to make any Loans or issue or renew any Letters of Credit:

      Section 8.1. Restrictions on Recourse IndebtedneSection Except with the prior written consent of the Requisite Lenders, the Borrower will not, and the Borrower will not permit any Guarantor or any of the Related Companies to create, incur, assume, guarantee or become or remain liable, contingently or otherwise, with respect to any Recourse Indebtedness described in any one or more of the following paragraphs:

            (a) Indebtedness that creates a violation of Section 9.4, Section 9.5, Section 9.6 or Section 9.7;

            (b) Indebtedness that constitutes an Investment pursuant to the definition of Investment, and that creates a violation of Section 8.2;

            (c) Indebtedness that is prohibited by the terms of the Unsecured Term Notes, for so long as the Unsecured Terms Notes remain outstanding; or

            (d) Indebtedness of the Borrower or a Related Company to the Borrower or a Related Company (other than Indebtedness to a Guarantor) that is not fully subordinated to the Obligations. For the purposes hereof "fully subordinated" means (i) that no principal or interest on such Indebtedness shall be paid if any Obligation that is due and payable hereunder has not been paid and (ii) full subordination in the event of a bankruptcy proceeding.

      Section 8.2. Restrictions on Investments. The Borrower will not, and will not permit any Guarantor or any of the Related Companies to make or permit to exist or to remain outstanding any Investment except Investments in:

            (a) marketable direct or guaranteed obligations of the United States of America, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association or any agency or instrumentality of the United States of America provided such obligations are backed by the full faith and credit of the United States of America, that mature within one (1) year from the date of purchase by the Borrower;

            (b) demand deposits, certificates of deposit, money market accounts, bankers acceptances, LIBOR time deposits and time deposits of United States banks having total assets in excess of $1,000,000,000 or repurchase obligations with a term of not more than 7 days with such banks for underlying securities of the type described in clause (a) of this Section 8.2;

            (c) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than " P I " if rated by Moody's Investors Services, Inc., and not less than "A I " if rated by Standard and Poor's and participations in short term commercial loans made to such corporations by a commercial bank which provides cash management services to the Borrower;

            (d) Investments existing or contemplated on the date hereof and listed on Schedule 8.2(d) hereto;

            (e) Investments made in the ordinary course of the Borrower's business in Interest Rate Contracts;

            (f) Investments in Permitted Acquisitions;

            (g) Investments in the following categories so long as the aggregate amount, without duplication, of all Investments described in this paragraph (g) does not exceed, at any time, thirty percent (30%) of Total Asset Value and the aggregate amount of each of the following categories of Investments does not exceed the specified percentage of Total Asset Value set forth in the following table:

Category of Investment          Maximum Percentage of Total Asset Value
------------------------------  ---------------------------------------
Permitted Developments                            30%
Unconsolidated Entities                           20%
Undeveloped Land                                  10%
Mortgages and Notes Receivable                    10%

            (h) Investments by the Borrower in one or more Guarantors or by a Guarantor in the Borrower or one or more other Guarantors.

      Section 8.3. Merger, Consolidation and Other Fundamental Changes. The Borrower will not, and will not permit the Company or any of the Related Companies to (i) become a party to any merger or consolidation, or (ii) agree to or effect any property acquisition or stock acquisition (other than Permitted Acquisitions in compliance with the other terms of this Agreement) , or (iii) enter into any joint venture or invest in any Unconsolidated Entity unless prior to such transaction the Borrower has provided the Agent with a notice describing such transaction and, if the reasonably expected financial impact on the Borrower as reflected on its balance sheet arising from all transactions described in this Section 8.3 shall exceed 20% of Total Asset Value, the Borrower shall have obtained the prior consent of the Requisite Lenders provided, however, that this Section 8.3 shall not be applicable to (A) any merger, consolidation or transfer among the Borrower's wholly-owned subsidiaries other than Guarantors, (B) any merger or consolidation of any one or more Guarantors into the Borrower or another Guarantor or any transfer from a Guarantor to the Borrower or another Guarantor, or (C) any merger or consolidation with respect to which all of the following are satisfied: (1) the surviving entity is Borrower, the Company or any other Guarantor and there is no substantial change in senior management of the Company, (2) the other entity or entities involved in such merger or consolidation are engaged in the same line of business as Borrower, and (3) following such transaction, the Borrower and the Company will not be in breach of any of the covenants, representations or warranties of this Agreement. Except as set forth on Schedule 6.19, the Company will not own or acquire any material assets other than its partnership interest in the Borrower. If the Company is the surviving entity in a merger, the assets acquired pursuant thereto will be immediately transferred to the Borrower.

      Section 8.4. Sale and Leaseback. The Borrower will not enter into any arrangement, directly or indirectly, whereby the Borrower shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that the Borrower intends to use for substantially the same purpose as the property being sold or transferred. The Borrower will not permit the Company or any of the Related Companies to enter into any such arrangement.

      Section 8.5. Compliance with Environmental Laws. The Borrower will not do, and will not permit the Company or any of the Related Companies to do, any of the following: (a) use any of the Real Estate or any portion thereof as a facility for the handling, processing, storage or disposal of Hazardous Materials except for immaterial amounts of Hazardous Materials used in the routine maintenance and operation of the Real Estate and in compliance with applicable law, (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Materials which is reasonably likely to result in material liability under Environmental Laws, (c) generate any Hazardous Materials on any of the Real Estate except in material compliance with Environmental Laws, or (d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a Release which is reasonably likely to result in material liability under Environmental Laws.

      Section 8.6. Distributions. Borrower shall not permit the total Distributions by it and the Company during any fiscal year to exceed 90% of Funds from Operations for such year and shall not permit there to be more than two consecutive fiscal quarters during which the total Distributions by Borrower and the Company during each fiscal quarter exceed 100% of Funds from Operations for such fiscal quarter except that such limitations on Distributions may be exceeded to the extent necessary for the Company to maintain its REIT status provided that the Company provides the Agent with a letter from its accountants or attorneys setting forth the basis for computation of the amount of such necessary excess Distributions. During any period when any Default or Event of Default has occurred and is continuing the total Distributions by the Borrower and the Company will not exceed the minimum amount necessary for the Company to maintain its REIT status. The Guarantors (other than the Company) will not make any Distributions except Distributions to the Borrower.

      Section 8.7. Equity Repurchase Payments. The Borrower and the Company shall not make any Equity Repurchase Payments during any period when any Default or Event of Default has occurred and is continuing or would occur after giving effect thereto.

      Section 8.8. Preferred Distributions. During any period when any Event of Default has occurred and is continuing the Borrower and the Company shall not make any Preferred Distributions.

      Section 8.9. Liens. The Borrower and the Company will not, and will not permit any Related Company to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, except:

            (a) Permitted Liens;

            (b) Liens securing Secured Indebtedness, the incurrence of which is not prohibited by Article IX; and

            (c) other Liens on a Property which is not an Unencumbered Property, so long as such Liens would not have a Material Adverse Effect or constitute or result in a Default or an Event of Default under this Agreement.

Notwithstanding the foregoing provisions of this Section 8.9, the failure of any Unencumbered Property to comply with the covenants set forth in this
Section 8.9 shalL result in such Unencumbered Property's no longer qualifying as Unencumbered Property under this Agreement, but such disqualification shall not by itself constitute a Default or Event of Default, unless such non-qualification otherwise constitutes or results in a Default or Event of Default.

      Section 8.10. Negative Pledge. From and after the date hereof, none of the Borrower, the Company, nor any other Guarantor shall enter into or permit to exist, and none of the Borrower, the Company, nor any other Guarantor will permit any Related Company to enter into or permit to exist, any agreement or arrangement (i) containing any provision prohibiting or restricting the creation or assumption of any Lien upon its properties (other than mechanics liens or judgment liens more than 30 days past due and other than with respect to prohibitions on liens set forth in a mortgage or any related loan agreement or joint venture agreement on a particular property which is not an Unencumbered Property), revenues or assets, whether now owned or hereafter acquired, or (ii) prohibiting or restricting the ability of a such party to amend or modify this Agreement or any other Loan Document, or (iii) prohibiting or restricting the ability of any Related Company to make or pay dividends or distributions to the Company, the Borrower or any other Guarantor.

      Section 8.11. Transactions with Affiliates. The Borrower, the Company and the other Guarantors will not, and will not permit any Related Company to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to such party or such Related Company than could be obtained on an arm's-length basis from unrelated third parties, (b) transactions between or among the Related Companies, (c) payment of compensation, perquisites and fringe benefits arising out of any employment or consulting relationship, and (d) any such Transactions between or among the Borrower and/or any Guarantor.

      Section 8.12. Change in Nature of BusineSection The Borrower, the Company and the other Guarantors will not engage in any material line of business substantially different from the line of business conducted by the Related Companies on the date hereof or any Related Business.

      Section 8.13. Dispositions. The Borrower, the Company and the other Guarantors will not, and will not permit and Related Company to, sell transfer and otherwise dispose of any asset unless the Borrower complies with Section
7.13 to the extent applicable, and after giving effect thereto no Default or Event of Default exists.

      Section 9. FINANCIAL COVENANTS OF THE BORROWER. The Borrower covenants and agrees as follows, so long as any Loan or Note is outstanding or any Lender has any obligation to make any Loan or any Letter of Credit is outstanding:

      Section 9.1. Unsecured Debt to Value of All Unencumbered Properties. The Borrower will not at any time permit the ratio of Unsecured Indebtedness to the Value of All Unencumbered Properties to exceed 60%; provided that such ratio may exceed 60% on up to two (2) occasions during the term of this Agreement in order to permit the Borrower to consummate a permitted acquisition of a portfolio of properties so long as (a) such ratio does not exceed 65%, (b) such ratio ceases to exceed 60% within 180 days following each date such ratio first exceeded 60% and (c) the Borrower provides a certificate to the Agent when such ratio first exceeds 60% and when such ratio ceases to exceed 60%.

      Section 9.2. Total Debt to Total Asset Value. The Borrower will not at any time permit the ratio of Total Debt to Total Asset Value to exceed 60%; provided that such ratio may exceed 60% on up to two (2) occasions during the term of this Agreement in order to permit the Borrower to consummate a permitted acquisition of a portfolio of properties so long as (a) such ratio does not exceed 65%, (b) such ratio ceases to exceed 60% within 180 days following each date such ratio first exceeded 60% and (c) the Borrower provides a certificate to the Agent when such ratio first exceeds 60% and when such ratio ceases to exceed 60%.

      Section 9.3. Maximum Secured Debt. The Borrower will not at anytime permit the ratio of Secured Indebtedness to Total Asset Value to exceed forty percent (40%).

      Section 9.4. Minimum Tangible Net Worth. The Borrower will not as of any Borrowing Date or as of the end of any fiscal quarter of the Borrower (each such date is referred to herein as a "SPECIFIED DATE") permit the Tangible Net Worth of the Borrower to be less than $1,650,000,000 plus 75% of Net Offering Proceeds.

      Section 9.5. Unencumbered Interest Coverage Ratio. The Borrower will not as of any Specified Date permit the ratio of its Adjusted Net Operating Income from all Unencumbered Properties to Interest Expense on Unsecured Indebtedness to be less than 2.00 to 1.0 for any fiscal quarter.

      Section 9.6. Adjusted EBITDA to Fixed Charges. The Borrower will not as of any Specified Date permit the ratio of its Adjusted EBITDA to Fixed Charges to be less than 1.50 to 1.0 for any fiscal quarter.

      Section 9.7. Pro Forma Calculations. The Borrower shall comply with the financial ratios set forth in Section 9.1 through Section 9.6 as of each Borrowing Date. The BorroWer shall recalculate such financial ratios referred to in Section 9.1 through Section 9.3 by adding the amount equal to the Indebtedness associated with the Loans to be madE on such Borrowing Date to the Indebtedness reflected on the most recently available financial statements, and adding thereto any Indebtedness incurred since the date of such financial statement (less any Indebtedness repaid, retired, or forgiven during such period) and adding thereto the value of such assets (determined at cost) acquired with such Indebtedness to Total Asset Value and Value of All Unencumbered Properties, if applicable (less the value of any assets sold during such period). The Borrower shall deliver its certificate, signed on its behalf by a Responsible Officer of the Borrower, certifying that the pro forma calculations as of such Borrowing Date demonstrate the Borrower's compliance with the covenants and financial ratios set forth in Section 9.1 through
Section 9.6.

      Section 9.8. Covenant Calculations.

            (a) For purposes of the calculations to be made pursuant to Section 8.2(g) and Section 9.1 to Section 9.6 (and the definitions used therein), the relevant financIal statements and terms will (1) be adjusted to include minority interests relating to the Borrower's operating partnership units and (2) exclude the minority interests effect relating to consolidation of investments in non-wholly owned subsidiaries under Interpretation No. 46 of the Financial Accounting Standards Board.

            (b) For purposes of calculating the financial covenants in Section 8.2(g), Section 8.6 and Section 9.1 through Section 9.6 (including the definitions used therein), (a) AdjUsted EBITDA, Adjusted Net Operating Income, EBITDA, Fixed Charges, Interest Expenses, Net Operating Income, Total Asset Value, Unencumbered Development Property Value, Unencumbered Net Income, Unencumbered Property Value and Value of All Unencumbered Properties shall be calculated, and without duplication, to include the pro-rata share (as determined by their respective percentage interests in the profits and losses of such Unconsolidated Entity) of results or value attributable to the Borrower and its Subsidiaries from Unconsolidated Entities and (b) Total Debt shall be calculated as follows: (i) if the Indebtedness of a Unconsolidated Entity is recourse to the Borrower or one of its Subsidiaries, then Total Debt shall include the amount of such Indebtedness that is recourse to such Person, without duplication, and
      (ii) if the Indebtedness of such Unconsolidated Entity is not recourse to the Borrower or one of its Subsidiaries, then Total Debt shall include such Person's pro-rata share of such Indebtedness as determined by its percentage interest in the profits and losses of such Unconsolidated Entity.

      Section 10. CONDITIONS TO EFFECTIVENESection This Agreement shall become effective when each of the following conditions precedent have been satisfied:

      Section 10.1. Loan Documents. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders. Each Lender shall have received a fully executed copy of each such document prior to or on the Effective Date.

      Section 10.2. Certified Copies of Organization Documents; Good Standing Certificates. The Agent shall have received (i) a Certificate of the Company to which there shall be attached complete copies of the Borrower's Limited Partnership Agreement and its Certificate of Limited Partnership, certified as of a recent date by the Secretary of State of Pennsylvania, (ii) Certificates of Good Standing for the Borrower from the State of Pennsylvania and each State in which an Unencumbered Property or an Unencumbered Development Property is located, (iii) a copy of the Company's Declaration of Trust certified by the Maryland Secretary of State, (iv) Certificates of Good Standing for the Company from the State of Maryland and the Commonwealth of Pennsylvania, and (v) certificates of good standing and certificates from the Borrower with respect to the provisions of applicable organizational documents of the Guarantors.

      Section 10.3. By-laws; Resolutions. All action on the part of the Borrower and each Guarantor necessary for the valid execution, delivery and performance by the Borrower and each Guarantor of this Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Agent shall have been provided to the Agent. The Agent shall have received from the Company true copies of its by-laws and the resolutions adopted by its Board of Directors authorizing the transactions described herein, each certified by its secretary to be true and complete and in effect on the Effective Date.

      Section 10.4. Incumbency Certificate; Authorized Signers. The Agent shall have received from the Company an incumbency certificate, dated as of the Effective Date, signed by a duly authorized officer of the Company and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of the Company (in its own capacity and as general partner on behalf of Borrower and on behalf of each Guarantor which is a partnership), each of the Loan Documents to which the Borrower, any Guarantor or the Company is or is to become a party; (b) to make Loan Requests and Conversion Requests; and (c) to give notices and to take other action on behalf of the Borrower under the Loan Documents.

      Section 10.5. Opinions of Counsel Concerning Organization and Loan Documents. Each of the Lenders and the Agent shall have received favorable opinions from Borrower's and Guarantors' counsel addressed to the Lenders and the Agent and dated as of the Effective Date, in form and substance satisfactory to the Agent.

      Section 10.6. Payment of Fees. The Borrower shall have paid to the Agent the fees pursuant to Section 4.1 and shall have paid all other expenses as provided in Section 15 hereof then outstanding.

      Section 10.7. Closing Certificate. The Borrower shall have delivered to the Agent a certificate of the Borrower, signed on its behalf by a Responsible Officer, certifying that the conditions specified in Section Section
10.1-10.6, Section 10.8 and Section 11.1 have been satisfied and that there has been no event or circumstance iN the business, operations, financial or other condition or prospects of the Borrower, the Company or any Related Company since the Balance Sheet Date, that has had or

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

could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect.

      Section 10.8. Compliance Certificate. The Borrower shall have provided to the Agent and each of the Lenders a certificate of the Company, signed on its behalf by a Responsible Officer, certifying as to pro forma compliance with the financial covenants in Section 8.2(g) and Section 9 as of the Effective Date, taking into account anY Loans to be made or Letters of Credit to be issued on such date.

      Section 11. CONDITIONS TO ALL CREDIT ADVANCES. The obligations of the Lenders to make any Loan or to issue, amend, renew or extend any Letter of Credit, whether on or after the Effective Date, shall also be subject to the satisfaction of the following conditions precedent:

      Section 11.1. Representations True; No Event of Default; Compliance Certificate. Each of the representations and warranties of the Borrower and the Company contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true as of the date as of which they were made and shall also be true in all material respects at and as of the time of the making of such Loan or the issuance of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except to the extent that such representations and warranties relate expressly to an earlier date); the Borrower shall have performed and complied with all terms and conditions herein required to be performed by it or prior to the Borrowing Date of such Loan or the issuance date of such Letter of Credit; and no Default or Event of Default shall have occurred and be continuing on the date of any Loan Request or on the Borrowing Date of such Loan or on the date of any Letter of Credit Request or on the issuance date of such Letter of Credit or would occur as a result of the making of such Loan or the issuance of such Letter of Credit. Each of the Lenders shall have received a Compliance Certificate of the Borrower, signed on its behalf by a Responsible Officer, to such effect, which certificate will include, without limitation, computations evidencing compliance with the covenants contained in Section 9.1 through Section 9.6 hereof after giving effect to such requested Loan or Letter of Credit.

      Section 11.2. No Legal Impediment. No change shall have occurred after the date of this Agreement in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Lender would make it illegal for such Lender to make such Loan or to hold an interest in such Letter of Credit.

      Section 11.3. Governmental Regulation. Each Lender shall have received such statements in substance and form reasonably satisfactory to such Lender as such Lender shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

      Section 11.4. Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Agreement, the other Loan Documents and all other documents incident thereto shall be reasonably satisfactory in substance and in form to the Agent, and the Lenders

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shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

Each Loan Request or Letter of Credit Request (other than a Loan Request requesting only a conversion of any Loan (other than a Competitive Bid Loan) to the other Type or a continuation of Eurocurrency Rate Loan (other than a Competitive Bid Loan)) submitted by the Borrower, and each amendment, renewal, or extension of any Letter of Credit shall be deemed to be a representation and warranty that the conditions specified in Section 11.1 have been satisfied on and as of the applicable Borrowing Date or date on which a Letter of Credit is issued.

      Section 12. EVENTS OF DEFAULT; ACCELERATION; ETC.

      Section 12.1. Events of Default and Acceleration. If any of the following events ("EVENTS OF DEFAULT" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "DEFAULTS") shall occur:

            (a) the Borrower shall fail to pay any principal of the Loans when the same shall become due and payable, and such failure shall continue unremedied for five (5) days;

            (b) the Borrower shall fail to pay any interest on the Loans or any other sums due hereunder or under any of the other Loan Documents when the same shall become due and payable, and such failure shall continue unremedied for five (5) days;

            (c) the Borrower or the Company shall fail to comply with any of its covenants contained in Section 7.5, the first sentence of Section 7.6,
      Section 7.11, Section 7.13, Section 8 or Section 9 hereof;

            (d) the Borrower, any Guarantor or the Company shall fail to perform any other term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this Section
      12) for thirty (30) days after written notice of such failure from Agent to the Borrower;

            (e) any representation or warranty of the Borrower in this Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Agreement, shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated; provided, however, that with respect to the representations and warranties of the Borrower contained in Section 6.2,
      Section 6.3, Section 6.13, Section 6.18 and Section 6.21, if the condition or event making the representation and warranty false is capable of being cured by the Borrower, no enforcemenT action has been commenced against the Borrower or the applicable Unencumbered Property or Unencumbered Development Property on account of such condition or event, the applicable Unencumbered Property or Unencumbered Development Property is not subject to risk of forfeiture due to such condition or event, and the Borrower promptly commences the cure thereof after the Borrower's first obtaining knowledge of such condition or event, the Borrower shall have a period of thirty (30) days after the date that the Borrower first obtained knowledge of such condition or event during which the Borrower may cure such condition or event (or, if

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

      such condition or event is not reasonably capable of being cured within such thirty (30) day period, such additional period of time as may be reasonably required in order to cure such condition or event but in any event such period shall not exceed six (6) months from the date that the Borrower first obtained knowledge of such condition or event), and no Event of Default shall exist hereunder during such thirty (30) day or additional period so long as the Borrower continuously and diligently pursues the cure of such condition or event and the other conditions to such cure period have not changed. Notwithstanding the foregoing, the failure of any Unencumbered Property to comply with such representations shall result in such Unencumbered Property's no longer qualifying as Unencumbered Property under this Agreement while such non-compliance is in effect, but such disqualification shall not by itself constitute a Default or Event of Default;

            (f) the Borrower, the Company or any of the Related Companies shall fail to pay at maturity, or within any applicable period of grace, any Recourse Indebtedness, or shall fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing Indebtedness for such period of time as would permit (assuming the giving of appropriate notice if required and the passage of any applicable grace or cure periods) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof, unless in any event the aggregate amount of all such defaulted Recourse Indebtedness plus the amount of any unsatisfied judgments described in paragraph (i) of this Section 12.1 is less than $30,000,000.00;

            (g) any of the Borrower, the Company or any other Guarantor shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of any substantial part of its properties or shall commence any case or other proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against any such Person and such Person shall indicate its approval thereof, consent thereto or acquiescence therein or any of the events described in this paragraph shall occur with respect to any other Related Company or any Unconsolidated Entity and such event shall have a Material Adverse Effect;

            (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower, the Company, or any other Guarantor, or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower, the Company, or any other Guarantor or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered, or any of the events described in this

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

      paragraph shall occur with respect to any other Related Company or any Unconsolidated Entity and such event shall have a Material Adverse Effect;

            (i) there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty days, whether or not consecutive, any uninsured final judgment against the Borrower that, with other outstanding uninsured final judgments, undischarged, against the Borrower, the Company or any of the Related Companies plus the amount of any defaulted Recourse Indebtedness under paragraph (f) of this Section 12. 1, exceeds in the aggregate $30,000,000;

            (j) if any of the Loan Documents or any material provision of any Loan Documents shall be unenforceable, cancelled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Agent, or any action at law, suit or in equity or other legal proceeding to make unenforceable, cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrower, any Guarantor or the Company, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

            (k) the Borrower, any Guarantor or the Company shall be indicted for a federal crime, a punishment for which could include the forfeiture of any assets of the Borrower;

            (l) the Borrower shall fail to pay, observe or perform any term, covenant, condition or agreement contained in any agreement, document or instrument evidencing, securing or otherwise relating to any Indebtedness of the Borrower to any Lender (other than the Obligations) and/or relating to any Permitted Lien (other than the Obligations) within any applicable period of grace provided for in such agreement, document or instrument;

            (m) an ERISA Reportable Event shall have occurred that, in the opinion of the Requisite Lenders, when taken together with all other ERISA Reportable Events that have occurred, could reasonably be expected to result in liability of the Related Companies in an aggregate amount exceeding $5,000,000;

            (n) the Company shall at any time fail to retain direct or indirect management and Control of the Borrower;

            (o) a Change of Control shall occur;

            (p) any "Event of Default", as defined in any of the other Loan Documents shall occur;

then, and in any such event, so long as the same may be continuing, the Agent may, and upon the request of the Requisite Lenders shall, by notice in writing to the Borrower declare all amounts

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

owing with respect to this Agreement, the Notes and the other Loan Documents to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower and the Guarantors; provided that in the event of any Event of Default specified in Section Section 12.1(g) or 12.1(h), all such amounts shall become immediatelY due and payable automatically and without any requirement of notice from the Agent or action by the Requisite Lenders.

      Section 12.2. Termination of Commitments. If any one or more Events of Default specified in Section 12.1(g) or Section 12.1(h) shall occur, any unused portion of The Commitments, and of the Swingline Commitment, shall forthwith automatically terminate and the Lenders shall be relieved of all obligations to make Loans to the Borrower or to issue Letters of Credit for the benefit of the Borrower. If any other Event of Default shall have occurred and be continuing, the Agent may with the consent of the Requisite Lenders and shall at the request of the Requisite Lenders by notice to the Borrower terminate the unused portion of its Commitment hereunder, and of the Swingline Commitment, and upon such notice being given such unused portion of its Commitment or of the Swingline Commitment, shall terminate immediately and the Lenders shall be relieved of all further obligations to make Loans other than Mandatory Prime Rate Loans. No termination of the Commitments hereunder shall relieve the Borrower of any of the Obligations or any of its existing obligations to the Lenders arising under other agreements or instruments.

      Section 12.3. Remedies. In case any one or more of the Events of Default shall have occurred, and whether or not the Requisite Lenders shall have accelerated the maturity of the Loans pursuant to Section 12.1, the Agent may with the consent of the Requisite Lenders and shall at the request of the Requisite Lenders proceed to protect and enforce the rights and remedies of the Agent and the Lenders under this Agreement, the Notes or any of the other Loan Documents by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Obligations are evidenced and, if any amount shall have become due, by declaration or otherwise, to proceed to enforce the payment thereof or any other legal or equitable right of the Agent and the Lenders. No remedy herein conferred upon any Lender or the Agent or the holder of any Note is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

      Section 12.4. Distribution of Enforcement Proceeds. In the event that, following the occurrence or during the continuance of any Default or Event of Default, the Agent or any Lender as the case may be, receives any monies in connection with the enforcement of any of the Loan Documents, such monies shall be distributed for application as follows:

            (a) First, to the payment of, or (as the case may be) the reimbursement of the Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent in connection with the collection of such monies by the Agent, for the exercise, protection or enforcement by the Agent of all or any of the rights, remedies, powers and privileges of the Agent or the Lenders under

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

      this Agreement or any of the other Loan Documents or in support of any provision of adequate indemnity to the Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Agent to such monies;

            (b) Second, to all other Obligations in such order or preference as the Requisite Lenders may determine; provided, however, that distribution in respect of such Obligations shall be made among the Lenders pro rata in accordance with each Lender's respective Credit Exposure; and provided, further, that the Agent may in its discretion make proper allowance to take into account any Obligations not then due and payable;

            (c) Third, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Requisite Lenders and the Agent of all of the Obligations, and the deposit in any cash collateral account established pursuant to Section 2.9(f) of the amount required thereby, to the payment of any obligations required to be paid pursuant to laws applicable to the enforcement proceedings; and

            (d) Fourth, the excess, if any, shall be returned to the Borrower or to such other Persons as are legally entitled thereto.

      Section 13. SETOFF. Borrower hereby grants to each Lender, a continuing lien, security interest and right of setoff as security for all liabilities and obligations to such Lender hereunder, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of such Lender or in transit to it. At any time, without demand or notice (any such notice being expressly waived by Borrower), any Lender may setoff the same or any part thereof and apply the same to any liability or obligation of Borrower hereunder even though unmatured and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE ANY LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED BY THE BORROWER. Each of the Lenders agrees with each other Lender that if such Lender shall receive from the Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by such Lender by proceedings against the Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by such Lender any amount in excess of its ratable portion of the payments received by all of the Lenders with respect to the Notes held by all of the Lenders, such Lender will make such disposition-and arrangements with the other Lenders with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Lender receiving in respect of the Notes held by it its proportionate payment as contemplated by this Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest, unless the Lender from whom such payment is recovered is required to pay

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

interest thereon, in which case each Lender returning funds to such Lender shall pay its allocable share of such interest based on the period of time that it was in possession of the funds being returned.

      Section 14. THE AGENT.

      Section 14.1. Authorization. The Agent is authorized to take such action on behalf of each of the Lenders and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto, provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Agent. The relationship between the Agent and the Lenders is and shall be that of agent and principal only, and nothing contained in this Agreement or any of the other Loan Documents shall be construed to constitute the Agent as a trustee for any Lender.

      Section 14.2. Employees and Agents. The Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

      Section 14.3. No Liability. Neither the Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

      Section 14.4. No Representations. The Agent shall not be responsible for the execution or validity or enforceability of this Agreement, the Notes, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrower, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Notes. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Lenders, with respect to the credit worthiness or financial condition of the Borrower. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender, and based upon such information and documents as it has deemed appropriate, made its

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own credit analysis and decision to enter into this Agreement. Each Lender has been independently represented by separate counsel on all matters regarding this Agreement.

      Section 14.5. Payment.

            (a) A payment by the Borrower, any Guarantor or the Company to the Agent hereunder or any of the other Loan Documents for the account of any Lender shall constitute a payment to such Lender subject to the pro rata rights to repayment based upon the Commitment of each Lender, as applicable, provided that payments made with respect to Competitive Bid Loans shall be allocated and distributed to the applicable Lenders holding such Competitive Bid Loans. The Agent agrees promptly to distribute to each Lender such Lender's pro rata share of payments received by the Agent for the account of the Lenders except as otherwise expressly provided herein or in any of the other Loan Documents. Notwithstanding the foregoing, the amounts advanced by the Additional Commitment Lenders on the Commitment Increase Date and certain Eurocurrency Prepayment Fees and Letter of Credit fees shall be distributed on a non pro rata basis as provided in Section 2.2(b) and the Facility Fees for the quarter which included the Commitment Increase Date shall be paid as provided in Section 4.2(a).

            (b) If in the opinion of the Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

            (c) Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, any Lender that fails (i) to make available to the Agent its pro rata share of any Loan or (ii) to comply with the provisions of Section 13 with respect to making dispositions and arrangements with the other Lenders, where such Lender's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Lenders, in each case as, when and to the full extent required by the provisions of this Agreement, or to adjust promptly such Lender's outstanding principal and its pro rata Commitment Percentage as provided in Section 2.1 hereof, shall be deemed delinquent (a "DELINQUENT LENDER") and shall be deemed a Delinquent Lender until such time as such delinquency is satisfied. A Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining non-delinquent Lenders for application to, and reduction of, their respective pro rata shares of all outstanding Loans. The Delinquent Lender hereby authorizes the Agent to distribute such payments to the non-delinquent Lenders in proportion to their respective pro rata shares of all outstanding Loans. A Delinquent Lender shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned

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

      payments to all outstanding Loans of the non-delinquent Lenders, the Lenders' respective pro rata shares of all outstanding Loans have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

            (d) If any amount which the Agent is required to distribute to the Lenders pursuant to this Section 14.5 is actually distributed to any Lender on a date which is later than the first Business Day following the Agent's receipt of the corresponding payment from the Borrower, the Agent shall pay to such Lender on demand an amount equal to the product of (i) the average computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, times (ii) the amount of such late distribution to such Lender, times (iii) a fraction, the numerator of which is the number of days or portion thereof that elapsed from and including the second Business Day after the Agent's receipt of such corresponding payment from the Borrower to the date on which the amount so required to be distributed to such Lender actually is distributed, and the denominator of which is 365.

      Section 14.6. Holders of Notes. The Agent may deem and treat the payee of any Note as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder assignee or transferee.

      Section 14.7. Indemnity. The Lenders ratably agree hereby to indemnify and hold harmless the Agent (to the extent not reimbursed by the Borrower, the Company or any other Related Company and without limiting the obligation of the Borrower, the Company or any Related Company to do so) from and against any and all claims, actions and units (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent has not been reimbursed by the Borrower as required by Section 15), and liabilities of every nature and character arising out of or related to this Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's willful misconduct or gross negligence.

      Section 14.8. Agent as Lender. In its individual capacity, Bank of America shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes as it would have were it not also the Agent.

      Section 14.9. Resignation and Removal. The Agent may (i) resign at any time by giving sixty (60) days' prior written notice thereof to the Lenders and the Borrower, or (ii) be removed for willful misconduct or gross negligence by written notice from the Requisite Lenders and with the consent of the Borrower. Upon any such resignation or removal, the Requisite Lenders shall have the right to appoint a successor Agent. Unless a Default or Event of Default shall have occurred and be continuing, appointment of such successor Agent shall be subject to the reasonable approval of the Borrower. If no successor Agent shall have been so appointed by the Requisite Lenders and shall have accepted such appointment within thirty (30) days after (x) the giving of notice of resignation by the retiring Agent, (y) the giving of a notice of removal by the Requisite

                                       89
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Lenders with the consent of the Borrower, or if the Borrower has disapproved or failed to approve a successor agent within such period, then the retiring or removed Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a financial institution which satisfies the definition of Eligible Assignee. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent, and the retiring or removed Agent shall be discharged from its duties and obligations as Agent hereunder. Such successor Agent shall issue replacement Letters of Credit and any outstanding Letters of Credit issued by the retiring or removed Agent shall be canceled and returned to it. Such successor Agent shall also replace the retiring or removed Agent in its capacity as Swingline Lender. After any retiring Agent's resignation or any removal of the Agent, the provisions of this Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

      Section 14.10. Notification of Defaults and Events of Default and other Notices. Each Lender hereby agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Agent thereof. The Agent hereby agrees that upon receipt of any notice under this Section 14.10 it shall promptly notify the other Lenders of the existence of such Default or Event of Default. The Agent shall also promptly provide each Lender with a copy of any notices which the Agent receives from the Borrower pursuant to Section
7.5 or Section 7.13.

      Section 14.11. Duties in the Case of Enforcement. In case one of more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent may, with the consent of the Requisite Lenders (which consents may be obtained orally in emergency situations), and the Agent shall, if (a) so requested by the Requisite Lenders and (b) the Lenders have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of the Loan Documents and exercise all or any such other legal and equitable and other rights or remedies as it may have. The Requisite Lenders may direct the Agent in writing as to the method and the extent of any such enforcement actions, the Lenders hereby agreeing to indemnify and hold the Agent harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Agent need not comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

      Section 15. EXPENSES. The Borrower agrees to pay (a) the reasonable costs of producing and reproducing this Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) any taxes (including any interest and penalties in respect thereto) payable by the Agent, the L/C Issuer or any of the Lenders (other than taxes based upon the Agent's, the L/C Issuer's or any Lender's net income), including any recording, mortgage, documentary or intangibles taxes in connection with the Loan Documents, or other taxes payable on or with respect to the transactions contemplated by this Agreement, including any taxes payable by the Agent, the L/C Issuer or any of the Lenders after the Effective Date (the Borrower hereby agreeing to indemnify the Agent, the L/C Issuer and the Lenders with respect thereto), (c) all title examination costs, appraisal fees, engineers', inspectors' and surveyors' fees, recording

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costs and the reasonable fees, expenses and disbursements of the Agent's counsel or any local counsel to the Agent incurred in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder, (d) the fees, costs, expenses and disbursements of the Agent and the L/C Issuer incurred in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein including without limitation, the costs incurred by the Agent in connection with its inspection of the Unencumbered Properties and the Unencumbered Development Properties, and the fees and disbursements of the Agent's or , the L/C Issuer's counsel and the Borrower's legal counsel in preparing documentation, (e) the fees, costs, expenses and disbursements of the Agent and the Arranger incurred in connection with the syndication and/or participation of the Loans, (f) all reasonable out-of-pocket expenses (including reasonable attorneys' fees and costs, which attorneys may be employees of any Lender, the L/C Issuer or the Agent and the fees and costs of appraisers, engineers, investment bankers, surveyors or other experts retained by the Agent, the L/C Issuer or any Lender in connection with any such enforcement proceedings) incurred by any Lender or the Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower or the administration thereof after the occurrence of a Default or Event of Default (including, without limitation, expenses incurred in any restructuring and/or "workout" of the Loans), and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to the Agent's, the L/C Issuer's or the Lender's relationship with the Borrower, the Company, any Unconsolidated Entity or any of the Related Companies, (g) all reasonable fees, expenses and disbursements of the Agent incurred in connection with UCC searches, and (h) all costs incurred by the Agent in the future in connection with its inspection of the Unencumbered Properties and the Unencumbered Development Properties. The covenants of this
Section 15 shall survive payment or satisfaction of payment of amounts owing with respect to the Notes.

      Section 16. INDEMNIFICATION. The Borrower agrees to indemnify and hold harmless the Agent, the L/C Issuer, the Arranger and the Lenders and the shareholders, directors, agents, officers, employees, subsidiaries, and affiliates of the Agent, the L/C Issuer, the Arranger and the Lenders from and against any and all claims, actions or causes of action and suits whether groundless or otherwise, and from and against any and all Liabilities, losses, settlement payments, obligations, damages and expenses of every nature and character arising out of this Agreement or any of the other Loan Documents or the transactions contemplated hereby or which otherwise arise in connection with the financing including, without limitation except to the extent directly caused by the gross negligence or willful misconduct of a Lender or the Agent (but such limitation on indemnification shall only apply to the Agent, the L/C Issuer, the Arranger or Lender being grossly negligent or committing willful misconduct),
(a) any actual or proposed use by the Borrower or any Guarantor of the proceeds of any of the Loans, (b) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of the Borrower, (c) the Borrower entering into or performing this Agreement or any of the other Loan Documents or (d) with respect to the Borrower and its respective properties, the violation of any Environmental Law, the Release or threatened Release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to claims with respect to wrongful death, personal injury or damage to property), (e) any cost, claim liability, damage or expense in connection with any

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harm the Borrower may be found to have caused in the role of a broker, in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation, settlement or other proceeding. In litigation, or the preparation therefor, the Lenders and the Agent shall each be entitled to select their own separate counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrower under this
Section 16 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The provisions of this Section 16 shall survive the repayment of the Loans and the termination of the obligations of the Lenders hereunder and shall continue in full force and effect as to the Lenders so long as the possibility of any such claim, action, cause of action or suit exists.

      Section 17. SURVIVAL OF COVENANTS, ETC. All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower, any Guarantor or the Company pursuant hereto shall be deemed to have been relied upon by the Lenders, the L/C Issuer and the Agent, notwithstanding any investigation heretofore or hereafter made by it, and shall survive the making by the Lenders of the Loans, as herein contemplated, and shall continue in full force and effect so long as any amount due under this Agreement or the Notes or any of the other Loan Documents remains outstanding or the Lenders have any obligation to make any Loans or the L/C Issuer has any obligation to issue any Letters of Credit. The indemnification obligations of the Borrower provided herein and the other Loan Documents shall survive the full repayment of amounts due and the termination of the obligations of the Lenders hereunder and thereunder to the extent provided herein and therein. All statements contained in any certificate or other paper delivered to the Agent, the L/C Issuer or any Lender at any time by or on behalf of the Borrower pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower hereunder.

      Section 18. ASSIGNMENT; PARTICIPATIONS; ETC.

      Section 18.1. Conditions to Assignment by Lenders. Except as provided herein, each Lender may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it, and the Notes held by it); provided that (a) the Agent, the L/C Issuer, and the Borrower, shall have given its prior written consent to such assignment, which consent shall not be unreasonably withheld or delayed, except that such consent of the Borrower shall not be needed if a Default or an Event of Default has occurred and is continuing or with respect to an assignment from a Lender to either one of its Affiliated Lenders or to another Lender hereunder, (b) each such assignment shall be of a portion of the assigning Lender's rights and obligations under this Agreement relating to a specified Tranche A Commitment or Tranche B Commitment amount and Commitment Percentage, (c) each assignment shall be in an amount of not less than $2,000,000 that is a whole multiple of $1,000,000, (d) each Lender either shall assign all of its Commitment and cease to be a Lender hereunder or shall retain, free of any such assignment, an amount of its Commitment of not less than $2,000,000, and (e) the parties to such assignment shall execute and deliver to the Agent,

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for recording in the Register (as hereinafter defined), an Assignment and
Acceptance, substantially in the form of Exhibit E hereto (an "ASSIGNMENT AND ACCEPTANCE"), together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder, and (ii) the assigning Lender shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in
Section 18.3, be released from its obligations under this Agreement.

      Section 18.2. Certain Representations and Warranties; Limitations; Covenants. By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows: (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto; (b) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (c) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in Section 6.4 and Section 7.4 and such other documents and information as it haS deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (d) such assignee will, independently and without reliance upon the assigning Lender, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, (e) such assignee represents and warrants that it is an Eligible Assignee; (f) such assignee appoints and authorizes the Agent to take such action as "Agent" on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender; and (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance.

      Section 18.3. Register. The Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Commitment Percentages of, and principal amount of the Loans owing to the Lenders from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this

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Agreement. The Register shall be available for inspection by the Borrower and the Lenders at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Lender agrees to pay to the Agent a registration fee in the sum of $2,500.00, provided that such registration fee shall not be required for assignments to an Eligible Assignee which is an affiliate of the assigning Lender. The Agent may, without action by any other party, amend Schedules 1 and 1.2 hereof to reflect the recording of any such assignments.

      Section 18.4. New Notes. Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note subject to such assignment, the Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Lenders (other than the assigning Lender). Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Lender has retained some portion of its Loans hereunder, a new Note to the order of the assigning Lender in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes and that they do not constitute a novation, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes. The surrendered Notes shall be cancelled and returned to the Borrower.

      Section 18.5. Participations. Each Lender may sell participations to one or more banks or other entities (but excluding any Related Companies) in a portion of such Lender's rights and obligations under this Agreement and the other Loan Documents; provided that (a) each such participation, other than participations to its Affiliated Lenders or to another Lender hereunder, shall be in an amount of not less than $2,000,000 that is a whole multiple of $1,000,000, (b) any such sale or participation shall not affect the rights, duties and obligations of the selling Lender hereunder to the Borrower, the selling Lender shall continue to exercise all approvals, disapprovals and other functions of a Lender and remain solely responsible to the other parties hereto for the performance of its obligations, and the others parties hereto shall continue to deal solely and directly with such Lender, (c) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve the vote of the Lender as to waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Lender as it relates to such participant, reduce the amount of any fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest or release all or substantially all of any collateral held hereunder, and (d) no participant which is not a Lender hereunder shall have the right to grant further participations or assign its rights, obligations or interests under such participation to other Persons without the prior written consent of the Agent. Each entity with a participation shall be entitled to the benefits of Section 4.5 and Section 13 and shall fulfill the obligations of
Section 4.13. The Agent shall promptly advise the Borrower in writing of any such sale or participation.

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      Section 18.6. Pledge by Lender. Any Lender may at anytime pledge all or any portion of its interest and rights under this Agreement (including all or any portion of its Note) to secure obligations of such Lender, including to any of the twelve Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or the enforcement thereof shall release the pledgor Lender from its obligations hereunder or under any of the other Loan Documents.

      Section 18.7. No Assignment by Borrower. The Borrower and the Guarantors shall not assign or transfer any of their respective rights or obligations under any of the Loan Documents without the prior written consent of each of the Lenders, and any such attempted assignment shall be null and void.

      Section 18.8. Disclosure. The Borrower and each Guarantor agrees that in addition to disclosures made in accordance with standard banking practices any Lender may disclose information obtained by such Lender pursuant to this Agreement to assignees or participants and potential assignees or participants hereunder.

      Section 18.9. Designated Banks. Any Lender (each, a "DESIGNATING LENDER") may at any time designate one Designated Bank, which shall be an Affiliate of the Designating Lender, to fund Competitive Bid Loans on behalf of such Designating Lender subject to the terms of this Section 18.9 and the provisions in Section 18.1 anD Section 18.5 shall not apply to such designation. No Lender may designate more than one (1) Designated Bank. The parties to each such designation shall execute and deliver to the Agent for its acceptance a Designation Agreement. Upon such receipt of an appropriately completed Designation Agreement executed by a Designating Lender and a designee representing that it is a Designated Bank, the Agent will accept such Designation Agreement and will give prompt notice thereof to the Borrower, whereupon, (i) the Borrower shall execute and deliver to the Designating Bank a Designated Bank Note payable to the order of the Designated Bank, (ii) from and after the effective date specified in the Designation Agreement, the Designated Bank shall become a party to this Agreement with a right to make Competitive Bid Loans on behalf of its Designating Lender pursuant to Section 2.10 after the Borrower has accepted a Competitive Bid Loan (or portion thereof) of such Designating Lender, and (iii) the Designated Bank shall not be required to make payments with respect to any obligations in this Agreement except to the extent of excess cash flow of such Designated Bank which is not otherwise required to repay obligations of such Designated Bank which are then due and payable; provided, however, that regardless of such designation and assumption by the Designated Bank, the Designating Lender shall be and remain obligated to the Borrower, the Agent and the other Lenders for each and every of the obligations of the Designating Lender and its related Designated Bank with respect to this Agreement, including, without limitation, any indemnification obligations hereunder and any sums otherwise payable to the Borrower by the Designated Bank. Each Designating Lender shall serve as the administrative agent of the Designated Bank and shall on behalf of, and to the exclusion of, the Designated
Bank: (i) receive any and all payments made for the benefit of the Designated Bank and (ii) give and receive all communications and notices and take all actions hereunder, including, without limitation, votes, approvals, waivers, consents and amendments under or relating to this Agreement and the other Loan Documents. Any such notice, communication, vote, approval, waiver, consent or amendment shall be signed by the Designating Lender as administrative agent for the Designated

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Bank and shall not be signed by the Designated Bank on its own behalf but shall be binding on the Designated Bank to the same extent as if actually signed by the Designated Bank. The Borrower, the Agent, and Lenders may rely thereon without any requirement that the Designated Bank sign or acknowledge the same. No Designated Bank may assign or transfer all or any portion of its interest hereunder or under any other Loan Document, other than assignments to the Designating Lender which originally designated such Designated Bank.

      Section 19. NOTICES, ETC. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows:

                        (i) if to the Borrower or any Guarantor, at 500
                  Chesterfield Parkway, Malvern, PA 19355, Attention: Chief Financial Officer, facsimile: (610) 644-4129 or at such other address for notice as the Borrower shall last have furnished in writing to the Agent;

                        (ii) if to the Agent, the L/C Issuer or the Swingline
                  Lender, at Independence Center, 101 North Tryon Street, Charlotte, North Carolina 28255-0001, Attention: Cindy Fisher, facsimile: (704) 409-0180 or such other address for notice as the Agent shall last have furnished in writing to the Borrower, with a copy to the Agent at the Agent's Head Office; or

                        (iii) if to any Lender, at such Lender's address set
                  forth on Schedule 1, hereto, or such other address for notice as such Lender shall have last furnished in writing to the Person giving the notice.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

            (b) Electronic Communications. Notices and other communications to the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and internet or intranet websites) pursuant to procedures approved by the Agent, provided that the foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Section 2 if such Lender or the L/C Issuer, as applicable, has notified the Agent that it is incapable of receiving notices under such section by electronic communication. The Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

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      Unless the Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and
      (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

            (c) The Platform. THE PLATFORM IS PROVIDED "AS IS" AND "AS AVAILABLE." THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Agent or any of its Related Parties (collectively, the "AGENT PARTIES") have any liability to any Borrower, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Borrower's or the Agent's transmission of Borrower Materials through the internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to any Borrower, any Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

            (d) Change of Address, Etc. Each of the Borrower, the Agent, the L/C Issuer and the Swingline Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower, the Agent, the L/C Issuer and the Swingline Lender. In addition, each Lender agrees to notify the Agent from time to time to ensure that the Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and
      (ii) accurate wire instructions for such Lender.

            (e) Reliance by the Agent, L/C Issuer and Lenders. The Agent, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices purportedly given by or on behalf of any Borrower even if (i) such notices were not made in a manner specified

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      herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower.

      Section 20. GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE. This agreement and each of the other Loan Documents, except as otherwise specifically provided therein, and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of New York (excluding the laws applicable to conflicts or choice of law to the extent that would require application of substantive laws of another jurisdiction). THE BORROWER, ON BEHALF OF ITSELF AND EACH GUARANTOR, AGREES THAT ANY SUIT BY IT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT ONLY IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND BORROWER, ON BEHALF OF ITSELF AND EACH GUARANTOR, CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT FOR ANY SUIT BY AGENT OR ANY LENDER AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN Section 19. THE BORROWER, ON BEHALF OF ITSELF AND EACH GUARANTOR, HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT-IS BROUGHT IN AN INCONVENIENT FORUM.

      Section 21. HEADINGS. The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

      Section 22. COUNTERPARTS. This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Delivery of an executed counterpart of a signature page of this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement; provided, that at the request of any party, each party shall confirm such facsimile transmission by providing duplicate original counterparts.

      Section 23. ENTIRE AGREEMENT. The Loan Documents, the Fee Letter and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in Section 25.

      Section 24. WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS. THE BORROWER, THE AGENT AND EACH LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN

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CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE
EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE LOANS OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, BORROWER (ON BEHALF OF ITSELF AND EACH GUARANTOR) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER (ON BEHALF OF ITSELF AND EACH GUARANTOR) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR LENDERS TO PROVIDE THE COMMITMENTS AND MAKE THE LOANS.

      Section 25. CONSENTS, AMENDMENTS, WAIVERS, ETC. Any consent or approval required or permitted by this Agreement, may be given, and any term of this Agreement or of any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower of any terms of this Agreement or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively), but only with, the written consent of the Requisite Lenders, other than amendments to schedules made in the ordinary course as contemplated by this Agreement and, in the case of amendments, with the written consent of the Borrower. Notwithstanding the foregoing, any amendment, modification, termination, waiver or consent with respect to any of the following provisions of this Agreement shall be effective only with the written consent of each of the Lenders affected thereby (and, in the case of all such amendments, with the consent of the Borrower): (i) reduction of the principal amount of or rate or amount of interest on the Loans or any fees or other amounts payable to any Lender (other than by payment or prepayment thereof) (ii) postponement or extension of any date fixed for any payment of principal of, or interest on, the Loans or Letters of Credit or any fees or other amounts payable to such Lender (other than the one-year extension of the Maturity Date as permitted by Section 3.1), or (iii) increase in the amount of the Total Commitment or the Commitments of the Lenders (other than changes in Commitments pursuant to Assignments under Section 18 or pursuant to changes in the Tranche A Commitment and the Total Commitment under Section 2.2); provided that the written consent of all Lenders shall be required to (x) change any provision herein or in any of the Loan Documents which expressly requires consent of all the Lenders, (y) change the definition of Requisite Lenders or
(z) release (1) the Borrower from the Obligations, (2) any Guarantor from its obligations under the Loan Documents (other than the release of a Guaranty of a Guarantor (other than the Company) which no longer owns any Unencumbered Properties or Unencumbered Development Properties) or (3) all or substantially all of any collateral pledged to or held by the Agent hereunder (other than as provided in Section 2.9(a)); and provided further that no such amendment, waiver or consent shall amend, modify or otherwise affect the rights and duties of the Agent or the L/C Issuer hereunder without the prior written consent of the Agent or the L/C Issuer, as the case may be. Each Lender shall respond to any request for a consent pursuant to this Section 25 within ten (10) Business Days after the notice from the Agent or the Borrower setting forth such request. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances. Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing and signed by the Designating Lender on behalf of its Designated Bank affected thereby, (a) subject such Designated Bank to any additional obligations, (b) reduce the principal of, interest on, or other amounts due with respect to, the Designated Bank Note made payable to such Designated Bank, or
(c) postpone any date fixed for any payment of principal of, or interest on, or other amounts due with respect to, the Designated Bank Note made payable to the Designated Bank.

      Section 26. SEVERABILITY. The provisions of this Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

      Section 27. ACKNOWLEDGMENTS. The Borrower hereby acknowledges that: (i) neither the Agent nor any Lender has any fiduciary relationship with, or fiduciary duty to, the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents; (ii) the relationship in connection herewith between the Agent and the Lenders, on the one hand, and the Borrower, on the other hand, is solely that of debtor and creditor and (iii) no joint venture or partnership among any of the parties hereto is created hereby or by the other Loan Documents, or otherwise exists by virtue of the Facility or the Loans.

      Section 28. NO WAIVER; CUMULATIVE REMEDIES. No failure by any Lender, the Company, the Borrower or the Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

      Section 29. INTEREST RATE LIMITATION. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the "MAXIMUM RATE"). If the Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law,
(a) characterize any payment
that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

      Section 30. USA PATRIOT ACT NOTICE. Each Lender that is subject to the Act (as hereinafter defined) and the Agent (for itself and not on behalf of any Lender) hereby notifies the Borrowers that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "ACT"), it is required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of each Borrower and Guarantor and other information that will allow such Lender or the Agent, as applicable, to identify such Borrower in accordance with the Act. The Borrower hereby agrees to comply with any requests for information by any Lender or the Agent under this Section 30.

      Section 31. JUDGMENT CURRENCY. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency (other than Dollars) into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrower in respect of any such sum due from it to the Agent or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the "JUDGMENT CURRENCY") other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the "AGREEMENT CURRENCY"), be discharged only to the extent that on the Business Day following receipt by the Agent of any sum adjudged to be so due in the Judgment Currency, the Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Agent from the Borrower in the Agreement Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Agent or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Agent in such currency, the Agent agrees to return the amount of any excess to the Borrower (or to any other Person who may be entitled thereto under applicable law).

      Section 32. TRANSITIONAL ARRANGEMENTS.

            (a) Existing Credit Agreements Superseded. This Agreement shall supersede the each of the Existing Credit Agreements in its entirety, except as provided in this Section 32. On the Effective Date, the rights and obligations of the parties under each of the Existing Credit Agreements and the "Notes" defined therein shall be subsumed within and be governed by this Agreement and the Notes; provided however, that any of the "Outstanding Obligations" (as defined in each of the Original Credit Agreement and Multi-Currency Credit Agreement) outstanding under the Original Credit Agreement and Multi-Currency Credit Agreement shall, for purposes of this Agreement, be Outstanding Obligations hereunder. The Lenders' interests in such Outstanding Obligations, and participations in such Letters of Credit shall be reallocated on the Effective Date in accordance with each Lender's applicable Commitment Percentage.

            (b) Return and Cancellation of Notes. Upon its receipt of the Notes to be delivered hereunder on the Effective Date, each Lender will promptly return to the Borrower, marked "Cancelled" or "Replaced", the notes of the Borrower held by such Lender pursuant to the Existing Credit Agreements.

            (c) Interest and Fees Existing Credit Agreements. All interest and all commitment, facility and other fees and expenses owing or accruing under or in respect of the Existing Credit Agreements shall be calculated as of the Effective Date (prorated in the case of any fractional periods), and shall be paid on the Effective Date in accordance with the method specified in the Existing Credit Agreements as if such agreements were still in effect.

                  [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

                                      LIBERTY PROPERTY LIMITED PARTNERSHIP

                                      By: LIBERTY PROPERTY TRUST,
                                          its general partner

                                      By: /s/ GEORGE J. ALBURGER, JR.
                                          --------------------------------
                                          Name: George J. Alburger, Jr.
                                          Title: Chief Financial Officer

                                      LIBERTY PROPERTY TRUST

                                      By: /s/ GEORGE J. ALBURGER, JR.
                                          ------------------------------
                                          George J. Alburger, Jr.
                                          Executive Vice President and Chief
                                          Financial Officer

                                      BANK OF AMERICA, N A.,
                                      individually and as Agent, Swingline
                                      Lender and L/C Issuer

                                      By: /s/ MICHAEL W. EDWARDS
                                          ----------------------------------
                                          Name: MICHAEL W. EDWARDS
                                          Title: SENIOR VICE PRESIDENT

                                      JPMORGANCHASE BANK, N.A,
                                      individually and as Syndication Agent

                                      By: /s/ MARC E. COSTANTINO
                                          ----------------------------------
                                          Name: MARC E. COSTANTINO
                                          Title: VICE PRESIDENT

                                      CITIZENS BANK OF
                                      PENNSYLVANIA, individually and as
                                      Documentation Agent

                                      By: /s/ KELLIE ANDERSON
                                          ----------------------------------
                                          Name: Kellie Anderson
                                          Title: Vice President

                                      SUNTRUST BANK, individually and as
                                      Documentation Agent

                                      By: /s/ BLAKE K. THOMPSON
                                          ---------------------------------
                                          Name: Blake K. Thompson
                                          Title: Vice President

                                      WACHOVIA BANK, NATIONAL
                                      ASSOCIATION, individually and as
                                      Documentation Agent

                                      By: /s/ ROE E. RUDY
                                          -------------------------------
                                          Name: Roe E. Rudy
                                          Title: Managing Director

                                      PNC BANK, NATIONAL
                                      ASSOCIATION, individually and as
                                      Managing Agent

                                      By: /s/ SHARI L. REAMS
                                          -------------------------------
                                          Name: Shari L. Reams
                                          Title: Senior Vice President

                                      WELLS FARGO BANK, N.A.,
                                      individually and as Managing Agent

                                      By: /s/ CHARLES COOKE
                                          -------------------------------
                                          Name: Charles Cooke
                                          Title: Vice President

                                      KEYBANK, NATIONAL
                                      ASSOCIATION

                                      BY: /s/ JANE E. MCGRATH
                                          -------------------------------
                                          Name: Jane E. McGrath
                                          Title: Vice President

                                      EMIGRANT BANK

                                      By: /s/ DANIEL LEPAGE
                                          -------------------------------
                                          Name: Daniel LePage
                                          Title: Vice President

                                      MANUFACTURERS AND TRADERS
                                      TRUST COMPANY

                                      By: /s/ DANIEL A. SHIELDS
                                          -------------------------------
                                          Name: Daniel A. Shields
                                          Title: Vice President

                                      WESTLB AG,
                                      NEW YORK BRANCH

                                      By: /s/ LILLIAN TUNG LUM
                                          -------------------------------
                                          Name: Lillian Tung Lum
                                          Title: Executive Director

                                      By: /s/ SAL BATTINELLI
                                          -------------------------------
                                          Name: Sal Battinelli
                                          Title: Managing Director

                                      THE GOVERNOR AND COMPANY
                                      OF THE BANK OF IRELAND

                                      By: /s/ GWEN EVANS
                                          -------------------------------
                                          Name: Gwen Evans
                                          Title: Authorised Signatory

                                      By: /s/ DANIEL MCANENEY
                                          -------------------------------
                                          Name: Daniel McAneney
                                          Title: Authorised Signatory

                                      THE BANK OF NOVA SCOTIA

                                      By: /s/ R. H. BOESE
                                          -------------------------------
                                          Name: R. H. BOESE
                                          Title: MANAGING DIRECTOR

                                      CHANG HWA COMMERCIAL
                                      BANK, LTD., NEW YORK BRANCH

                                      By: /s/ JIM C. Y CHEN
                                          -------------------------------
                                          Name: Jim C. Y Chen
                                          Title: VP & General Manager

                                      CHEVY CHASE BANK, FSB

                                      By: /s/ MARIE NWOFOR
                                          -------------------------------
                                          Name: Marie Nwofor
                                          Title: AVP

                                      CITICORP NORTH AMERICA INC.

                                      By:  /s/ DAVID BOUTIN
                                          -------------------------------
                                          Name: David Boutin
                                          Title: Vice President

                                      CREDIT SUISSE,
                                      CAYMAN ISLANDS BRANCH

                                      By: /s/ BILL O'DALY
                                          -------------------------------
                                          Name: Bill O'Daly
                                          Title: Director

                                      By: /s/ CASSANDRA DROOGAN
                                          -------------------------------
                                          Name: CASSANDRA DROOGAN
                                          Title: ASSOCIATE

                                      MIZUHO CORPORATE BANK, LTD.

                                      By: /s/ NOEL P. PURCE II
                                          -------------------------------
                                          Name: Noel P. Purcell
                                          Title: Senior Vice President

                                      PEOPLE'S BANK

                                      By: /s/ STEVEN JONASSEN
                                          -------------------------------
                                          Name: Steven Jonassen
                                          Title: Vice President

                                      UBS LOAN FINANCE LLC

                                      By: /s/ JOSELIN FERNANDES
                                          -------------------------------
                                          Name: Joselin Fernandes
                                          Associate Director Banking Products
                                          Services, US

                                      By: /s/ DORIS MESA
                                          -------------------------------
                                          Name: Doris Mesa
                                          Title: Associate Director
                                                 Banking Products Services, US

                                      UFJ BANK LIMITED

                                      By: /s/ GILDA ACOSTA
                                          -------------------------------
                                          Name: Gilda Acosta
                                          Title: Vice President

                                      U.S. BANK NATIONAL ASSOCIATION

                                      By: /s/ DENNIS REDPATH
                                          -------------------------------
                                          Name: Dennis Redpath
                                          Title: Senior Vice President

                                                                       EXHIBIT A

                                  FORM OF NOTE

                                                                          [Date]

$[___________]

      FOR VALUE RECEIVED, the undersigned, LIBERTY PROPERTY LIMITED PARTNERSHIP, a Pennsylvania limited partnership (the "BORROWER"), promises to pay, without offset or counterclaim, to the order of ____________ (hereinafter, together with its successors in title and assigns, the "LENDER") at the Agent's Head office (as defined in the Credit Agreement referred to below), the principal sum of, or the Dollar Equivalent of which is equal to, _____________ DOLLARS ($__________) or, if less, the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to the Amended and Restated Credit Agreement, dated as of December [__], 2005, among the Lender, the Borrower, Liberty Property Trust, the other lending institutions named therein and Bank of America, N.A., as administrative agent (the "AGENT") (as amended, restated, replaced, supplemented or modified from time to time, the "CREDIT AGREEMENT"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. Unless otherwise provided herein, the rules of interpretation set forth in Section 1.2 of the Credit Agreement shall be applicable to this Note.

      The Borrower also promises to pay (a) principal from time to time at the times provided in the Credit Agreement and (b) interest from the date hereof on the principal amount from time to time unpaid at the rates and times set forth in the Credit Agreement and in all cases in accordance with the terms of the Credit Agreement. Late charges and other charges and default rate interest shall be paid by Borrower in accordance with the terms of the Credit Agreement. The entire outstanding principal amount of this Note, together with all accrued but unpaid interest thereon, shall be due and payable in full on the Maturity Date. The Lender may endorse the record relating to this Note with appropriate notations evidencing advances and payments of principal hereunder as contemplated by the Credit Agreement. Such notations shall, to the extent not inconsistent with the notations made by the Agent in the Register, be conclusive and binding on the Borrower in the absence of manifest error; provided, however, that the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrower.

      Payments of both principal and interest are to be made in the currency in which such Loan was made and as specified in the Credit Agreement in Same Day Funds to the account designated by the Agent pursuant to the Credit Agreement.

      This Note is issued pursuant to, is entitled to the benefits of, and is subject to the provisions of the Credit Agreement. The principal of this Note is subject to prepayment in whole or in part in the manner and to the extent specified in the Credit Agreement. The principal of this Note, the interest accrued on this Note and all other obligations of the Borrower are full recourse obligations of the Borrower, and all Real Estate Assets and other properties shall be available for the payment and performance of this Note, the interest accrued on this Note, and all of such other Obligations.

      In case an Event of Default shall occur and be continuing, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

      The Borrower and all the parties hereto, whether as makers, endorsers, or otherwise, hereby waive presentment for payment, demand protest and notice of any kind in connection with the delivery, acceptance, performance and enforcement of this Note, and also hereby assent to extensions of time of payment or forbearance or other indulgences without notice.

      THIS NOTE SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW TO THE EXTENT THAT WOULD REQUIRE APPLICATION OF SUBSTANTIVE LAWS OF ANOTHER JURISDICTION).

      IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed in its name as of the date first above written.

                                        LIBERTY PROPERTY LIMITED
                                        PARTNERSHIP

                                            By: LIBERTY PROPERTY TRUST,
                                                its general partner

                                                By: ________________________
                                                    Name:
                                                    Title:

                          LOANS AND PRINCIPAL PAYMENTS


           Amount of                               Amount of            Unpaid
           Loan Made                          Principal Repaid    Principal Balance
      -------------------     Interest      -------------------  -------------------
      Prime  Eurocurrency      Period       Prime  Eurocurrency  Prime  Eurocurrency         Notation
Date  Rate      Rate       (If Applicable)   Rate     Rate       Rate       Rate      Total   Made By
----  -----  ------------  ---------------  -----  ------------  -----  ------------  -----  --------
----  -----  ------------  ---------------  -----  ------------  -----  ------------  -----  --------
----  -----  ------------  ---------------  -----  ------------  -----  ------------  -----  --------
----  -----  ------------  ---------------  -----  ------------  -----  ------------  -----  --------
----  -----  ------------  ---------------  -----  ------------  -----  ------------  -----  --------
----  -----  ------------  ---------------  -----  ------------  -----  ------------  -----  --------
----  -----  ------------  ---------------  -----  ------------  -----  ------------  -----  --------
----  -----  ------------  ---------------  -----  ------------  -----  ------------  -----  --------
----  -----  ------------  ---------------  -----  ------------  -----  ------------  -----  --------
----  -----  ------------  ---------------  -----  ------------  -----  ------------  -----  --------
----  -----  ------------  ---------------  -----  ------------  -----  ------------  -----  --------
----  -----  ------------  ---------------  -----  ------------  -----  ------------  -----  --------
----  -----  ------------  ---------------  -----  ------------  -----  ------------  -----  --------
----  -----  ------------  ---------------  -----  ------------  -----  ------------  -----  --------
----  -----  ------------  ---------------  -----  ------------  -----  ------------  -----  --------
----  -----  ------------  ---------------  -----  ------------  -----  ------------  -----  --------
----  -----  ------------  ---------------  -----  ------------  -----  ------------  -----  --------
----  -----  ------------  ---------------  -----  ------------  -----  ------------  -----  --------
----  -----  ------------  ---------------  -----  ------------  -----  ------------  -----  --------
----  -----  ------------  ---------------  -----  ------------  -----  ------------  -----  --------
----  -----  ------------  ---------------  -----  ------------  -----  ------------  -----  --------
----  -----  ------------  ---------------  -----  ------------  -----  ------------  -----  --------
----  -----  ------------  ---------------  -----  ------------  -----  ------------  -----  --------
----  -----  ------------  ---------------  -----  ------------  -----  ------------  -----  --------
----  -----  ------------  ---------------  -----  ------------  -----  ------------  -----  --------

                                                                       EXHIBIT B

                              FORM OF LOAN REQUEST

                      Liberty Property Limited Partnership
                            500 Chesterfield Parkway
                                Malvern, PA 19355

                                                                          [Date]

Bank of America, N.A., as Agent
901 Main Street, 14th Floor
Dallas, Texas 75202-3714
Attention: Nora Taylor (Fax: (214) 290-9673)

Ladies and Gentlemen:

      Re: Loan Request under Amended and Restated Credit Agreement dated as of December [ ], 2005.

      This Loan Request is delivered pursuant to Section 2.5 of the Amended and Restated Credit Agreement, dated as of December __, 2005, among LIBERTY PROPERTY LIMITED PARTNERSHIP, a Pennsylvania limited partnership (the "BORROWER"), Bank of America, N.A. and the other lending institutions from time to time party thereto (the "LENDERS"), Bank of America, N.A., as administrative agent for itself and the Lenders (the "AGENT") and the other parties thereto (as amended, restated, replaced, supplemented or modified from time to time, the "CREDIT AGREEMENT"). Capitalized terms used herein without definitions herein shall have the meaning given to them in the Credit Agreement.

      We hereby request that the Lenders make a Loan under the Credit Agreement as follows:

(A)   Principal amount requested(1)                                 _________

(B)   Proposed Borrowing Date(2)                                    _________

(C)   Interest Period(3)                                            _________

----------
      (1) If this request is for an Alternative Currency Loan, indicate such amount in the requested currency. Each Loan shall be in a minimum amount of the Dollar Equivalent of $3,000,000 and an integral multiple of the Dollar Equivalent of $1,000,000 in excess thereof. The Dollar Equivalent of any Alternative Currency Loans requested herein shall not exceed the Tranche B Availability.

      (2) Shall be a Business Day at least (a) one (1) Business Day in the case of Prime Rate Loans, (b) two (2) Business Days in the case of LIBOR Rate Loans, or (c) four (4) Business days in the case of Eurocurrency Rate Loans denominated in Alternative Currency, in each case after the date hereof.

      (3) For any Eurocurrency Rate Loan 1, 2, or 3 months.

(D)   Type of Borrowing(4)                                         _________

(E)   [Type of Alternative Currency(5)]                           [_________]

      This Loan Request is submitted pursuant to, and shall be governed by, and subject to satisfaction of, the terms, conditions and provisions set forth in
Section 2.5 of the Credit Agreement. The Borrower hereby certifies that [, based upon a conversion rate of ______,] the Tranche [A][B] availability as of the date hereof, before giving effect to the requested Loan, is __________________, and that after giving effect to the requested Loan, the sum of the Tranche [A][B] Obligations and the Tranche [A][B] Letter of Credit Obligations will not exceed the Tranche [A][B] Commitments.

      [The Borrower also certifies that after giving effect to the requested Loans, the Dollar Equivalent of the sum of (i) all Tranche B Obligations denominated in Alternative Currency and (ii) all outstanding Tranche B Letter of Credit Obligations denominated in Alternative Currency is less than or equal to the lesser of (a) $50,000,000 or (b) the Tranche B Commitments based upon a conversion rate of ___________.]

      The undersigned hereby further certifies to you that it is in compliance with the covenants specified in Section 9.1 through Section 9.6 of the Credit Agreement, and will remain in compliance with such covenants after the making of the requested Loan, as evidenced by a Compliance Certificate in the form of Exhibit C to the Credit Agreement of even date, herewith delivered to you simultaneously with this Loan Request. We also understand that if you grant this request, this request obligates us to accept the requested Loan on such date.

      The undersigned hereby certifies to you, in accordance with the provisions of Section 11.1 of the Credit Agreement, that (i) the representations and warranties contained in the Credit Agreement and in each document and instrument delivered pursuant to or in connection therewith, were true as of the date as of which they were made, are also true at and as of the date hereof, and will also be true at and as of the proposed Borrowing Date of the Loan requested hereby, in each case except as otherwise permitted pursuant to the provisions of Section
11.1 of the Credit Agreement, (ii) the Borrower has performed and complied with all terms and conditions required by Section 11.1 of the Credit Agreement to be performed by it on or prior to the Borrowing Date, and (iii) no Default or Event of Default has occurred and is continuing, or is reasonably likely to occur as a result of making the Loan requested herein.

      Please wire transfer the proceeds of the Borrowing in the requested currency to the accounts [of the following persons](6/) [listed below in the name of the Borrower and denominated

----------
      (4) The Borrower shall indicate whether the requested Borrowing is for a Prime Rate Loan or Eurocurrency Rate Loan.

      (5)  Sterlings or Euros.

      (6/) For Loans denominated in Dollars.

in the currency in which the amount is borrowed](7/) at the financial institutions indicated respectively:

                                           Person to be Paid

Amount to be                                  Name, Account No.,
Transferred                                   Address, etc.

[$][(euro)][(pound)]______________            __________________________________
                                              __________________________________
                                              Attention: _______________________
                                              Account No.: _____________________

[$][(euro)][(pound)]______________            __________________________________
                                              __________________________________
                                              Attention: _______________________
                                              Account No.: _____________________

                                                  Very truly yours,

                                                  Liberty Property Limited
                                                  Partnership

                                                     By: Liberty Property Trust,
                                                         its general partner

                                                      By: ______________________
                                                          Name:
                                                          Title:

                         [ATTACH COMPLIANCE CERTIFICATE]

----------
(7/) For Loans denominated in Alternative Currency.

                                                                       EXHIBIT C

                         FORM OF COMPLIANCE CERTIFICATE

                      Liberty Property Limited Partnership
                            500 Chesterfield Parkway
                                Malvern, PA 19355

                                                                          [Date]

      Liberty Property Trust, general partner of Liberty Property Limited Partnership (the "BORROWER"), hereby certifies as of the date hereof the following:

      1. No Defaults. The Responsible Officer signing this Compliance Certificate on behalf of the Borrower has read a copy of the Amended and Restated Credit Agreement dated as of December __, 2005 (as amended, restated, replaced, supplemented or modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, Liberty Property Trust (the "COMPANY"), Bank of America, N.A., the other lending institutions party thereto, and BANK OF AMERICA, N.A., as administrative agent (the "AGENT"). Terms used herein and not otherwise defined herein shall have the meanings set forth in Section 1.1 of the Credit Agreement. No Default is continuing in the performance or observance of any of the covenants, terms or provisions of the Credit Agreement or any of the other Loan Documents. Without limiting the foregoing, the Borrower has not taken any actions which are prohibited by the negative covenants set forth in Section 8 of the Credit Agreement. Attached hereto as Appendix I are all relevant calculations needed to determine whether the Borrower is in compliance with
Section 9.1 through Section 9.6, inclusive, and Section 8.2(g), and Section 8.6 of the Credit Agreement as of the end of the most recently completed fiscal quarter (except that in the case of Compliance Certificates delivered pursuant to Section 2.5(a), Section 2.10(k), Section 11.1 or Section 7.13, the calculations determining compliance with Section 9.1, Section 9.2 and Section
9.3 have been computed on a pro forma basis after giving effect to the proposed transaction and, if the list of Unencumbered Properties and Unencumbered Development Properties attached hereto has been updated since the list attached to the most recent Compliance Certificate delivered pursuant to Section 7.4(d), Value of All Unencumbered Properties and Unencumbered Net Operating Income have been computed on the basis of such updated list).

      2. No Material Changes, Etc. Except as disclosed on Appendix II hereto, since the Balance Sheet Date, there has been no event or circumstance in the business, operations, financial or other conditions or prospects of the Borrower, the Company or any other Related Company, that has had or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

      3. No Materially Adverse Contracts, Etc. Neither the Borrower nor the Company is subject to any charter, corporate, trust, partnership or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected, in the reasonable judgment of the Company's officers, in the future to have a Materially Adverse Effect. Neither the Borrower nor the Company is a party to any contract or agreement that has or is expected, in the reasonable judgment of the Company's officers, to have a Materially Adverse Effect.

      4. [Include for Compliance Certificates delivered pursuant to Section 7.4(d) and Section 7.13 and for other Compliance Certificates as described in
Section 5.1]. Attached hereto as Appendix III is a list of the Unencumbered Properties as of _____________. The Borrower certifies that each of the Real Estate Assets listed on Appendix III satisfied on said date, each of the conditions set forth in the definition of Unencumbered Property, except to the extent that waivers may have been granted pursuant to Section 5.2. Appendix III lists for each Unencumbered Property, its street address, name of the owner, number of square feet and number of leased square feet.

                                            LIBERTY PROPERTY LIMITED PARTNERSHIP

                                              By: LIBERTY PROPERTY TRUST,
                                                  its general partner

                                                By: _______________________
                                                   Name:
                                                   Title:

                                                                       EXHIBIT D

                         FORM OF SWINGLINE LOAN REQUEST

                      Liberty Property Limited Partnership
                            500 Chesterfield Parkway
                                Malvern, PA 19355

                                                                          [Date]

Bank of America, N.A., as Agent
901 Main Street, 14th Floor
Dallas, Texas 75202-3714
Attention: Nora Taylor (Fax: (214) 290-9673)

Ladies and Gentlemen:

      Re: Swingline Loan Request under Amended and Restated Credit Agreement dated as of December [ ], 2005

      Pursuant to Section 2.8(b) of the Amended and Restated Credit Agreement, dated as of December __, 2005, among, Liberty Property Limited Partnership, a Pennsylvania limited partnership (the "BORROWER"), Liberty property Trust, a Maryland trust, Bank of America, N.A. and the other lending institutions which are or may become parties thereto from time to time (the "LENDERS"), and Bank of America, N.A., as administrative agent for itself and the other Lenders (the "AGENT") (as amended, restated, replaced, supplemented or otherwise modified, the "CREDIT AGREEMENT"), we hereby request that the Swingline Lender make a Swingline Loan as follows:

      (i) Principal amount requested: $__________

      (ii) Proposed Borrowing Date: __________

      This Swingline Loan Request is submitted pursuant to, and shall be governed by, and subject to satisfaction of, the terms, conditions and provisions set forth in Section 2.8 of the Credit Agreement. As provided therein, all Swingline Loans are Prime Rate Loans.

      The undersigned hereby further certifies to you that it is in compliance with the covenants specified in Section 9.1 through Section 9.6 of the Credit Agreement, and will remain in compliance with such covenants after the making of the requested Swingline Loan. The Borrower also certifies that after giving full effect to the requested Loans the aggregate principal amount of all outstanding Swingline Loans is less than or equal to $50,000,000.

      We also understand that if you grant this request this request obligates us to accept the requested Swingline Loan on such date. All terms defined in the Credit Agreement and used herein without definition shall have the meanings set forth in Section 1.1 of the Credit Agreement.

      The undersigned hereby certifies to you, in accordance with the provisions of Section 11.1 of the Credit Agreement, that (i) the representations and warranties contained in the Credit Agreement and in each document and instrument delivered pursuant to or in connection therewith were true as of the date as of which they were made, are also true at and as of the date hereof, and will also be true at and as of the proposed Borrowing Date of the Swingline Loan requested hereby, in each case except as otherwise permitted pursuant to the provisions of
Section 11.1 of the Credit Agreement, (ii) the Borrower has performed and complied with all terms and conditions required by Section 11.1 of the Credit Agreement to be performed by it on or prior to the Borrowing Date, and (iii) no Default or Event of Default has occurred and is continuing, or will occur as a result of the making of the Loan requested herein.

                                            Very truly yours,

                                            Liberty Property Limited Partnership

                                               By: Liberty Property Trust,
                                                   its general partner

                                                  By: ______________________
                                                      Name:
                                                      Title:

                                                                       EXHIBIT E

                                     FORM OF
                            ASSIGNMENT AND ACCEPTANCE

                                                                         [Dated]

      This Assignment and Acceptance (the "ASSIGNMENT AND ACCEPTANCE") is dated as of the effective date set forth below (the "EFFECTIVE DATE") and is entered into by and between ________________________ (the "ASSIGNOR") and _________________________ (the "ASSIGNEE"). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the "CREDIT AGREEMENT"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full.

      For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Agent (as contemplated below), (i) all of the Assignor's rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including without limitation any letters of credit and swingline loans included in such facilities), and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the "ASSIGNED INTEREST"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by the Assignor.

1.   Assignor:

2.   Assignee:    _____________________________________
                  [and is an Affiliate/Approved Fund of ______________(1)]

3.   Borrower:    Liberty Property Limited Partnership

4.   Agent:       Bank of America, N.A., as administrative agent under the
                  Credit Agreement

----------
(1) Select Lender as applicable.

5.   Credit Agreement:    The Amended and Restated Credit Agreement, dated as of
                          December __, 2005, by and among Liberty Property
                          Limited Partnership (the "BORROWER"), Liberty Property
                          Trust, Bank of America, N.A., the other lenders party thereto (the "LENDERS"), and the Agent.

6.   Assigned Interest:   _______________________

                        Dollar Equivalent of and
                          Alternative Currency      Dollar Equivalent of
                          Aggregate Amount of         and Alternative
                        Commitment/Loans for all     Currency Amount of       Percentage
                         Lenders (including any       Commitment/Loans        Assigned of
Facility Assigned      Letter of Credit Draws) *        Assigned  *       Commitment/Loans(2)  CUSIP Number
---------------------  ---------------------------  --------------------  -------------------  ------------
Tranche A Commitment     $                             $                        ________%

Tranche B Commitment     $                             $                        ________%

Tranche A Loans

    Prime Rate Loans     $                             $                        ________%

    LIBOR Rate Loans     $                             $                        ________%

Tranche B Loans

    Prime Rate Loans     $                             $                        ________%

                         $                             $
    Eurocurrency Rate    (euro)                        (euro)                   ________%
    Loans                (pound)                       (pound)

----------
* Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

(2) Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

                          $         $
Competitive Bid Loans     (euro)    (euro)    _______%
                          (pound)   (pound)

                          $         $
Letter of Credit          (euro)    (euro)    _______%
participations interest   (pound)   (pound)

                          $         $
Swingline Loan                                _______%
participations interest

[7. Trade Date: ______________](3)

Effective Date: _____________ ___, 20___ [TO BE INSERTED BY AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Acceptance are hereby agreed to:

                                    ASSIGNOR
                                    ------------------
                                    [NAME OF ASSIGNOR]

                                    By: ______________________________
                                        Name:
                                        Title:

                                    ASSIGNEE
                                    -------------------
                                    [NAME OF ASSIGNEE]

                                    By: ______________________________
                                        Name:
                                        Title:

----------
(3) To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

Consented to and Accepted:

BANK OF AMERICA, N.A.,
acting in its capacity as Agent

By: ________________________________
    Name:
    Title:

BANK OF AMERICA, N.A.,
acting in its capacity as L/C Issuer

By: ________________________________
    Name:
    Title:

[Consented to:

LIBERTY PROPERTY LIMITED PARTNERSHIP,

       By:  Liberty Property Trust,
            its general partner

            By: ____________________________
                Name:
                Title:](4)

----------
(4) To the extent required under the Credit Agreement.

                                                                         ANNEX 1

                        STANDARD TERMS AND CONDITIONS FOR
                            ASSIGNMENT AND ACCEPTANCE

            1. Representations and Warranties.

            1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and
(iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, Liberty Property Trust (the "COMPANY"), any other Guarantor, or any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, the Company, any Guarantor, or any of their Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

            1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements of an Eligible Assignee under the Credit Agreement (subject to the receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.4 and Section 7.4 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance, and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Agent or any other Lender, (v) if it is a Lender which is not a "United States person" for United States federal income tax purposes, attached to this Assignment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee, and (vi) if the Assignee is not already a Lender under the Credit Agreement, attached to this Assignment and Acceptance is an administrative questionnaire, in a form acceptable to the Agent, duly completed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and
(ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

            2. Payments. From and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts, which have accrued to, but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

                                                                       EXHIBIT F

                        FORM OF LETTER OF CREDIT REQUEST

                      Liberty Property Limited Partnership
                            500 Chesterfield Parkway
                                Malvern, PA 19355

                                                                          [Date]

Trade Finance Operations
1 Fleet Way, 2nd Floor
(Fax: (800) 755-8743)
Scranton, PA  19507
Charlotte, North Carolina  28255-0001

Bank of America, N.A., as Agent
901 Main Street, 14th Floor
Dallas, Texas 75202-3714
Attention: Nora Taylor (Fax: (214) 290-9673)

Ladies and Gentlemen:

      Re: Letter of Credit Request under the Amended and Restated Credit Agreement dated as of December [ ], 2005

      Pursuant to Section 2.9 of the Amended and Restated Credit Agreement, dated as of December __, 2005, among you, the lending institutions which are or may become parties thereto from time to time, other parties thereto, and us (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), we hereby request that you issue a Letter of Credit as follows:

      (i)   Name and address of beneficiary: ______________

      (ii)  Face amount: [$][(euro)][(pound)] ____________

      (iii) Proposed Issuance Date:______________________________

            Proposed Expiration Date(1):___________________________

      (iv) Other terms and conditions as set forth in the proposed form of Letter of Credit attached hereto.

      (v)   Purpose of Letter of Credit: _______________

----------
(1) Each Letter of Credit shall have an initial term of not more than one (1) year, and shall expire no later than fifteen (15) days (thirty (30) days in the case of a Letter of Credit denominated in Alternative Currency) prior to the Maturity Date, except as otherwise provided in the Credit Agreement.

      This Letter of Credit Request is submitted pursuant to, and shall be governed by, and subject to satisfaction of, the terms, conditions and provisions set forth in Section 2.9 of the Credit Agreement.

      The undersigned hereby certifies to you that it is in compliance with the covenants specified in Section 9.1 through Section 9.6 of the Credit Agreement, and will remain in compliance with such covenants after the outstanding balance of the Loans is adjusted to include the face amount of the requested Letter of Credit.

      Pursuant to Section 2.9(a) of the Credit Agreement, the undersigned hereby further certifies that after giving effect to all Letters of Credit (i) the sum of the outstanding Tranche A Letter of Credit Obligations and the Dollar Equivalent of the Tranche B Letter of Credit Obligations does not exceed fifty million dollars ($50,000,000); (ii) the Dollar Equivalent of the aggregate Credit Exposure of all the Lenders does not exceed the Maximum Credit Amount;
(iii) the sum of the outstanding Tranche A Obligations and the Tranche A Letter of Credit Obligations does not exceed the Tranche A Commitments; and (iv) the sum of the Dollar Equivalent of the outstanding Tranche B Obligations and the Dollar Equivalent of the outstanding Tranche B Letter of Credit Obligations does not exceed the Tranche B Commitments.

      We also understand that if you grant this request this request obligates us to accept the requested Letter of Credit and pay the issuance fee and Letter of Credit fee as required by Section 2.9(c). All terms defined in the Credit Agreement and used herein without definition shall have the meanings set forth in Section 1.1 of the Credit Agreement.

      The undersigned hereby certifies to you, in accordance with the provisions of Section 11.1 of the Credit Agreement, that (i) the representations and warranties contained in the Credit Agreement and in each document and instrument delivered pursuant to or in connection therewith were true as of the date as of which they were made, are also true at and as of the date hereof, and will also be true at and as of the proposed issuance date of the Letter of Credit requested hereby, in each case except as otherwise permitted pursuant to the provisions of Section 11.1 of the Credit Agreement, (ii) the Borrower has performed and complied with all terms and conditions required by Section 11.1 of the Credit Agreement to be performed by it on or prior to the issuance date of this Letter of Credit, (iii) and no Default or Event of Default has occurred and is continuing, or will occur as a result of the issuance of the Letter of Credit requested herein.

                                            Very truly yours,

                                            Liberty Property Limited Partnership

                                                By:  Liberty Property Trust,
                                                     its general partner

                                                   By: ________________________
                                                       Name:
                                                       Title:

              [ATTACH LETTER OF CREDIT APPLICATION, IF APPLICABLE]

                                                                       EXHIBIT G

                        FORM LETTER OF CREDIT APPLICATION

                                                                       EXHIBIT H

                      FORM OF COMPETITIVE BID QUOTE REQUEST

                      Liberty Property Limited Partnership
                            500 Chesterfield Parkway
                                Malvern, PA 19355

                                                                          [Date]

Bank of America, N.A., as Agent
901 Main Street, 14th Floor
Dallas, Texas 75202-3714
Attention: Nora Taylor (Fax: (214) 290-9673)

Ladies and Gentlemen:

      Re: Competitive Bid Quote Request under Amended and Restated Credit Agreement dated as of December [ ],2005

      Pursuant to Section 2.10 of the Amended and Restated Credit Agreement, dated as of December __, 2005 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Liberty Property Limited Partnership, a Pennsylvania limited partnership (the "BORROWER"), Liberty property Trust, a Maryland trust, Bank of America, N.A. and the other lending institutions which are or may become parties thereto from time to time (the "LENDERS"), and Bank of America, N.A., as administrative agent for itself and the other Lenders (the "AGENT"), we hereby request that the Agent obtain quotes for Competitive Bid Loans based upon the following:

      1. The requested Borrowing Date(s), amounts and Interest Periods of the Competitive Bid Loans shall be as follows:

Borrowing Dates     Amount in the requested currency (1)    Interest Period
---------------     ------------------------------------    ---------------
---------------     ------------------------------------    ---------------
---------------     ------------------------------------    ---------------

      2. The aggregate amount of the requested Competitive Bid Loans shall be the Dollar Equivalent of $_______.

      3. Dollar Equivalent of all Competitive Bid Loans currently outstanding is $__________.

----------
(1) The Dollar Equivalent of any requested Competitive Bid Loan shall be in a minimum amount of $5,000,000 and integral multiples of $1,000,000.

      4. Type of Loan requested: _______________.

      6. [Tranche B Availability: _______________.](2)

      This Competitive Bid Quote Request is submitted pursuant to, and shall be governed by, and subject to satisfaction of, the terms, conditions and provisions set forth in Section 2.10 of the Credit Agreement. The undersigned hereby certifies to you that the Borrower maintains the required ratings from the Ratings Agencies to request a Competitive Bid Loan under the Credit Agreement in accordance with Section 2.10(a).

      The undersigned hereby further certifies to you that it is in compliance with the covenants specified in Section 9.1 through Section 9.6 of the Credit Agreement, and will remain in compliance with such covenants after the making of the requested Competitive Bid Loans, as evidenced by a Compliance Certificate in the form of Exhibit C to the Credit Agreement of even date herewith delivered to you simultaneously with this Competitive Bid Quote Request.

      The undersigned hereby certifies to you, in accordance with the provisions of Section 11.1 of the Credit Agreement, that (i) the representations and warranties contained in the Credit Agreement and in each document and instrument delivered pursuant to or in connection therewith were true as of the date as of which they were made, are also true at and as of the date hereof, and will also be true at and as of the proposed Borrowing Date of the Competitive Bid Loans requested hereby, in each case except as otherwise permitted pursuant to the provisions of Section 11.1 of the Credit Agreement, (ii) the Borrower has performed and complied with all the terms and conditions required by Section
11.1 of the Credit Agreement to be performed by it on or prior to the Borrowing Date, and (iii) no Default or Event of Default has occurred and is continuing, or will occur as a result of making the Loans requested herein.

                                            Very truly yours,

                                            Liberty Property Limited Partnership

                                              By: Liberty Property Trust,
                                                  its general partner

                                                  By: ______________________
                                                      Name:
                                                      Title:

                         [ATTACH COMPLIANCE CERTIFICATE]

----------
(2) Include for Alternative Currency Loans.

                                                                       EXHIBIT I

                  FORM OF INVITATION FOR COMPETITIVE BID QUOTES

                                                               ___________, 20__

To: Each Lender that is a party to the Amended and Restated Credit Agreement identified below

Re:   Invitation for Competitive Bid Quotes

      Reference is hereby made to that certain Amended and Restated Credit Agreement, dated as of December __, 2005 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Liberty Property Limited Partnership, a Pennsylvania limited partnership (the "BORROWER"), Liberty property Trust, a Maryland trust, Bank of America, N.A. and the other lending institutions which are or may become parties thereto from time to time (the "LENDERS"), and Bank of America, N.A., as administrative agent for itself and the other Lenders (the "AGENT"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

      Pursuant to Section 2.10 of the Credit Agreement, you are invited to submit a competitive bid quote to the Borrower for the following proposed Competitive Bid Loan(s):

Requested Borrowing Date       Principal Amount       Interest Period
------------------------       ----------------       ---------------
------------------------       ----------------       ---------------
------------------------       ----------------       ---------------

      All Competitive Bid Quotes should specify a Competitive Bid margin and must be submitted to the Agent by facsimile transmission at its offices as specified in or pursuant to Section 19 of the Credit Agreement not later than
(a) 10:00 a.m.(eastern time) on the third Business Day prior to the proposed Borrowing Date (five (5) Business Days in the case of a request for a Competitive Bid Quote denominated in Alternative Currency). Quotes received after these deadlines will not be forwarded to the Borrower.

      Submitted bids must be for the Dollar Equivalent of $1,000,000 or a larger multiple of $500,000 and may not exceed the aggregate principal amount of Competitive Bid Loans for which offers were requested. All Competitive Bid Quotes should be submitted in substantially the form of Exhibit J to the Credit Agreement. Please follow-up your submitted written bids with telephone verification to confirm receipt.

                                                 Very truly yours,

                                                 Bank of America, N.A., as Agent

                                                 By:_________________________

                                                                       EXHIBIT J

                          FORM OF COMPETITIVE BID QUOTE

                                                                          [Date]

Bank of America, N.A., as Agent
901 Main Street, 14th Floor
Dallas, Texas 75202-3714
Attention: Nora Taylor (Fax: (214) 290-9673)

Ladies and Gentlemen:

      Re: Competitive Bid Quote to Liberty Property Limited Partnership

      This Competitive Bid Quote is given in accordance with Section 2.10 of the Amended and Restated Credit Agreement, dated as of December __, 2005 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Liberty Property Limited Partnership, a Pennsylvania limited partnership (the "BORROWER"), Liberty property Trust, a Maryland trust, Bank of America, N.A. and the other lending institutions which are or may become parties thereto from time to time (the "LENDERS"), and Bank of America, N.A., as administrative agent for itself and the other Lenders (the "AGENT"). Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

      In response to the Competitive Bid Quote Request of the Borrower, dated ________________, 20_, we hereby make the following Competitive Bid Quote on the following terms:

      1. Quoting Lender:_______________________________________________

      2. Person to contact at Quoting Lender: _________________________

      3. Borrowing Date:_______________________________________________

      4. We hereby offer to make Competitive Bid Loan(s) in the following maximum principal amounts for the following Interest Period(s) and at the following rates:

Maximum Principal Amount(1)
  [$] [(euro)] [(pound)]      Interest Period    Competitive Bid Margin
---------------------------   ---------------    ----------------------
---------------------------   ---------------    ----------------------
---------------------------   ---------------    ----------------------

----------
(1) The Dollar Equivalent of such amount shall be a minimum of $1,000,000 and an integral multiple of $500,000 and may be greater than the Commitment of the Quoting Lender.

      We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligate(s) us to make the Competitive Bid Loan(s) for which any offer(s) [is][are] accepted, in whole or in part.

                                                     Very truly yours,

                                                     [NAME OF LENDER]

                                                     By:________________________
                                                        Name:
                                                        Title:

                                                                       EXHIBIT K

                         FORM OF NOTICE OF ACCEPTANCE OR
                   NON-ACCEPTANCE OF COMPETITIVE BID QUOTE(S)

                                                                          [Date]

Bank of America, N.A., as Agent
901 Main Street, 14th Floor
Dallas, Texas 75202-3714
Attention: Nora Taylor (Fax: (214) 290-9673)

Ladies and Gentlemen:

      Under Section 2.10 of the Amended and Restated Credit Agreement, dated as of December __, 2005 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Liberty Property Limited Partnership, a Pennsylvania limited partnership (the "BORROWER"), Liberty property Trust, a Maryland trust, Bank of America, N.A. and the other lending institutions which are or may become parties thereto from time to time (the "LENDERS"), and Bank of America N.A., as administrative agent for itself and the other Lenders (the "AGENT"), this response is given with respect to the Competitive Bid Loan Quotes for Loans to be made on the following Requested Borrowing Date: [_______ __, 20_]

      Liberty Property Limited Partnership hereby accepts the following Competitive Bid Quote(s):

                                Competitive Bid
Lender     Borrowing Date            Margin              Interest Period       Principal Amount Accepted
------     --------------       ---------------          ---------------       -------------------------
------     --------------       ---------------          ---------------       -------------------------
------     --------------       ---------------          ---------------       -------------------------
------     --------------       ---------------          ---------------       -------------------------
------     --------------       ---------------          ---------------       -------------------------

      Liberty Property Limited Partnership hereby rejects the following Competitive Bid Quote(s):

                                Competitive Bid
Lender     Borrowing Date            Margin              Interest Period       Principal Amount Accepted
------     --------------       ---------------          ---------------       -------------------------
------     --------------       ---------------          ---------------       -------------------------
------     --------------       ---------------          ---------------       -------------------------
------     --------------       ---------------          ---------------       -------------------------

      The accepted and rejected competitive Bid Quotes described above constitute all Competitive Bid Quotes submitted by the Lenders in accordance with Section 2.10 of the Credit Agreement.

                                            Very truly yours,

                                            Liberty Property Limited Partnership

                                                   By: Liberty Property Trust,
                                                       its general partner

                                                     By: _______________________
                                                         Name:
                                                         Title:

                                                                       EXHIBIT L

                            FORM OF JOINDER AGREEMENT

                                                                          [Date]

Bank of America, N.A., as Agent
Independence Center
101 North Tyron Street
Charlotte, North Carolina 28255-001
Attention: Cindy Fisher (Fax: (704) 409-0180)

      Reference is made to the Amended and Restated Credit Agreement, dated as of December __, 2005 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Liberty Property Limited Partnership, a Pennsylvania limited partnership (the "BORROWER"), Liberty property Trust, a Maryland trust, Bank of America, N.A. and the other lending institutions which are or may become parties thereto from time to time (the "LENDERS"), and Bank of America, N.A., as administrative agent for itself and the other Lenders (the "AGENT"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

      Reference is further made to the Guaranty, dated as of December __, 2005, by the Guarantors in favor of the Agent and the Lenders (the "GUARANTY"):

      The undersigned, ________________, a ________________ ("NEW GUARANTOR")
certifies that it is a Related Company that is at least 85% owned by the Borrower. In order that Real Estate Assets owned by the New Guarantor may be eligible to satisfy the requirements contained in the definitions of Unencumbered Property and Unencumbered Development Property in Section 1.1 of the Agreement, and for other good and valuable consideration, the New Guarantor hereby agrees to be bound as a Guarantor by all of the terms, covenants and conditions set forth in the Agreement and the Guaranty to the same extent that it would have been bound if it had been a signatory to the Agreement and the Guaranty on the Effective Date of the Agreement. The New Guarantor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Guarantor contained in the Credit Agreement. From and after the date hereof, all references in the Loan Documents to the "Guarantors" shall for all purposes be deemed to include the undersigned.

      The New Guaranty hereby waives presentment, demand, protest and notice of any kind in connection with the delivery, acceptance, performance and enforcement of the Guaranty, and also hereby assents to extensions of time of payment or forbearance or other indulgences without notice.

      This Joinder Agreement and the obligations of the New Guarantor hereunder shall be governed by, interpreted and construed in accordance with all of the same provisions applicable under the Credit Agreement and the Guaranty including, without limitation, all definitions set forth in Section 1.1, the rules of interpretation set forth in Section 1.2, the provisions relating to governing law set forth in Section 20, the provisions relating to counterparts in Section 22 and the provision relating to severability in Section 26. The New Guarantor acknowledges that it has waived its right to a jury trial with respect to any action or claim arising out of this Joinder Agreement, the Credit Agreement and the Guaranty.

      IN WITNESS WHEREOF, the New Guarantor has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the _________________ day of ____________, 20_.

                                                 [Name of New Guarantor]

                                                 By:____________________________
                                                 Name:
                                                 Title:

                                                                       EXHIBIT M

                                FORM OF GUARANTY

      Guaranty, dated as of December [__], 2005, by and among the undersigned and such other Persons which may become party hereto from time to time by executing a joinder (in the form of Appendix 1 hereto) (each a "GUARANTOR" and collectively the "GUARANTORS"), in favor of each of the Lenders (as defined herein) and Bank of America, N.A., as administrative agent (the "AGENT") for itself and for the other financial institutions (the "LENDERS") which are or may become parties to the Amended and Restated Credit Agreement, dated as of December [__], 2005, among Liberty Property Limited Partnership, a Maryland limited partnership (the "BORROWER"), Liberty Property Trust, the Agent, and the Lenders (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

      WHEREAS, the Borrower, the Agent, the Lenders and the other parties thereto have entered into the Credit Agreement;

      WHEREAS, the Borrower and each Guarantor are members of a group of related entities, the success of each of which is dependent in part on the success of the other members of such group;

      WHEREAS, each Guarantor expects to receive substantial direct and indirect benefits from the extensions of credit to the Borrower by the Lenders pursuant to the Credit Agreement (which benefits are hereby acknowledged);

      WHEREAS, it is a condition precedent to the Agent's and the Lenders' willingness to extend, and to continue to extend, credit to the Borrower under the Credit Agreement that each Guarantor execute and deliver this Guaranty; and

      WHEREAS, each Guarantor wishes to guaranty the Borrower's obligations to the Lenders and the Agent under and in respect of the Credit Agreement as herein provided.

      NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1. Guaranty of Payment and Performance of Obligations. In consideration of the Lenders' extending credit or otherwise in their discretion giving time, financial or banking facilities or accommodations to the Borrower, each Guarantor hereby jointly and severally, absolutely, irrevocably and unconditionally guarantees to the Agent and each Lender that the Borrower will duly and punctually pay or perform, at the place specified therefor, or if no place is specified, at the Agent's Head Office, (i) all indebtedness, obligations and liabilities of the Borrower to any of the Lenders and the Agent, individually or collectively, under the Credit Agreement or any of the other Loan Documents or in respect of any of the Loans or the Notes or other instruments at any time evidencing any thereof, whether existing on the date of the Credit Agreement or arising or incurred thereafter, direct or indirect, secured or unsecured, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, arising by contract, operation of law or otherwise, including all such which would become due but for the operation of the automatic stay pursuant to Section 362(a) of the Federal Bankruptcy Code and the operation of Sections 502(b) and 506(b) of the Federal Bankruptcy Code; and (ii) without limitation of tHe foregoing, all reasonable fees, costs and expenses incurred by the Agent or the Lenders in attempting to collect or enforce any of the foregoing, accrued in each case to the date of payment hereunder (collectively the "OBLIGATIONS" and individually an "OBLIGATION"). This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance by the Borrower of the Obligations and not of their collectibility only, and is in no way conditioned upon any requirement that any Lender or the Agent first attempt to collect any of the Obligations from the Borrower or resort to any security or other means of obtaining payment of any of the Obligations which any Lender or the Agent now has or may acquire after the date hereof or upon any other contingency whatsoever. Upon any Event of Default which is continuing by the Borrower in the full and punctual payment and performance of the Obligations, the liabilities and obligations of each Guarantor hereunder shall, at the option of the Agent, become forthwith due and payable to the Agent and to the Lender or Lenders owed the same without demand or notice of any nature, all of which are expressly waived by each Guarantor, except for notices required to be given to the Borrower under the Loan Documents. Payments by the Guarantors hereunder may be required by any Lender or the Agent on any number of occasions.

      2. Guarantor's Further Agreements to Pay. Each Guarantor further jointly and severally agrees, as the principal obligor and not as a guarantor only, to pay to each Lender and the Agent forthwith upon demand, in funds immediately available to such Lender or the Agent, all costs and expenses (including court costs and legal fees and expenses) incurred or expended by the Agent or such Lender in connection with this Guaranty and the enforcement hereof, together with interest on amounts recoverable under this Guaranty from the time after such amounts become due at the default rate of interest set forth in the Credit Agreement; provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

      3. Payments. Each Guarantor jointly and severally covenants and agrees that the Obligations will be paid strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any Lender with respect thereto. Without limiting the generality of the foregoing, each Guarantor's obligations hereunder with respect to any Obligation shall not be discharged by a payment in a currency other than the currency in which the Obligation is denominated (the "OBLIGATION CURRENCY") or at a place other than the place specified for the payment of the Obligation, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to the Obligation Currency and transferred to the Agent's Head Office, under normal banking procedures does not yield the amount of Obligation Currency due thereunder.

      4. Taxes. All payments hereunder shall be made without any counterclaim or set-off, free and clear of, and without reduction by reason of, any taxes, levies, imposts, charges and withholdings, restrictions or conditions of any nature ("TAXES"), which are now or may hereafter be imposed, levied or assessed by the United States or any political subdivision or taxing authority thereof (or any non-United States jurisdiction in which there is Real Estate) on payments hereunder, all of which will be for the account of and paid by the Guarantors. If for any reason, any such reduction is made or any Taxes are paid by the Agent or any Lender (except for taxes on income or profits of such Agent or Lender), each Guarantor jointly and severally agrees to pay to the Agent or such Lender such additional amounts as may be necessary to ensure that the Agent or such Lender receives the same net amount which it would have received had no reduction been made or Taxes paid.

      5. Consent to Jurisdiction. Each Guarantor agrees that any suit for the enforcement of this Guaranty or any of the other Loan Documents may be brought in the courts of the State of New York sitting in New York, New York or any federal court sitting in New York, New York and consents to the non-exclusive jurisdiction of such courts and the service of process in any such suit being made upon such Guarantor by mail at the address specified herein. Except to the extent such waiver is expressly prohibited by law, each Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

      6. Liability of each Guarantor. The Agent and each Lender have and shall have the absolute right to enforce the liability of each Guarantor hereunder without resort to any other right or remedy including any right or remedy under any other guaranty or against any other Guarantor, and the release or discharge of any Guarantor or other guarantor of any Obligations shall not affect the continuing liability of each Guarantor hereunder that has not been released or discharged.

      It is the intention and agreement of each Guarantor, the Agent and the Lenders that the obligations of each Guarantor under this Guaranty shall be joint and several and valid and enforceable against each Guarantor to the maximum extent permitted by applicable law. Accordingly, if any provision of this Guaranty creating any obligation of any Guarantor in favor of the Agent and the Lenders shall be declared to be invalid or unenforceable in any respect or to any extent, it is the stated intention and agreement of the Guarantors, the Agent and the Lenders that any balance of the obligation created by such provision and all other obligations of each of the other Guarantors to the Agent and the Lenders created by other provisions of this Guaranty shall remain valid and enforceable. Likewise, if by final order a court of competent jurisdiction shall declare any sums which the Agent or the Lenders may be otherwise entitled to collect from any Guarantor under this Guaranty to be in excess of those permitted under any law (including any federal or state fraudulent conveyance or like statute or rule of law) applicable to such Guarantor's obligations under this Guaranty, it is the stated intention and agreement of the Guarantors, the Agent and the Lenders that all sums not in excess of those permitted under such applicable law shall remain fully collectible by the Agent and the Lenders from each of the other Guarantors, jointly and severally.

      7. Representations and Warranties; Covenants. (a) Each Guarantor hereby makes and confirms the representations and warranties made on its behalf by the Borrower pursuant to Section 6 of the Credit Agreement, as if such representations and warranties were set forth herein. Each Guarantor hereby agrees to perform the covenants set forth in Sections 7 and 8 of the Credit Agreement (to the extent such covenants expressly apply to the Guarantor) as if such covenants were set forth herein. Each Guarantor acknowledges that it is, on a collective basis with the Borrower and all other "Guarantors" (as defined in the Credit Agreement), bound by the covenants set forth in Section 9 of the Credit Agreement. Each Guarantor hereby confirms that it shall be bound by all acts or omissions of the Borrower pursuant to the Credit Agreement.

            (b) Each Guarantor is a limited liability company, limited partnership, corporation, or other legal entity, as applicable, duly formed or organized, validly existing and in good standing under the laws of the state of its formation or organization and each other state in which its business necessitates it to foreign qualify; each Guarantor has all requisite limited liability company, limited partnership, corporate or other legal entity power, as applicable, to own its respective properties and conduct its respective business as now conducted and as presently contemplated; and such Guarantor is in good standing as a foreign entity and is duly authorized to do business in the jurisdictions where the Unencumbered Properties or other Real Estate owned or ground-leased by it are located and in each other jurisdiction where such qualification is necessary except where a failure to be so qualified in such other jurisdiction would not have a materially adverse effect on any of its businesses, assets or financial condition. The execution, delivery and performance of this Guaranty and the transactions contemplated hereby (i) are within the authority of such Guarantor, (ii) have been duly authorized by all necessary proceedings on the part of such Guarantor and any member, manager, or other controlling Person thereof, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to such Guarantor, (iv) do not conflict with any provision of the Certificate of Organization or Formation, the limited liability company agreement, articles of incorporation, bylaws, or other authority documents of such Guarantor or the authority documents of any controlling Person thereof, and (v) do not contravene any provisions of, or constitute a default, Default or Event of Default hereunder or a failure to comply with any term, condition or provision of, any other agreement, instrument, judgment, order, decree, permit, license or undertaking binding upon or applicable to such Guarantor or any of such Guarantor's properties (except for any such failure to comply under any such other agreement, instrument, judgment, order, decree, permit, license, or undertaking as would not materially and adversely affect the condition (financial or otherwise), properties, business or results of operations of such Guarantor) or result in the creation of any mortgage, pledge, security interest, lien, encumbrance or charge upon any of the properties or assets of such Guarantor.

            (c) The Guaranty has been duly executed and delivered and constitutes the legal, valid and binding obligations of each Guarantor, subject only to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and general equitable principles.

            (d) The execution, delivery and performance by each Guarantor of this Guaranty and the transactions contemplated hereby do not require (i) the approval or consent of any governmental agency or authority other than those already obtained, or (ii) filing with any governmental agency or authority, other than filings which will be made with the SEC when and as required by law.

      8. Effectiveness. The obligations of each Guarantor under this Guaranty shall continue in full force and effect and shall remain in operation until all of the Obligations shall have been paid in full or otherwise fully satisfied, and continue to be effective or be reinstated, as the case may be, if at any time payment or other satisfaction of any of the Obligations is rescinded or must otherwise be restored or returned upon the bankruptcy, insolvency, or reorganization of the Borrower, or otherwise, as though such payment had not been made or other satisfaction occurred. No invalidity, irregularity or unenforceability of the Obligations by reason of applicable bankruptcy laws or any other similar law, or by reason of any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect the Obligations, shall impair, affect, be a defense to or claim against the obligations of any Guarantor under this Guaranty.

      9. Freedom of Lender to Deal with Borrower and Other Parties. The Agent and each Lender shall be at liberty, without giving notice to or obtaining the assent of any Guarantor and without relieving any Guarantor of any liability hereunder, to deal with the Borrower and with each other party who now is or after the date hereof becomes liable in any manner for any of the Obligations, in such manner as the Agent or such Lender in its sole discretion deems fit, and to this end each Guarantor gives to the Agent and each Lender full authority in its sole discretion to do any or all of the following things: (a) extend credit, make loans and afford other financial accommodations to the Borrower at such times, in such amounts and on such terms as the Agent or such Lender may approve, (b) vary the terms and grant extensions of any present or future indebtedness or obligation of the Borrower or of any other party to the Agent or such Lender, (c) grant time, waivers and other indulgences in respect thereto,
(d) vary, exchange, release or discharge, wholly or partially, or delay in or abstain from perfecting and enforcing any security or guaranty or other means of obtaining payment of any of the Obligations which the Agent or any Lender now has or may acquire after the date hereof, (e) accept partial payments from the Borrower or any such other party, (f) release or discharge, wholly or partially, any endorser or guarantor, and (g) compromise or make any settlement or other arrangement with the Borrower or any such other party.

      10. Unenforceability of Obligations Against Borrower; Invalidity of Security or Other Guaranties. If for any reason the Borrower has no legal existence or are under no legal obligation to discharge any of the Obligations undertaken or purported to be undertaken by it or on its behalf, or if any of the moneys included in the Obligations have become irrecoverable from the Borrower by operation of law or for any other reason, this Guaranty shall nevertheless be binding on each Guarantor to the same extent as if such Guarantor at all times had been the principal debtor on all such Obligations. This Guaranty shall be in addition to any other guaranty or other security for the Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security.

      11. Waivers by Guarantor. Each Guarantor waives notice of acceptance hereof, notice of any action taken or omitted by the Agent or any Lender in reliance hereon, and any requirement that the Agent or any Lender be diligent or prompt in making demands hereunder, giving notice of any default by the Borrower or asserting any other rights of the Agent or any Lender hereunder. Each Guarantor also irrevocably waives, to the fullest extent permitted by law, all defenses in the nature of suretyship that at any time may be available in respect of such Guarantor's obligations hereunder by virtue of any statute of limitations, valuation, stay, moratorium law or other similar law now or hereafter in effect.

      12. Restriction on Subrogation and Contribution Rights. Notwithstanding any other provision to the contrary contained herein or provided by applicable law, unless and until all of the Obligations have been indefeasibly paid in full in cash and satisfied in full, each Guarantor hereby irrevocably defers and agrees not to enforce any and all rights it may have at any time (whether arising directly or indirectly, by operation of law or by contract) to assert any claim against the Borrower on account of payments made under this Guaranty, including, without limitation, any and all rights of or claim for subrogation, contribution, reimbursement, exoneration and indemnity, and further waives any benefit of and any right to participate in any collateral which may be held by the Agent or any Lender or any affiliate of the Agent or any Lender. In addition, each Guarantor will not claim any set-off or counterclaim against the Borrower in respect of any liability it may have to the Borrower unless and until all of the Obligations have been indefeasibly paid in full in cash and satisfied in full.

      Subject to the foregoing and the indefeasible performance and payment in full of the Obligations, each Guarantor acknowledges that all other "Guarantors" shall have contribution rights against such Guarantor in accordance with applicable law and in accordance with each such Person's benefits received under the Credit Agreement and the Loans.

      13. Demands. Any demand on or notice made or required to be given pursuant to this Guaranty shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, return receipt requested, sent by overnight courier, or sent by telegraph, telecopy, telefax or telex and confirmed by delivery via courier or postal service, addressed as follows:

          (a) if to the Guarantors, at:

          Liberty Property Trust
          500 Chesterfield Parkway,
          Malvern, PA  19355
          Attention: Chief Financial Officer

          or at such other address for notice as the Guarantors shall last have furnished in writing to the Agent with a copy to:

          Wolf, Block, Schorr and Solis-Cohen LLP
          1650 Arch Street
          22nd Floor
          Philadelphia, PA 19103
          Attention: Michael Sherman, Esq.

          or at such other address for notice as the Guarantors shall last have furnished in writing to the Agent; and

          (b) if to the Agent, at

          Bank of America, N.A.
          Independence Center

          101 North Tyron Street
          Charlotte, North Carolina  28255-0001
          Attention: Cindy Fisher (Fax: (704) 409-0180)

          or at such other address for notice as the Agent shall last have furnished in writing to the Guarantors; and

          Bingham McCutchen, LLP,
          150 Federal Street
          Boston, Massachusetts  02110-1726
          Attention: Stephen M. Miklus, Esq.

          or at such other address for notice as the Agent shall last have furnished in writing to the Guarantors; and

          (c) if to any Lender, at such Lender's address as set forth in
          Schedule 1.2 to the Credit Agreement or as shall have last been furnished in writing to the Person giving the notice.

      Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to the party to which it is directed, at the time of the receipt thereof by such party or the sending of such facsimile or (ii) if sent by registered or certified first-class mail, postage prepaid, return receipt requested, on the fifth Business Day following the mailing thereof.

      14. Amendments, Waivers, Etc. No provision of this Guaranty can be changed, waived, discharged or terminated except by an instrument in writing signed by the Agent and the Guarantors expressly referring to the provision of this Guaranty to which such instrument relates; and no such waiver shall extend to, affect or impair any right with respect to any Obligation which is not expressly dealt with therein. No course of dealing or delay or omission on the part of the Agent or the Lenders or any of them in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto.

      15. Further Assurances. Each Guarantor at its sole cost and expense agrees to do all such things and execute, acknowledge and deliver all such documents and instruments as the Agent from time to time may reasonably request in order to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Agent and the Lenders hereunder.

      16. Miscellaneous Provisions. This Guaranty is intended to take effect as a sealed instrument to be governed by and construed in accordance with the laws of the State of New York and shall inure to the benefit of the Agent, each Lender and its respective successors in title and assigns permitted under the Credit Agreement, and shall be binding on each Guarantor and each Guarantor's successors in title, assigns and legal representatives. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

      17. WAIVER OF JURY TRIAL. EXCEPT TO THE EXTENT SUCH WAIVER IS EXPRESSLY PROHIBITED BY LAW, EACH GUARANTOR HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY JURISDICTION AND IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS GUARANTY, THE OBLIGATIONS, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT HERETO OR THERETO OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING, AMONG THE GUARANTORS, THE BORROWER, THE AGENT AND/OR THE LENDERS. THIS WAIVER OF JURY TRIAL SHALL BE EFFECTIVE FOR EACH AND EVERY DOCUMENT EXECUTED BY THE GUARANTORS, THE AGENT OR THE LENDERS AND DELIVERED TO THE AGENT OR THE LENDERS, AS THE CASE MAY BE, WHETHER OR NOT SUCH DOCUMENTS SHALL CONTAIN SUCH A WAIVER OF JURY TRIAL. EACH GUARANTOR CONFIRMS THAT THE FOREGOING WAIVERS ARE INFORMED AND FREELY MADE.

      IN WITNESS WHEREOF, each Guarantor has executed and delivered this Guaranty as of the date first above written.

                                   GUARANTOR

                                   ___________________________________

                                   By: _______________________________
                                    Name:
                                    Title:

                                                                       EXHIBIT N

                          FORM OF DESIGNATED BANK NOTE

$______________                                                           [Date]

      FOR VALUE RECEIVED, the undersigned Liberty Property Limited Partnership, a Pennsylvania limited partnership (the "BORROWER"), hereby promises to pay to the order of __________________ (the "DESIGNATED BANK") at the Agent's Head Office (as defined in the Credit Agreement defined below):

            (a) prior to or on the Maturity Date (as defined in the Credit Agreement referred to below) the principal sum of, or the Dollar Equivalent of which is equal to, ______________________ Dollars ($_______________) or, if less, the aggregate unpaid principal amount of Competitive Bid Loans advanced by the Lender to the Borrower pursuant to the Amended and Restated Credit Agreement dated as of December __, 2005 (as amended, restated, replaced, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, Bank of America, N.A., as Agent, and other parties thereto; and

            (b) interest on the principal balance hereof from time to time outstanding at the times and at the rates provided in the Credit Agreement.

      Payments of both principal and interest are to be made in the currency in which such Loans were made and as specified in the Credit Agreement in Same Day Funds to the account designated by the Agent pursuant to the Credit Agreement.

      This Designated Bank Note evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Credit Agreement. The Designated Bank and any holder hereof pursuant to the Credit Agreement or by operation of law is entitled to the benefits of the Credit Agreement and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Designated Bank Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

      The Borrower irrevocably authorizes the Lender to make or cause to be made, at the time of receipt of any payment of principal of this Designated Bank Note, an appropriate notation on the grid attached to this Designated Bank Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Competitive Bid Loan or the receipt of such payment. The outstanding amount of the Competitive Bid Loan set forth on the grid attached to this Designated Bank Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Designated Bank with respect to any Competitive Bid Loans shall be prima facie evidence of the principal amount thereof owing and unpaid to the Designated Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Credit Agreement to make payments of principal of and interest on this Designated Bank Note when due to the extent of the unpaid principal and interest amount as of any date of determination.

      The Borrower has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Designated Bank Note on the terms and conditions specified in the Credit Agreement.

      If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Designated Bank Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

      No delay or omission on the part of the Designated Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Designated Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

      The Borrower and every endorser and guarantor of this Designated Bank Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Designated Bank Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

      THIS DESIGNATED BANK NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW TO THE EXTENT THAT WOULD REQUIRE APPLICATION OF SUBSTANTIVE LAWS OF ANOTHER JURISDICTION). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS DESIGNATED BANK NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 19 OF THE CREDIT AGREEMENT. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

      IN WITNESS WHEREOF, the undersigned has caused this Designated Bank Note to be signed in its partnership name by its duly authorized officer as of the day and year first above written.

                                          LIBERTY PROPERTY LIMITED PARTNERSHIP

                                            By: LIBERTY PROPERTY TRUST,
                                                its general partner

                                               By: _______________________
                                                  Name:
                                                  Title:

                  Amount of    Balance of
      Amount   Principal Paid   Principal  Notation
Date  of Loan    or Prepaid      Unpaid    Made By:
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
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----  -------  --------------  ----------  --------

                                                                       EXHIBIT O

                          FORM OF DESIGNATION AGREEMENT

                                                                          [Date]

      Reference is hereby made to the Amended and Restated Credit Agreement, dated as of December __, 2005 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Liberty Property Limited Partnership, a Pennsylvania limited partnership (the "BORROWER"), LIBERTY PROPERTY TRUST, a Maryland Trust, Bank of America, N.A. and the other lending institutions which are or may become parties thereto from time to time (the "LENDERS"), and Bank of America, N.A., as Agent for itself and the other Lenders (the "AGENT"). Terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

      [NAME OF DESIGNOR] (the "DESIGNOR") and [NAME OF DESIGNEE] (the "DESIGNEE") agree as follows:

      1. The Designor hereby designates the Designee, and the Designee hereby accepts such designation, to have a right to make Competitive Bid Loans on behalf of the Designor, pursuant to Section 2.10 of the Credit Agreement. Any assignment by Designor to Designee of its rights to make a Competitive Bid Loan pursuant to Section 18.9 of the Credit Agreement shall be effective as of the effective date specified in this Designation Agreement.

      2. Except as set forth in Section 7 below (solely with respect to the Designor), none of the Designor, any other Lender or the Agent makes any representation or warranty or assumes any responsibility pursuant to this Designation Agreement with respect to (a) any statements, warranties or representations made in or in connection with any Loan Document or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument and document furnished pursuant thereto or (b) the financial condition of the Borrower or the performance or observance by the Borrower of any of their obligations under any Loan Document or any other instrument or document furnished pursuant thereto.

      3. The Designee (a) confirms that it has received a copy of each Loan Document, together with copies of the financial statements referred to in the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Designation Agreement; (b) agrees that it will independently and without reliance upon the Agent, the Arranger, the L/C Issuer, the Swingline Lender, any other agent named in the Credit Agreement, the Designor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under any Loan Document; (c) confirms that it is a Designated Bank; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under any Loan Document as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (e) agrees to be bound by each and every provision of each Loan Document and further agrees that it will perform in accordance with their terms all of the obligations which by the terms of any Loan Document are required to be performed by it as a Designated Bank, including any and all obligations set forth in Section 18.9 of the Credit Agreement.

      4. The Designee hereby appoints Designor as Designee's agent and attorney in fact, and grants to Designor an irrevocable power of attorney, to receive payments made for the benefit of Designee under the Credit Agreement, to deliver and receive all communications and notices under the Credit Agreement and other Loan Documents and to exercise on Designee's behalf all rights to vote and to grant and make approvals, waivers, consents or amendments to or under the Credit Agreement or other Loan Documents. Any document executed by the Designor on the Designee's behalf in connection with the Credit Agreement or other Loan Documents shall be binding on the Designee to the same extent as if actually signed by the Designee. The Borrower, the Agent and each of the other Lenders may rely on and are third-party beneficiaries of the preceding provisions entitled to directly enforce the same.

      5. Following the execution of this Designation Agreement by the Designor and Designee, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date for this Designation Agreement (the "EFFECTIVE DATE") shall be the date of acceptance hereof by the Agent, unless otherwise specified on the signature page hereto.

      6. The Designor unconditionally agrees to pay or reimburse the Designee for, and save the Designee harmless against, all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed or asserted by any of the parties to the Loan Documents against the Designee, in its capacity as such, in any way relating to or arising out of this Designation Agreement or any other Loan Documents or any action taken or omitted by the Designee hereunder or thereunder.

      7. Upon such acceptance and recording by the Agent, as of the Effective Date, the Designee shall be a party to the Credit Agreement with a right to make Competitive Bid Loans as a Lender pursuant to Section 2.10 of the Credit Agreement and the rights and obligations of a Lender related thereto; provided, however, that the Designee shall not be required to make payments with respect to such obligations except to the extent of excess cash flow of the Designee which is not otherwise required to repay obligations of the Designee which are then due and payable. Notwithstanding the foregoing, the Designor, as agent for the Designee, shall be and remain obligated to the Borrower, the Agent, and the other Lenders for each and every of the obligations of the Designee and the Designor with respect to the Credit Agreement and any sums otherwise payable to the Borrower by the Designee.

      8. This Designation Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (excluding the laws applicable to conflicts or choice of law to the extent that would require application of substantive laws of another jurisdiction).

      9. This Designation Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be

\
deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Designation Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Designation Agreement.

      IN WITNESS WHEREOF, the Designor and the Designee, intending to be legally bound, have caused this Designation Agreement to be executed by their officers thereunto duly authorized as of the date first above written.

Effective Date:                 ____________ ____, 200__

                                [NAME OF DESIGNOR], as
                                Designor

                                By: ___________________________________
                                  Name:
                                  Title:

                                [NAME OF DESIGNEE], as
                                Designee

                                By: ___________________________________
                                  Name:
                                  Title:

                                Eurocurrency Lending Office (and address for notices):

                                         [ADDRESS]

Accepted this _____ day
of ____________, 200__

BANK OF AMERICA, N.A.,
as Agent

By: ________________________
Name:
Title:
____________________________